================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 2-14336) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        [X]
                        POST-EFFECTIVE AMENDMENT NO. 89                      [X]
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 92

                          VANGUARD/WINDSOR FUNDS, INC.
                      (FORMERLY, THE WINDSOR FUNDS, INC.)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)
                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000
                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482
                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.
       IT IS PROPOSED THAT THIS REGISTRATION STATEMENT BECOME EFFECTIVE:

          on February 20, 1998 pursuant to paragraph (b) of Rule 485.



     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24(f)(2) NOTICE FOR THE YEAR ENDED OCTOBER 31, 1997, ON JANUARY 29, 1998.


================================================================================

                             CROSS REFERENCE SHEET


 FORM N-1A
ITEM NUMBER                                                         LOCATION IN PROSPECTUS
   Item 1.    Cover Page..................................  Cover Page
   Item 2.    Synopsis....................................  Fund Profile; Fund Expenses
   Item 3.    Condensed Financial Information.............  Financial Highlights
   Item 4.    General Description of Registrant...........  The Fund's Objective; Investment
                                                            Strategy; Investment Policies;
                                                            Investment Limitations; Investment
                                                            Performance; General Information
   Item 5.    Management of the Fund......................  The Fund and Vanguard; Investment
                                                            Adviser
  Item 5A.    Management's Discussion of Fund
              Performance.................................  Herein incorporated by reference to
                                                            Registrant's Annual Report to
                                                            Shareholders dated October 31, 1997
                                                            filed with the Securities & Exchange
                                                            Commission's EDGAR system on December
                                                            19, 1997
   Item 6.    Capital Stock and Other Securities..........  Investing with Vanguard; Buying
                                                            Shares; Redeeming Shares; Share Price;
                                                            Dividends, Capital Gains and Taxes;
                                                            Distribution Options; General
                                                            Information
   Item 7.    Purchase of Securities Being Offered........  Cover Page; Investing with Vanguard;
                                                            Buying Shares
   Item 8.    Redemption or Repurchase....................  Redeeming Shares
   Item 9.    Legal Proceedings...........................  Not Applicable



 FORM N-1A                                                          LOCATION IN STATEMENT
ITEM NUMBER                                                       OF ADDITIONAL INFORMATION
  Item 10.    Cover Page..................................  Cover Page
  Item 11.    Table of Contents...........................  Cover Page
  Item 12.    General Information and History.............  Investment Objectives and Policies;
  Item 13.    Investment Objective and Policies...........  Investment Objectives and Policies;
                                                            Investment Limitations
  Item 14.    Management of the Registrant................  Management of the Fund
  Item 15.    Control Persons and Principal Holders
              of Securities...............................  Management of the Company
  Item 16.    Investment Advisory and Other Services......  Management of the Company
  Item 17.    Brokerage Allocation........................  Portfolio Transactions
  Item 18.    Capital Stock and Other Securities..........  Description of Shares and Voting
                                                            Rights
  Item 19.    Purchase, Redemption and Pricing
              of Securities Being Offered.................  Purchase of Shares; Redemption of
                                                            Shares; Share Price
  Item 20.    Tax Status..................................  Not Applicable
  Item 21.    Underwriters................................  Not Applicable
  Item 22.    Calculations of Performance Data............  Yield and Total Return
  Item 23.    Financial Statements........................  Financial Statements

VANGUARD/WINDSOR FUND

Prospectus
February 20, 1998

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 1997.


                               [GRAPHIC OF SHIP]

                                           [VANGUARD LOGO]

VANGUARD/WINDSOR FUND
A Growth and Income Stock Mutual Fund


CONTENTS

Fund Profile                        1

Fund Expenses                       2

Financial Highlights                3

A Word About Risk                   4

The Fund's Objectives               4

Who Should Invest                   4

Investment Strategy                 5

Investment Policies                 7

Investment Limitations              8

Investment
Performance                         9

Share Price                         9

Dividends, Capital
Gains, and Taxes                   10

The Fund and
Vanguard                           10

Investment Adviser                 11

General Information                12

Investing with
Vanguard                           13

Services and
Account Features                   13

Types of Accounts                  14

Distribution Options               15

Buying Shares                      15

Redeeming Shares                   17

Transferring
Registration                       19

Fund and Account
Updates                            19

Glossary            Inside Back Cover




INVESTMENT OBJECTIVES AND POLICIES

Vanguard/Windsor Fund (the "Fund") is a diversified mutual fund, a part of Vanguard/Windsor Funds, Inc., an open-end investment company.

   The Fund seeks to provide long-term growth of capital by investing mainly in the equity securities of large and medium-size companies whose stocks are considered to be undervalued by the Fund's adviser and out of favor with investors. The Fund's secondary objective is to provide some dividend income.

   The Fund is currently closed to new investors. Existing shareholders may purchase additional Fund shares, but may not invest more than $25,000 each year.

   IT IS IMPORTANT TO NOTE THAT THE FUND'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

FEES AND EXPENSES

Vanguard/Windsor Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.


ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (dated February 20, 1998) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard, calling our Investor Information Department at 1-800-662-7447, or visiting the Securities and Exchange Commission's website (www.sec.gov).


WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategy of Vanguard/Windsor Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE                                               Vanguard/Windsor Fund

WHO SHOULD INVEST (page 4)

- Investors seeking a growth and income stock mutual fund as part of a balanced and diversified investment program.

- Investors seeking growth of their capital over the long term -- at least five years.

-     Investors seeking some dividend income.

WHO SHOULD NOT INVEST

-     Investors unwilling to accept significant fluctuations in share price.

RISKS OF THE FUND (pages 4-8)

The Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and objective risk (the chance that returns from the types of stocks that the Fund invests in -- attractively priced or "value" stocks -- will trail returns from the overall stock market). Because the Fund can invest a portion of its assets in companies based outside the United States, it is exposed to several risks unique to foreign securities; see page 7 for details.

DIVIDENDS AND CAPITAL GAINS (page 10)

Dividends are paid in June and December. Capital gains, if any, are paid in December.

INVESTMENT ADVISER (page 11)

Wellington Management Company, LLP,
Boston, Mass.

MINIMUM INITIAL INVESTMENT:  The Fund is not open to new investors.

INCEPTION DATE: October 23, 1958

NET ASSETS AS OF 10/31/1997: $20.7 billion

FUND'S EXPENSE RATIO FOR THE
YEAR ENDED 10/31/1997: 0.27%

LOADS, 12b-1 MARKETING FEES: None

SUITABLE FOR IRAs: Yes

NEWSPAPER ABBREVIATION: Wndsr

VANGUARD FUND NUMBER: 022

CUSIP NUMBER: 922018106

QUOTRON SYMBOL: VWNDX, Q

ACCOUNT FEATURES (page 13)

-  Telephone Redemption

-  Vanguard Direct Deposit Service(TM)

-  Vanguard Automatic Exchange Service(sm)

-  Vanguard Fund Express(R)

-  Vanguard Dividend Express(sm)


AVERAGE ANNUAL TOTAL RETURNS --
PERIODS ENDED OCTOBER 31, 1997



                           1 YEAR    5 YEARS   10 YEARS
                           ----------------------------
Vanguard/Windsor Fund       27.0%     20.3%     15.6%
S&P 500 Index               32.1      19.9      17.2



QUARTERLY RETURNS (%) 1988 - 1997 (intended to show volatility of returns)


                                    [GRAPH]


            Vanguard               S&P
1988          10.2                 5.7             13.2           6.6               1.9           0.3             1.33
1989           6.9                 7.1              7             8.8               8.6          10.7            -7.42
1990          -2.9                -3                1.4          -0.2             -20.3         -13.7             7.8          8.9
1991          18.3                14.5              0.7          -0.2               5.6           5.3             2.2          8.4
1992           4.3                -2.5              5.6           1.9              -2.6           3.2             8.75
1993           8.9                 4.4              1.4           0.5               7.4           2.6             0.7          2.3
1994          -1.8                -3.8              3.8           0.4               1.1           4.9            -3.20
1995           8.5                 9.7             11.4           9.5               7.9           7.9            -0.26
1996           6.2                 5.4              1.5           4.5               5.3           3.1            11.34         8.34
1997           3.5                2.68            11.11         17.46               9.8           7.47


IN EVALUATING PAST PERFORMANCE, REMEMBER THAT IT IS NOT INDICATIVE OF FUTURE PERFORMANCE AND THAT RETURNS FROM STOCKS WERE HIGH DURING THE PERIODS SHOWN RELATIVE TO LONGER-TERM HISTORICAL AVERAGES. PERFORMANCE FIGURES INCLUDE THE REINVESTMENT OF ANY DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS. THE RETURNS ARE NET OF EXPENSES, BUT THEY DO NOT REFLECT INCOME TAXES A TAXABLE INVESTOR WOULD HAVE INCURRED. NOTE, TOO, THAT BOTH THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.


                                PLAIN TALK ABOUT

                                  FUND EXPENSES


All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard/Windsor Fund's expense ratio in fiscal year 1997 was 0.27%, or $2.70 per $1,000 of average net assets. The average growth and income equity fund had expenses in 1997 of l%, or $l per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.


FUND EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

   As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None


   The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of administering the Fund, maintaining accounts, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended October 31, 1997.

ANNUAL FUND OPERATING EXPENSES



Management and Administrative Expenses:                         0.18%
Investment Advisory Expenses:                                   0.06%
12b-1 Marketing Fees:                                           None
Other Expenses
   Marketing and Distribution Costs:                 0.02%
   Miscellaneous Expenses (e.g., Taxes, Auditing):   0.01%
Total Other Expenses:                                -----      0.03%
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):                    0.27%
                                                                =====


   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds, by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Fund provides a return of 5% a year and (2) you redeem your investment at the end of each period.


           ---------------------------------------------
           1 YEAR      3 YEARS      5 YEARS     10 YEARS
           ---------------------------------------------
             $3          $9           $15          $34
           ---------------------------------------------


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


The following financial highlights table shows the results for a share outstanding of the Fund for each of the fiscal years in the decade ended October 31, 1997. The financial statements that include these financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.



------------------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                             -------------------------------------------------------------------------------------------------------
                               1997       1996       1995      1994        1993      1992      1991      1990      1989     1988
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD         $ 16.99    $ 15.55    $ 14.55    $ 14.95    $ 12.37    $12.79    $ 9.72    $15.17    $14.13   $14.22
                             -------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income           .36        .43        .44        .44        .37       .49       .58       .74       .71      .66
 Net Realized and
  Unrealized Gain (Loss)
  on Investments                3.94       2.85       1.86        .42       2.98       .50      3.55     (4.59)     1.51     2.33
                             -------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
    OPERATIONS                  4.30       3.28       2.30        .86       3.35       .99      4.13     (3.85)     2.22     2.99
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income
 Distributions from             (.41)      (.46)      (.44)      (.37)      (.39)     (.57)     (.74)     (.75)     (.63)    (.87)
  Realized Capital Gains       (1.33)     (1.38)      (.86)      (.89)      (.38)     (.84)     (.32)     (.85)     (.55)   (2.21)
                             -------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS          (1.74)     (1.84)     (1.30)     (1.26)      (.77)    (1.41)    (1.06)    (1.60)    (1.18)   (3.08)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD               $ 19.55    $ 16.99    $ 15.55    $ 14.55    $ 14.95    $12.37    $12.79    $ 9.72    $15.17   $14.13
====================================================================================================================================
TOTAL RETURN                   27.04%     23.16%     17.80%      6.35%     28.29%     9.30%    44.69%   -27.93%    17.05%   27.01%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)           $20,678    $15,841    $13,008    $11,406    $10,537    $8,250    $7,859    $5,841    $8,313   $5,920
Ratio of Total Expenses to
 Average Net Assets             0.27%      0.31%      0.45%      0.45%      0.40%     0.26%     0.30%     0.37%     0.41%    0.46%
Ratio of Net Investment
 Income to Average
 Net Assets                     1.89%      2.75%      3.01%      3.11%      2.68%     3.89%     4.84%     5.82%     5.07%    5.08%
Portfolio Turnover Rate           61%        34%         2%        34%        25%       32%       36%       21%       34%      24%
Average Commission
 Rate Paid                   $ .0576    $ .0579        N/A        N/A        N/A       N/A       N/A       N/A       N/A      N/A
------------------------------------------------------------------------------------------------------------------------------------


   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.

                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


The Fund began fiscal 1997 with a net asset value (price) of $16.99 per share. During the year, the Fund earned $.36 per share from investment income (interest and dividends) and $3.94 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $4.30 per share, $1.74 was returned to shareholders in the form of distributions ($.41 in dividends, $1.33 in capital gains). The earnings ($4.30 per share) less total distributions ($1.74 per share) resulted in a share price of $19.55 at the end of the fiscal year, an increase of $2.56 per share (from $16.99 at the beginning of the period to $19.55 at the end of the period). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, the total return from the Fund was 27.04% for the year. As of October 31, 1997, the Fund had $20.7 billion in net assets; an expense ratio of 0.27% ($2.70 per $1,000 of net assets); and net investment income amounting to 1.89% of its average net assets. It sold and replaced securities valued at 61% of its total net assets.

                                PLAIN TALK ABOUT

                                   VALUE FUNDS
                                AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth funds focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value and growth stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hope of a greater increase in share price or who prefer a higher portion of the fund's returns to come as capital gains, which may be taxed at lower rates than dividend income.


                                PLAIN TALK ABOUT

                           INVESTING FOR THE LONG TERM

Vanguard/Windsor Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard/Windsor Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. However, as you consider an investment in the Fund, you should also take into account your own tolerance for the daily fluctuations of the stock market.

      Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, would confront.

THE FUND'S OBJECTIVES

Vanguard/Windsor Fund seeks to provide long-term growth of capital and, as a secondary objective, some dividend income. These objectives are fundamental, which means that they cannot be changed unless a majority of shareholders vote to do so.

[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES,
       YOUR INVESTMENT IN THE FUND, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.


WHO SHOULD INVEST

Vanguard/Windsor Fund may be suitable for you if:

- You wish to add a growth and income mutual fund to your existing holdings, which could include other stock -- as well as bond, money market, and tax-exempt -- investments.

- You want a value-oriented investment that seeks to provide long-term growth as well as some dividend income.

      This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

- The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

-     The Fund reserves the right to stop offering shares at any time.

INVESTMENT STRATEGY

This section explains how the investment adviser pursues the Fund's objectives of long-term capital growth and some dividend income. It also explains several important risks -- market risk, objective risk, manager risk, country risk, and currency risk -- faced by investors in the Fund. Unlike the Fund's investment objectives, the advisor's investment strategy is not fundamental and can be changed by the Fund's Board of Directors without shareholder approval. However, before making any important change in its strategy, the Fund will give shareholders 30 days' notice, in writing.

MARKET EXPOSURE

The Fund is a value-oriented growth and income fund that invests mainly in large- and mid-capitalization common stocks that offer favorable prospects for capital growth and dividend income. At times, the Fund may also invest in preferred stock and in securities that are convertible into common stock.

[FLAG] THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK
       PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

      To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between the best and worst returns tends to narrow over the long term.


-----------------------------------------------------------------
                    U.S. STOCK MARKET RETURNS (1926 - 1997)
-----------------------------------------------------------------
                  1 YEAR       5 YEARS     10 YEARS      20 YEARS
-----------------------------------------------------------------
Best               53.9%        23.9%        20.1%        16.9%
Worst            - 43.3       - 12.5        - 0.9          3.1
Average            13.0         10.5         10.9         10.9
-----------------------------------------------------------------


                                PLAIN TALK ABOUT

                             COSTS AND MARKET TIMING

Some investors try to profit from "market-timing" -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who did not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, closely monitoring daily transactions.



                                PLAIN TALK ABOUT

                               LARGE-CAP, MID-CAP,
                              AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median market value of their outstanding shares exceeding $7.5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $7.5 billion. Small-cap funds hold stocks of companies with a median market value of up to $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds.

                                PLAIN TALK ABOUT

                             PRICE/EARNINGS RATIOS

A widely used measure of common-stock valuation is the price/earnings (P/E) ratio. The P/E ratio is simply a stock's current price divided by its earnings per share from the past year (or sometimes its projected earnings for the coming year). In general, a lower P/E ratio indicates that a stock is out of favor with investors and is expected to have slow future growth in profits. A higher P/E ratio indicates that investors expect rapid growth in a company's profits. Keep in mind, however, that these expectations can sometimes prove incorrect, and that there is no "ideal" P/E ratio.


                                PLAIN TALK ABOUT

                            PORTFOLIO DIVERSIFICATION



In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less diversified mutual funds have 50% or more of their assets invested in the stocks of just ten companies.


      The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. For example, while the average return on stocks for all of the 5-year periods was 10.5%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1950 through 1954). These average returns reflect past performance and should not be regarded as an indication of future returns from either the stock market as a whole or this Fund in particular.


      Finally, because Vanguard/Windsor Fund does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

[FLAG] THE FUND IS SUBJECT TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY THAT
       RETURNS FROM THE TYPE OF STOCKS IN WHICH THE FUND INVESTS -- ATTRACTIVELY PRICED OR "VALUE" STOCKS -- WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. DIFFERENT TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF OUTPERFORMANCE AND UNDERPERFORMANCE IN COMPARISON TO COMMON STOCKS IN GENERAL. THESE CYCLES HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


SECURITY SELECTION

Wellington Management Company, LLP (WMC), adviser to the Fund, selects what it considers to be undervalued securities of large- and mid-capitalization companies. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically -- but not always -- have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.

      A stock's value is the key element in WMC's selection process. WMC considers several fundamental factors, including the stock's projected growth rate, earnings potential, dividend yield, and P/E ratio. WMC then selects the stock if it has strong prospects for capital appreciation, but is currently trading at a price that is lower than what is expected of a stock with such potential. WMC sets a price that it feels more accurately reflects the stock's overall worth, and when the stock reaches that predetermined price, it will be sold.

      The Fund's top ten holdings (which amounted to 33% of the Fund's total net assets) as of October 31, 1997, follow:

 1. Citicorp
 2. AT&T
 3. Rhone-Poulenc SA ADR
 4. Ford Motor Co.
 5. Columbia/HCA Healthcare
 6. Delta Air Lines, Inc.
 7. Aluminum Co. of America
 8. The Boeing Co.
 9. Georgia-Pacific Corp.
10. Burlington Resources, Inc.

      Keep in mind that, because the makeup of the Fund may change, this listing is only a "snapshot" at one point in time. Note, too, that the Fund's relatively low level of diversification means that there is a greater chance that the poor performance of a single stock could hurt the Fund.


      The Fund is run by WMC according to traditional methods of active investment management, which means securities are bought and sold according to WMC's judgments about companies and their financial prospects, and about the stock market and the economy in general.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT WMC
       MAY DO A POOR JOB OF SELECTING STOCKS.


PORTFOLIO TURNOVER

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's average turnover rate for the past ten years has been about 33%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)


INVESTMENT POLICIES

Besides investing in undervalued common stocks, the Fund may follow a number of investment policies to achieve its objectives.

      The Fund may invest as much as 20% of its assets in securities of companies based outside the United States and may engage in currency transactions. These securities can be traded in either U.S. or foreign markets.

[FLAG] THE FUND IS SUBJECT TO COUNTRY RISK AND CURRENCY RISK. COUNTRY RISK IS
       THE POSSIBILITY THAT POLITICAL EVENTS (SUCH AS A WAR), FINANCIAL PROBLEMS (SUCH AS GOVERNMENT DEFAULT), OR NATURAL DISASTERS (SUCH AS AN EARTHQUAKE) WILL WEAKEN A COUNTRY'S ECONOMY AND CAUSE INVESTMENTS IN THAT COUNTRY TO LOSE MONEY. CURRENCY RISK IS THE POSSIBILITY THAT A "STRONGER" U.S. DOLLAR WILL REDUCE RETURNS FOR AMERICANS INVESTING OVERSEAS. GENERALLY, WHEN THE DOLLAR RISES IN VALUE AGAINST A FOREIGN CURRENCY, YOUR INVESTMENT IN THAT COUNTRY LOSES VALUE BECAUSE ITS CURRENCY IS WORTH FEWER U.S. DOLLARS. ON THE OTHER HAND, A "WEAKER" DOLLAR GENERALLY LEADS TO HIGHER RETURNS FOR AMERICANS HOLDING FOREIGN INVESTMENTS.

      The Fund may invest in money market instruments, fixed-income securities, convertible securities, and other equity securities, such as preferred stock. The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.


                                PLAIN TALK ABOUT

                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all domestic stock funds is approximately 80%.


                                PLAIN TALK ABOUT

                                  THE RISKS OF
                             INTERNATIONAL INVESTING

Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than in the U.S. These factors, among others, could negatively impact the returns Americans receive from a foreign investment. For more information, see the Statement of Additional Information.

                                PLAIN TALK ABOUT

                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives -- some of which can carry considerable risks.


                                PLAIN TALK ABOUT

                                  CASH RESERVES

 With mutual funds, holding cash reserves -- or "cash" -- does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash, such as those described in the prospectus glossary. (Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, other funds allow investment advisers to hold up to 20% of a fund's assets in cash reserves.


      The Fund may also invest in derivatives.

[FLAG] THE FUND RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK
       FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF
       DERIVATIVES.


      Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Fund will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Fund's assets -- 5% -- may be applied toward the deposits required on futures contracts, and the value of all futures contracts in which the Fund acquires an interest cannot exceed 20% of the Fund's total assets.

      The reasons for which the Fund may invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Fund's transaction costs by buying futures instead of actual stocks.

- To add value to the Fund by buying futures instead of actual stocks when futures are cheaper.

      The Fund will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit. No more than 35% of the Fund's assets may be invested in short-term fixed-income securities for purposes other than taking a temporary defensive position.


INVESTMENT LIMITATIONS


The Fund has adopted limitations on some of its investment policies. Some of these limitations are that the Fund will not:

-     Invest more than 25% of its assets in any one industry.

- Borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of its net assets. Whenever the Fund's outstanding borrowing is more than 5% of its assets, it will stop making investments.

With respect to 75% of its assets, the Fund will not:

-     Invest more than 5% in the securities of any one company.

-     Buy more than 10% of the outstanding voting securities of any company.

      A complete list of the Fund's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Fund's shareholders.

INVESTMENT PERFORMANCE

Vanguard/Windsor Fund invests primarily in common stocks, so its performance is closely correlated to the performance of the overall stock market. Historically, stock market performance, both domestic and foreign, has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.


                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR PERIODS ENDED OCTOBER 31, 1997

                                  [BAR GRAPH]



                         1 Year   3 Years    5 Years    10 Years    20 Years    25 Years
                         ------   -------    -------    --------    --------    --------
Vanguard/Windsor Fund     27.0%    22.6%      20.3%      15.6%       17.7%       15.5%
S&P 500 Index             32.1%    27.5%      19.9%      17.2%       16.5%       13.1%


 The results shown above represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged Standard & Poor's 500 Composite Stock Price Index. The chart does not make any allowances for federal, state, or local income taxes that shareholders must pay on a current basis.


SHARE PRICE

The Fund's share price, also called its net asset value, or NAV, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. The net asset value per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

                            TOTAL ASSETS   -   LIABILITIES
   NET ASSET VALUE =  -----------------------------------------
                             NUMBER OF SHARES OUTSTANDING

      The daily net asset value is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

   The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is WNDSR.


                                PLAIN TALK ABOUT

                                PAST PERFORMANCE


Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that a fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.


                                PLAIN TALK ABOUT

                               "BUYING A DIVIDEND"

Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.



DIVIDENDS, CAPITAL GAINS, AND TAXES

Each June and December, the Fund distributes to its shareholders virtually all of its income from interest and dividends. Any capital gains realized from the sale of securities are distributed in December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at other times during the year. You can choose to receive your distributions of income and capital gains (or of income alone) in cash, or you can have them automatically invested in more shares of the Fund. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December -- if paid to you by the end of January -- are taxed as if they had been paid to you in December. Each year Vanguard will send you a statement showing the tax status of all your distributions.

- The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund. Long-term capital gains may be taxed at different rates depending on how long the Fund held the securities. Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of the ordinary investment activities of the Fund. Consequently, distributions may vary considerably from year to year.


- If you sell or exchange your shares, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

      The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your tax adviser about the tax consequences of an investment in the Fund.



THE FUND AND VANGUARD

Vanguard/Windsor Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $320 billion. All the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

      Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

      A list of the Fund's Directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.


INVESTMENT ADVISER

The Fund employs Wellington Management Company, LLP (WMC), 75 State Street, Boston, MA 02109, as its investment adviser. WMC manages the Fund subject to the control of the Directors and officers of the Fund.

      WMC is paid a quarterly advisory fee based on an average of the Fund's month-end net assets during that quarter:

           ----------------------------------------------
           AVERAGE ASSETS MANAGED               BASIC FEE
           ----------------------------------------------
           First $17.5 billion                   0.125%
           Over $17.5 billion                    0.100
           ----------------------------------------------

      Beginning April 30, 1999, WMC's basic advisory fee may be adjusted based on the total return performance of the Fund as compared to that of the Standard & Poor's 500 Index. Under the fee schedule, WMC's basic fee may be increased or decreased by as much as 67% for the first $17.5 billion of average net assets managed during the period and by 90% for average net assets over $17.5 billion. Until this new schedule goes into effect, WMC's basic fee will follow transition rules set forth by the Securities and Exchange Commission and described in the Fund's Statement of Additional Information.


      For the fiscal year ended October 31, 1997, the net fee paid by Vanguard/Windsor Fund to its adviser was $11,681,000, after a decrease of $11,821,000 based on performance.


      The current fee agreement with WMC authorizes it to choose brokers and dealers to handle the purchase and sale of the Fund's securities, and directs WMC to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, WMC may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then WMC is authorized to choose a broker who, in addition to executing the transaction, will provide research services to WMC or the Fund. However, WMC will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct WMC to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

      The Board of Directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new


                                PLAIN TALK ABOUT

                                VANGUARD'S UNIQUE
                               CORPORATE STRUCTURE

The Vanguard Group, Inc., is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.


                                PLAIN TALK ABOUT

                               THE FUND'S ADVISER

Wellington Management Company, LLP, is an investment counseling firm founded in 1928; it currently manages more than $169 billion in assets. The manager responsible for WMC's strategy for Vanguard/Windsor Fund is:

      CHARLES T. FREEMAN, Senior Vice President and Partner of WMC; has worked in investment management since 1967; with WMC since 1969; B.S., M.B.A., University of Pennsylvania.

      Mr. Freeman was appointed Fund Manager in January 1996, following the retirement of John B. Neff, who had managed the Fund since 1964.

investment adviser as either a replacement for WMC or as an additional adviser. However, no such change would be made before giving shareholders 30 days' notice, in writing.


GENERAL INFORMATION

Vanguard/Windsor Fund is one of two Funds of Vanguard/ Windsor Funds, Inc., which is organized under the laws of the state of Maryland. The other Fund is Vanguard/Windsor II (which is open to all investors). The two Funds are combined under one corporation for administrative purposes, but for investment management purposes operate like separate companies.

      Shareholders of Vanguard/Windsor Fund have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Director if the holders of at least 10% of the Fund's shares request a meeting in writing.



"Standard & Poor's," "Standard & Poor's 500," "S&P," and "500" are trademarks of The McGraw-Hill Companies, Inc.

   INVESTING WITH VANGUARD

   At this time, shares of Vanguard/Windsor Fund are not being offered or sold to new investors. As a result, many of the services described on the following pages are for current shareholders only. Current shareholders may make additional investments, but the total amount invested during a calendar year may not exceed $25,000.

         The following sections of the prospectus briefly explain the many services we offer you as a Vanguard/Windsor Fund shareholder. Booklets providing detailed information are available on the services marked with a [BOOK GRAPHIC]. Please call us to request copies.

   SERVICES AND ACCOUNT FEATURES

   Vanguard offers many services that make it convenient to buy, sell, or exchange shares.


   TELEPHONE REDEMPTIONS                     Automatically set up for this Fund unless you notify us
   (SALES AND EXCHANGES)                     otherwise.

   VANGUARD DIRECT DEPOSIT                   Automatic method for depositing your paycheck or U.S. government
   SERVICE                                   payment (including Social Security and government pension checks)
   [BOOK GRAPHIC]                            into your account.

   VANGUARD AUTOMATIC EXCHANGE               Automatic method for moving a fixed amount of money from
   SERVICE                                   one Vanguard fund account to another.*
   [BOOK GRAPHIC]
   VANGUARD FUND EXPRESS                     Electronic method for buying or selling shares. You can transfer
   [BOOK GRAPHIC]                            money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.*

   VANGUARD DIVIDEND EXPRESS                 Electronic method for transferring dividend and/or capital gains
   [BOOK GRAPHIC]                            distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.

   VANGUARD BROKERAGE SERVICES               A cost-effective way to trade stocks, bonds, and options on major
   (VBS)                                     exchanges, Nasdaq, and other domestic over-the-counter markets at
   [BOOK GRAPHIC]                            reduced rates, and to buy and sell shares of non-Vanguard mutual funds.
                                             Call VBS (1-800-992-8327) for additional information and the appropriate forms.


   *Can be used to "dollar-cost average" [BOOK GRAPHIC] or to contribute to an IRA or other retirement plan.

[Investor Information 1-800-662-7447 - Client Services 1-800-662-2739 - Tele-Account 1-800-662-6273]

   [Investor Information 1-800-662-7447 - Client Services 1-800-662-2739 - Tele-Account 1-800-662-6273

   TYPES OF ACCOUNTS

   INDIVIDUAL OR OTHER ENTITY


   Currently, shares of Vanguard/Windsor Fund are not being offered or sold to NEW investors; however, the following accounts may be established through a transfer of Fund shares. Call Client Services for more information.



   FOR ONE OR MORE PEOPLE                 To open an account in the name of one (individual) or more
                                          (joint tenants) people. $3,000 minimum initial investment.

   FOR A MINOR CHILD                      To open an account as an UGMA/UTMA (Uniform Gifts/Transfers
   [BOOK GRAPHIC]                         to Minors Act). Age of majority and other requirements are set by state law. $1,000 minimum initial investment.

   FOR HOLDING TRUST ASSETS               To invest assets held in an existing trust. $3,000 minimum initial
   [BOOK GRAPHIC]                         investment.

   FOR THIRD-PARTY TRUSTEE                To open an account as a retirement trust or plan based on an existing
   RETIREMENT INVESTMENTS                 corporate or institutional plan. These accounts are established by
   (Vanguard is not the custodian         the custodian or trustee of the existing plan. $1,000 minimum initial
   or trustee.)                           investment.

   FOR AN ORGANIZATION                    To open an account as a corporation, partnership, or other entity.
                                          These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.



   RETIREMENT

   FOR AN INDIVIDUAL RETIREMENT           To open a retirement account in the name of an individual. IRAs can
   ACCOUNT (IRA)                          be established with a contribution, a direct rollover from an employer's
   (Vanguard Fiduciary Trust              plan, such as a 401(k), or an asset transfer or rollover from another
   Company is the custodian.)             financial institution, such as a bank or mutual fund company. $1,000 minimum initial investment.

   FOR A SIMPLIFIED EMPLOYEE              To open a retirement account in the name of an employee.  SEPs allow
   PENSION PLAN ACCOUNT (SEP-IRA)         employers to make deductible contributions directly to IRAs
   (Vanguard Fiduciary Trust Company      established by their employees. A SEP can be established by people who are
   is the custodian.)                     self-employed, small-business owners, partnerships, or corporations.
   1-800-823-7412
   Individual Retirement Plans

   FOR A SAVINGS INCENTIVE MATCH          To open a retirement account in the name of an employee. Created as
   PLAN FOR EMPLOYEES ACCOUNT             part of the Small Business Job Protection Act of 1996, SIMPLEs
   (SIMPLE-IRA)                           replace SAR-SEPs. SIMPLEs are exclusively for employers that had 100 or
   (Vanguard Fiduciary Trust Company      fewer employees in the most recent calendar year and that do not maintain
   is the custodian.)                     another employer-sponsored retirement plan. SIMPLEs can be established by people
   1-800-823-7412                         who are self-employed, small-business owners, partnerships, or corporations.
   Individual Retirement Plan             Salary reduction contributions may be made by the employee, with matching or nonmatching contributions from the employer.

   FOR A QUALIFIED RETIREMENT             To open a retirement account that allows small-business owners or
   PROGRAM ACCOUNT                        people who are self-employed to make tax-deductible retirement
   (Vanguard Fiduciary Trust              contributions for themselves and their employees into Profit-Sharing and Money
   Company can be the custodian.)         Purchase Pension (Keogh) plans.
   1-800-823-7412
   Individual Retirement Plans

   FOR A 403(B)(7) CUSTODIAL ACCOUNT      To open a retirement account that allows employees of tax-exempt
   (Vanguard Fiduciary Trust              institutions (for example, schools or hospitals) to make pretax
   Company is the custodian.)             retirement contributions.
   1-800-823-7412
   Individual Retirement Plans






   DISTRIBUTION OPTIONS

   You can receive distributions of dividends and/or capital gains in a number of ways:

   REINVESTMENT                           Dividends and capital gains are automatically reinvested in additional shares of the Fund unless you request a different distribution method.

   DIVIDENDS IN CASH                      Dividends are paid by check and mailed to your account's address of record, and capital gains are reinvested in additional shares of the Fund.

   CAPITAL GAINS IN CASH                  Capital gains distributions are paid by check and mailed to your account's address of record, and dividends are reinvested in additional shares of the Fund.

   DIVIDENDS AND CAPITAL GAINS            Both dividends and capital gains distributions are paid by check and
   IN CASH                                mailed to your account's address of record.

   To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, see Vanguard Dividend Express under "Services and Account Features."

   If you have elected to receive dividend and/or capital gains distributions in cash, but the Postal Service is unable to make delivery to your address of record, your distribution option will be changed to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.



BUYING SHARES

At this time, shares of Vanguard/Windsor Fund are not being offered or sold to new investors. Current shareholders may make additional investments, but the total amount invested during a calendar year may not exceed $25,000.

    You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request, provided we receive your request before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time). The Fund is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.


                     INVESTOR INFORMATION  1-800-662-7447      -
      CLIENT SERVICES  1-800-662-2739    -    TELE-ACCOUNT  1-800-662-6273

                     INVESTOR INFORMATION  1-800-662-7447      -
      CLIENT SERVICES  1-800-662-2739    -    TELE-ACCOUNT  1-800-662-6273

BUYING SHARES (continued)

                                       ADD TO AN EXISTING ACCOUNT
   MINIMUM INVESTMENT                  ($100 BY MAIL OR EXCHANGE; $1,000 BY WIRE.)

   BY MAIL                             Mail your check with an Invest-By-Mail form detached from your
   [ENVELOPE]                          confirmation statement to the address listed on the form.
   FIRST-CLASS mail to:
   The Vanguard Group                  Make your check payable to: The Vanguard Group - 22
   P.O. Box 2600                       All purchases must be made in U.S. dollars, and checks must be drawn
   Valley Forge, PA 19482-2600         on U.S. banks.

   EXPRESS OR REGISTERED mail to:
   The Vanguard Group
   455 Devon Park Drive
   Wayne, PA 19087-1815

   IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

   BY TELEPHONE                        Call Vanguard Tele-Account* 24 hours a day -- or Client Services during
   [TELEPHONE RECEIVER]                business hours -- to exchange from another Vanguard fund account with
   1-800-662-6273                      the same registration (name, address, taxpayer I.D., and account type).
   Vanguard Tele-Account(R)

   1-800-662-2739                      Use Vanguard Fund Express (see "Services and Account Features") to
   Client Services                     transfer assets from your bank account. Call Client Services before your first use to verify that this option is in place.

                                       *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.



   IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.


   By Wire                             Call Client Services to arrange your wire transaction.
   [WIRE]
   Wire to:                            Wire transactions are not available for retirement accounts,
   CoreStates Bank, N.A.               except for asset transfers and direct rollovers.
   ABA 031000011
   CoreStates No. 0101 9897
   [Temporary Account Number]
   Vanguard/Windsor Fund
   [Account Registration]
   Attention: Vanguard

   AUTOMATICALLY                       Vanguard offers a variety of ways that you can add to your account
   [GRAPHIC OF ARROWS IN A CIRCLE]     automatically. See "Services and Account Features."



   You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

   IMPORTANT NOTE: If you buy Fund shares through a registered broker/dealer or investment adviser, the broker/dealer or adviser may charge you a service fee.

   REDEEMING SHARES

   IMPORTANT TAX NOTE: ANY SALE OR EXCHANGE OF SHARES IN A NONRETIREMENT ACCOUNT COULD RESULT IN A TAXABLE GAIN OR A LOSS.


   The ability to redeem (that is, sell or exchange) Fund shares by telephone is automatically established for your nonretirement account unless you tell us in writing that you do not want this option.


      To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

   [CHECK MARK] Fund name.
   [CHECK MARK] 10-digit account number.
   [CHECK MARK] Name and address exactly as registered on that account. [CHECK MARK] Social Security or employer identification number as registered on that account.

      If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

      If we follow reasonable security procedures, neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

   HOW TO SELL SHARES

   You may withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Fund's next-determined net asset value after Vanguard receives all required documents in good order. Good order means that the request includes:

   [CHECK MARK] Fund name and account number.
   [CHECK MARK] Amount of the transaction (in dollars or shares).
   [CHECK MARK] Signatures of all owners exactly as registered on the account. [CHECK MARK] Signature guarantees (if required).
   [CHECK MARK] Any supporting legal documentation that may be required. [CHECK MARK] Any certificates you are holding for the account.


      Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed at the next business day's net asset value. No interest will accrue on amounts represented by uncashed redemption checks. The Fund will not cancel any trade (e.g., purchase, redemption, or exchange) believed to be authentic once the trade request has been received in writing or by telephone.


      The Fund reserves the right to close any nonretirement or UGMA/UTMA account in which the balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in either June or December if your nonretirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.


   SOME WRITTEN REQUESTS REQUIRE A SIGNATURE GUARANTEE FROM A BANK, BROKER, OR OTHER ACCEPTABLE FINANCIAL INSTITUTION. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.


   Investor Information 1-800-662-7447     -     Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273

   Investor Information 1-800-662-7447     -     Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273

   REDEEMING SHARES (continued)

   HOW TO EXCHANGE SHARES


   An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

      Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

      Because excessive exchanges can potentially disrupt the management of the Fund and increase transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Fund during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have a negative impact on the management of the Fund.


      Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

   SELLING OR EXCHANGING SHARES        ACCOUNT TYPE
   BY TELEPHONE                        ALL TYPES EXCEPT RETIREMENT:
   [TELEPHONE GRAPHIC]                Call Vanguard Tele-Account* 24 hours a day -- or Client Services
   1-800-662-6273                      during business hours -- to sell or exchange shares. You can exchange
   Vanguard Tele-Account               shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

   1-800-662-2739                      RETIREMENT:
   Client Services                     You can exchange -- but not sell -- shares by calling Tele-Account or Client
                                       Services.

                                       *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first redemption.


   BY MAIL                             ALL TYPES EXCEPT RETIREMENT:
   [ENVELOPE GRAPHIC]                  Send a letter of instruction signed by all registered account holders.
   FIRST-CLASS mail to:                Include the fund name and account number and (if you are selling) a
   The Vanguard Group                  dollar amount or number of shares OR (if you are exchanging) the
   Vanguard/Windsor Fund               name of the fund you want to exchange into and a dollar amount or
   P.O. Box 1120                       number of shares. In order to exchange into an account with a different
   Valley Forge, PA 19482-1120         registration (including a different name, address, or taxpayer identification number), you must provide Vanguard with written instructions
   EXPRESS OR REGISTERED mail to:      that include the guaranteed signatures of all current account owners.
   The Vanguard Group
   Vanguard/Windsor Fund               RETIREMENT:
   455 Devon Park Drive                For information on how to request distributions from:
   Wayne, PA 19087-1815                -  IRAs -- call Client Services.
                                       -  SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and
                                          Profit-Sharing and Money Purchase Pension (Keogh) Plans -- call
                                          Individual Retirement Plans at 1-800-823-7412.
                                       Depending on your account registration type, additional documentation may be required.

EXCHANGING SHARES ONLINE               You may use your personal computer to exchange
[COMPUTER GRAPHIC]                     shares of most Vanguard funds by accessing our
                                       website (www.vanguard.com). To establish this
                                       service for your account, you must first
                                       register through the website. We will then send
                                       to you, by mail, an account access password that
                                       will enable you to make online exchanges.

                                       The Vanguard funds that you cannot purchase or
                                       sell through online exchange are VANGUARD INDEX
                                       TRUST, VANGUARD BALANCED INDEX FUND, VANGUARD
                                       INTERNATIONAL EQUITY INDEX FUND, VANGUARD REIT
                                       INDEX PORTFOLIO, VANGUARD TOTAL INTERNATIONAL
                                       PORTFOLIO, and VANGUARD GROWTH and INCOME
                                       PORTFOLIO (formerly known as Vanguard
                                       Quantitative Portfolios). These funds do permit
                                       online exchanges within IRAs and other
                                       retirement accounts.

AUTOMATICALLY                          ALL TYPES EXCEPT RETIREMENT:
[GRAPHIC OF ARROWS IN A CIRCLE]        Vanguard offers several ways to sell or exchange
                                       shares automatically (see "Services and Account
                                       Features"). Call Investor Information for the
                                       appropriate booklet and application if you did
                                       not elect a feature when you opened your
                                       account.


      It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to delay your redemption proceeds -- up to seven days -- if the amount will disrupt the Fund's operation or performance.

                        A NOTE ON UNUSUAL CIRCUMSTANCES

   Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.


   TRANSFERRING REGISTRATION

   HOW TO TRANSFER SHARES

   You may transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to: Vanguard Financial Center,
   Attention: Transfer Department, P.O. Box 1110, Valley Forge, PA 19482-1110.


   FUND AND ACCOUNT UPDATES

   STATEMENTS AND REPORTS

   We will send you clear, concise account and tax statements to help you keep track of your Vanguard/Windsor Fund account throughout the year, as well as when you are preparing your income tax returns.

                     INVESTOR INFORMATION  1-800-662-7447      -
      CLIENT SERVICES  1-800-662-2739    -    TELE-ACCOUNT  1-800-662-6273

                     INVESTOR INFORMATION  1-800-662-7447      -
      CLIENT SERVICES  1-800-662-2739    -    TELE-ACCOUNT  1-800-662-6273

FUND AND ACCOUNT UPDATES (continued)

      In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, a listing of the Fund's holdings, and other financial statements.

   CONFIRMATION STATEMENT              Sent each time you buy, sell, or exchange shares;
                                       confirms the trade date and the amount of your
                                       transaction.

   PORTFOLIO SUMMARY                   Mailed quarterly; shows the market value of your
   [BOOK GRAPHIC]                      account at the close of the statement period, as well
                                       as distributions, purchases, sales, and exchanges for
                                       the current calendar year.

   FUND FINANCIAL REPORTS              Mailed in June and December for this Fund.

   TAX STATEMENTS                      Generally mailed in January; report previous year's
                                       dividend distributions, proceeds from the sale of
                                       shares, and distributions from IRAs or other
                                       retirement accounts.

   AVERAGE COST STATEMENT              Issued quarterly for most taxable accounts
   [BOOK GRAPHIC]                      (accompanies your Portfolio Summary); shows the
                                       average cost of shares that you redeemed during the
                                       calendar year, using the average cost single category
                                       method.



AUTOMATED TELEPHONE ACCESS

VANGUARD TELE-ACCOUNT                  Toll-free access to Vanguard fund and account
1-800-662-6273                         information -- as well as some transactions -- through
Any time, seven days a week,           any TouchTone(TM) telephone. Tele-Account provides
from anywhere in the continental       total return, share price, price change, and yield
United States and Canada.              quotations for all Vanguard funds; gives your account
[BOOK GRAPHIC]                         balances and history (e.g., last transaction, latest
                                       dividend distribution); and allows you to sell or
                                       exchange fund shares.


COMPUTER ACCESS

VANGUARD ONLINE(SM)                    Use your personal computer to learn more about
www.vanguard.com                       Vanguard's funds and services; keep in touch with your
                                       Vanguard accounts; map out a long-term investment
                                       strategy; initiate certain transactions; and ask
                                       questions, make suggestions, and send messages to
                                       Vanguard.

                                       Our education-oriented website provides timely news
                                       and information about Vanguard funds and services; an
                                       online "university" that offers a variety of mutual
                                       fund classes; and easy-to-use, interactive tools to
                                       help you create your own investment and retirement
                                       strategies.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK

The possibility that events within a country such as changes in regulation, political or financial troubles, or natural disasters will adversely affect the market value of securities issued by companies or governments in that country.

CURRENCY RISK

The possibility that an American's foreign investment will lose money because of unfavorable exchange rate movements.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes account management fees, administrative fees, and any 12b-1 marketing fees.

GROWTH AND INCOME STOCK FUND

A mutual fund that seeks moderate capital appreciation and some dividend income by investing primarily in stocks.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an attempt to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security, industry, or country.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that focuses on stocks of companies that, considering their earnings and dividends, are attractively priced; these companies often pay regular dividend income to shareholders.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low share prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                       [THE VANGUARD GROUP LOGO]
                                                          Post Office Box 2600
                                                          Valley Forge, PA 19482

INVESTOR INFORMATION                       VANGUARD BROKERAGE                ELECTRONIC ACCESS TO THE
DEPARTMENT                                 SERVICES                          VANGUARD MUTUAL FUND
1-800-662-7447 (SHIP)                      1-800-992-8327                    EDUCATION AND INFORMATION
TEXT TELEPHONE:                            For information on trading        CENTER
1-800-952-3335                             stocks, bonds, and options        World Wide Web
For information on our funds,              at reduced commissions            www.vanguard.com
fund services, and retirement
accounts; requests for                     VANGUARD TELE-ACCOUNT(R)          E-mail
literature                                  1-800-662-6273 (ON-BOARD)        online@vanguard.com
                                           For 24-hour automated access
CLIENT SERVICES DEPARTMENT                 to price and yield, information
1-800-662-2739 (CREW)                      on your account, certain
TEXT TELEPHONE:                            transactions
1-800-662-2738
For information on your
account, account transactions,
and account statements











                                                    (c) 1998 Vanguard Marketing
                                                        Corporation, Distributor

                                                        P022N

VANGUARD/
WINDSOR FUND

Institutional Prospectus
February 20, 1998






This prospectus contains financial data for the Fund through the fiscal year ended October 31, 1997.



                               [GRAPHIC OF SHIP]

                                                       [THE VANGUARD GROUP LOGO]

VANGUARD/WINDSOR FUND

CONTENTS

Fund Profile                 1

Fund Expenses                2

Financial Highlights         3

A Word About Risk            4

The Fund's Objectives        4

Who Should Invest            4

Investment Strategy          5

Investment Policies          7

Investment Limitations       8

Investment
Performance                  9

Share Price                  9

Dividends, Capital
Gains, and Taxes            10

The Fund and
Vanguard                    10

Investment Adviser          11

General Information         12

Investing
with Vanguard

-  For Plan Participants    13

-  For Other
   Institutional Investors  13

Accessing Fund
Information
By Computer                 14

Prospectus Postscript       15

Risk Quiz                   16

Glossary     Inside Back Cover

A Growth and Income Stock Mutual Fund

INVESTMENT OBJECTIVES AND POLICIES

Vanguard/Windsor Fund (the "Fund") is a diversified mutual fund, a part of Vanguard/Windsor Funds, Inc., an open-end investment company.

   The Fund seeks to provide long-term growth of capital by investing mainly in the equity securities of large and medium-size companies whose stocks are considered to be undervalued by the Fund's adviser and out of favor with investors. The Fund's secondary objective is to provide some dividend income.

   The Fund is currently closed to new investors. Existing shareholders may purchase additional Fund shares, but may not invest more than $25,000 each year.

   IT IS IMPORTANT TO NOTE THAT THE FUND'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

FEES AND EXPENSES

Vanguard/Windsor Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

IMPORTANT NOTE

This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans.


ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (dated February 20, 1998) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover) or visiting the Securities and Exchange Commission's website (www.sec.gov).

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategy of Vanguard/Windsor Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE                                               Vanguard/Windsor Fund


WHO SHOULD INVEST (page 4)

- Investors seeking a growth and income stock mutual fund as part of a balanced and diversified investment program.

-  Investors seeking growth of their
   capital over the long term -- at least five years.

-  Investors seeking some dividend income.

WHO SHOULD NOT INVEST

-  Investors unwilling to accept significant fluctuations in share price.

RISKS OF THE FUND (pages 4 - 8)

The Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and objective risk (the chance that returns from the types of stock that the Fund invests in -- attractively priced or "value" stocks -- will trail returns from the overall stock market). Because the Fund can invest a portion of its assets in companies based outside the United States, it is exposed to several risks unique to foreign securities; see page 7 for details.

DIVIDENDS AND CAPITAL GAINS (page 10)

Dividends are paid in June and December. Capital gains, if any, are paid in December. In participant accounts, all distributions are automatically reinvested.

INVESTMENT ADVISER (page 11)

Wellington Management Company, LLP,
Boston, Mass.

INCEPTION DATE: October 23, 1958

NET ASSETS AS OF 10/31/1997: $20.7 billion

FUND'S EXPENSE RATIO FOR THE
YEAR ENDED 10/31/1997: 0.27%

NEWSPAPER ABBREVIATION: Wndsr

VANGUARD FUND NUMBER: 022

CUSIP NUMBER: 922018106

QUOTRON SYMBOL: VWNDX.Q



AVERAGE ANNUAL TOTAL RETURNS --
PERIODS ENDED OCTOBER 31, 1997

                        1 YEAR 5 YEARS  10 YEARS
                        ------------------------
Vanguard/Windsor Fund    27.0%  20.3%   15.6%
S&P 500 Index            32.1   19.9    17.2



QUARTERLY RETURNS (%) 1988 - 1997 (intended to show volatility of returns)

                                   [BARCHART]

               1st Quarter             2nd Quarter            3rd Quarter           4th Quarter
             ----------------      -------------------      ----------------     -----------------
             Vanguard    S&P       Vanguard       S&P       Vanguard    S&P      Vanguard     S&P
"1988"        10.2        5.7        13.2         6.6         1.9       0.3         1.3       3
"1989"         6.9        7.1           7         8.8         8.6      10.7        -7.4       2
"1990"        -2.9         -3         1.4        -0.2       -20.3     -13.7         7.8       8.9
"1991"        18.3       14.5         0.7        -0.2         5.6       5.3         2.2       8.4
"1992"         4.3       -2.5         5.6         1.9        -2.6       3.2         8.7       5
"1993"         8.9        4.4         1.4         0.5         7.4       2.6         0.7       2.3
"1994"        -1.8       -3.8         3.8         0.4         1.1       4.9        -3.2       0
"1995"         8.5        9.7        11.4         9.5         7.9       7.9        -0.2       6
"1996"         6.2        5.4         1.5         4.5         5.3       3.1       11.34       8.34
"1997"         3.5       2.68       11.11       17.46         9.8      7.49


IN EVALUATING PAST PERFORMANCE, REMEMBER THAT IT IS NOT INDICATIVE OF FUTURE PERFORMANCE AND THAT RETURNS FROM STOCKS WERE HIGH DURING THE PERIODS SHOWN RELATIVE TO LONGER-TERM HISTORICAL AVERAGES. PERFORMANCE FIGURES INCLUDE THE REINVESTMENT OF ANY DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS. THE RETURNS ARE NET OF EXPENSES, BUT THEY DO NOT REFLECT INCOME TAXES A TAXABLE INVESTOR WOULD HAVE INCURRED. NOTE, TOO, THAT BOTH THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING


Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.


                                PLAIN TALK ABOUT

                                  FUND EXPENSES


All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard/Windsor Fund's expense ratio in fiscal year 1997 was 0.27%, or $2.70 per $1,000 of average net assets. The average growth and income equity fund had expenses in 1997 of -%, or $- per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.


FUND EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

   As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None


   The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of administering the Fund, maintaining accounts, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended October 31, 1997.

ANNUAL FUND OPERATING EXPENSES
Management and Administrative Expenses:                          0.18%
Investment Advisory Expenses:                                    0.06%
12b-1 Marketing Fees:                                            None
Other Expenses
   Marketing and Distribution Costs:                 0.02%
   Miscellaneous Expenses (e.g., Taxes, Auditing):   0.01%
                                                     ----
Total Other Expenses:                                            0.03%
                                                                 ----
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):                     0.27%
                                                                 ====



   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds, by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Fund provides a return of 5% a year and (2) you redeem your investment at the end of each period.


           ---------------------------------------------
           1 Year      3 Years      5 Years     10 Years
           ---------------------------------------------
             $3          $9           $15          $34
           ---------------------------------------------


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding of the Fund for each of the fiscal years in the decade ended October 31, 1997. The financial statements that include these financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the report sent to you without charge by contacting Vanguard.



-------------------------------------------------------------------------------------------------------------------------------
                                                                 Year Ended October 31,
                                -----------------------------------------------------------------------------------------------
                                1997      1996      1995      1994       1993      1992       1991      1990     1989      1988
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD          $16.99    $15.55    $14.55    $14.95     $12.37    $12.79    $  9.72    $15.17   $14.13    $14.22
                               ------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income           .36       .43       .44       .44        .37       .49        .58       .74      .71       .66
 Net Realized and Unrealized
  Gain (Loss) on Investments    3.94      2.85      1.86       .42       2.98       .50       3.55     (4.59)    1.51      2.33
                                -----------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
    OPERATIONS                  4.30      3.28      2.30       .86       3.35       .99       4.13     (3.85)    2.22      2.99
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income             (.41)     (.46)     (.44)     (.37)      (.39)     (.57)      (.74)     (.75)    (.63)     (.87)
 Distributions from
  Realized Capital Gains       (1.33)    (1.38)     (.86)     (.89)      (.38)     (.84)      (.32)     (.85)    (.55)    (2.21)
  TOTAL DISTRIBUTIONS          (1.74)    (1.84)    (1.30)    (1.26)      (.77)    (1.41)     (1.06)    (1.60)   (1.18)    (3.08)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                $19.55    $16.99    $15.55    $14.55     $14.95    $12.37     $12.79    $ 9.72   $15.17    $14.13
===============================================================================================================================
TOTAL RETURN                   27.04%    23.16%    17.80%     6.35%     28.29%     9.30%     44.69%  - 27.93%   17.05%    27.01%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)           $20,678   $15,841   $13,008   $11,406    $10,537    $8,250     $7,859    $5,841   $8,313    $5,920
Ratio of Total Expenses to
 Average Net Assets             0.27%     0.31%     0.45%     0.45%      0.40%     0.26%      0.30%     0.37%    0.41%     0.46%
Ratio of Net Investment
 Income to Average
 Net Assets                     1.89%     2.75%     3.01%     3.11%      2.68%     3.89%      4.84%     5.82%    5.07%     5.08%
Portfolio Turnover Rate           61%       34%       32%       34%       25%        32%       36%        21%       34%      24%
Average Commission
 Rate Paid                    $.0576    $.0579       N/A       N/A       N/A        N/A       N/A        N/A       N/A      N/A
-------------------------------------------------------------------------------------------------------------------------------


   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.

                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1997 with a net asset value (price) of $16.99 per share. During the year, the Fund earned $.36 per share from investment income (interest and dividends) and $3.94 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $4.30 per share, $1.74 was returned to shareholders in the form of distributions ($.41 in dividends, $1.33 in capital gains). The earnings ($4.30 per share) less distributions ($1.74 per share) resulted in a share price of $19.55 at the end of the fiscal year, an increase of $2.56 per share (from $16.99 at the beginning of the period to $19.55 at the end of the period). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, the total return from the Fund was 27.04% for the year.

   As of October 31, 1997, the Fund had $20.7 billion in net assets; an expense ratio of 0.27% ($2.70 per $1,000 of net assets); and net investment income amounting to 1.89% of its average net assets. It sold and replaced securities valued at 61% of its total net assets.

                                PLAIN TALK ABOUT

                                   VALUE FUNDS
                                AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth funds focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value and growth stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hope of a greater increase in share price or who prefer a higher portion of the Fund's returns to come as capital gains, which may be taxed at lower rates than dividend income.

                                PLAIN TALK ABOUT

                           INVESTING FOR THE LONG TERM

Vanguard/Windsor Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.


A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard/Windsor Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. However, as you consider an investment in the Fund, you should also take into account your own tolerance for the daily fluctuations of the stock market.

     Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, would confront.

THE FUND'S OBJECTIVES

Vanguard/Windsor Fund seeks to provide long-term growth of capital and, as a secondary objective, some dividend income. These objectives are fundamental, which means that they cannot be changed unless a majority of shareholders vote to do so.

[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES, YOUR INVESTMENT IN THE FUND, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.

WHO SHOULD INVEST

Vanguard/Windsor Fund may be suitable for you if:

- You wish to add a growth and income mutual fund to your existing holdings, which could include other stock -- as well as bond, money market, and tax-exempt -- investments.

- You want a value-oriented investment that seeks to provide long-term growth, as well as some dividend income.

   This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all the Fund's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

- The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Fund. If you own shares of the Fund as an investment option in an employer-sponsored retirement or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.

-  The Fund reserves the right to stop offering shares at any time.


INVESTMENT STRATEGY

This section explains how the investment adviser pursues the Fund's objectives of long-term capital growth and some dividend income. It also explains several important risks -- market risk, objective risk, manager risk, country risk, and currency risk -- faced by investors in the Fund. Unlike the Fund's investment objectives, the advisor's investment strategy is not fundamental and can be changed by the Fund's Board of Directors without shareholder approval. However, before making any important change in its strategy, the Fund will give shareholders 30 days' notice, in writing.

MARKET EXPOSURE

The Fund is a value-oriented growth and income fund that invests mainly in large- and mid-capitalization common stocks that offer favorable prospects for capital growth and dividend income. At times, the Fund may also invest in preferred stock and in securities that are convertible into common stock.

[FLAG] THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between the best and worst returns tends to narrow over the long term.


-----------------------------------------------------------------
                  U.S. STOCK MARKET RETURNS (1926 - 1997)
-----------------------------------------------------------------
                  1 YEAR       5 YEARS     10 YEARS      20 YEARS
-----------------------------------------------------------------
Best               53.9%        23.9%        20.1%        16.9%
Worst            - 43.3       - 12.5        - 0.9          3.1
Average            13.0         10.5         10.9         10.9
-----------------------------------------------------------------

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. For example, while the average return on stocks for all of the 5-year periods was 10.5%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1950 through 1954). These average returns reflect past performance and should not be regarded as an indication of future returns from either the stock market as a whole or this Fund in particular.

   Finally, because Vanguard/Windsor Fund does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

[FLAG] THE FUND IS SUBJECT TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY THAT RETURNS FROM THE TYPE OF STOCKS IN WHICH THE FUND INVESTS -- ATTRACTIVELY PRICED OR "VALUE" STOCKS -- WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. DIFFERENT TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF OUTPERFORMANCE AND UNDERPERFORMANCE IN COMPARISON TO COMMON STOCKS IN GENERAL. THESE CYCLES HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


                                PLAIN TALK ABOUT

                             COSTS AND MARKET TIMING

Some investors try to profit from "market-timing" -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who did not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, closely monitoring daily transactions.



                                PLAIN TALK ABOUT

                               LARGE-CAP, MID-CAP,
                              AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median market value of their outstanding shares exceeding $7.5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $7.5 billion. Small-cap funds hold stocks of companies with a median market value of up to $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds.

                                PLAIN TALK ABOUT

                              PRICE/EARNINGS RATIO

A widely used measure of common-stock valuation is the price/earnings (P/E) ratio. The P/E ratio is simply a stock's current price divided by its earnings per share from the past year (or sometimes its projected earnings for the coming year). In general, a lower P/E ratio indicates that a stock is out of favor with investors and is expected to have slow future growth in profits. A higher P/E ratio indicates that investors expect rapid growth in a company's profits. Keep in mind, however, that these expectations can sometimes prove incorrect, and that there is no "ideal" P/E ratio.

                                PLAIN TALK ABOUT

                            PORTFOLIO DIVERSIFICATION


In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less diversified mutual funds have 50% or more of their assets invested in the stocks of just ten companies.


SECURITY SELECTION

Wellington Management Company, LLP (WMC), adviser to the Fund, selects what it considers to be undervalued securities of large- and mid-capitalization companies. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically -- but not always -- have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.

   A stock's value is the key element in WMC's selection process. WMC considers several fundamental factors, including the stock's projected growth rate, earnings potential, dividend yield, and P/E ratio. WMC then selects the stock if it has strong prospects for capital appreciation, but is currently trading at a price that is lower than what is expected of a stock with such potential. WMC sets a price that it feels more accurately reflects the stock's overall "worth, and when the stock reaches that predetermined price, it will be sold.


   The Fund's top ten holdings (which amounted to 33% of the Fund's total net assets) as of October 31, 1997, follow:

    1. Citicorp
    2. AT&T
    3. Rhone-Poulenc SA ADR
    4. Ford Motor Co.
    5. Columbia/HCA Healthcare
    6. Delta Air Lines, Inc.
    7. Aluminum Co. of America
    8. The Boeing Co.
    9. Georgia-Pacific Corp.
   10. Burlington Resources, Inc.

   Keep in mind that, because the makeup of the Fund may change, this listing is only a "snapshot" at one point in time. Note, too, that the Fund's relatively low level of diversification means that there is a greater chance that the poor performance of a single stock could hurt the Fund.

   The Fund is run by WMC according to traditional methods of active investment management, which means securities are bought and sold according to WMC's judgments about companies and their financial prospects, and about the stock market and the economy in general.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT WMC MAY DO A POOR JOB OF SELECTING STOCKS.


PORTFOLIO TURNOVER

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's average turnover rate for the past ten years has been about 33%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)


INVESTMENT POLICIES

Besides investing in undervalued common stocks, the Fund may follow a number of investment policies to achieve its objectives.

   The Fund may invest as much as 20% of its assets in securities of companies based outside the United States and may engage in currency transactions. These securities can be traded in either U.S. or foreign markets.

[FLAG] THE FUND IS SUBJECT TO COUNTRY RISK AND CURRENCY RISK. COUNTRY RISK IS THE POSSIBILITY THAT POLITICAL EVENTS (SUCH AS A WAR), FINANCIAL PROBLEMS (SUCH AS GOVERNMENT DEFAULT), OR NATURAL DISASTERS (SUCH AS AN EARTHQUAKE) WILL WEAKEN A COUNTRY'S ECONOMY AND CAUSE INVESTMENTS IN THAT COUNTRY TO LOSE MONEY. CURRENCY RISK IS THE POSSIBILITY THAT A "STRONGER" U.S. DOLLAR WILL REDUCE RETURNS FOR AMERICANS INVESTING OVERSEAS. GENERALLY, WHEN THE DOLLAR RISES IN VALUE AGAINST A FOREIGN CURRENCY, YOUR INVESTMENT IN THAT COUNTRY LOSES VALUE BECAUSE ITS CURRENCY IS WORTH FEWER U.S. DOLLARS. ON THE OTHER HAND, A "WEAKER" DOLLAR GENERALLY LEADS TO HIGHER RETURNS FOR AMERICANS HOLDING FOREIGN INVESTMENTS.

   The Fund may invest in money market instruments, fixed-income securities, convertible securities, and other equity securities such as preferred stock. The Fund may invest up to 15% of its


                                PLAIN TALK ABOUT

                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. The average turnover rate for all domestic stock funds is approximately 80%.




                                PLAIN TALK ABOUT

                                  THE RISKS OF
                             INTERNATIONAL INVESTING

Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from a foreign investment. For more information, see the Statement of Additional Information.

                                PLAIN TALK ABOUT

                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives -- some of which can carry considerable risks.

                                PLAIN TALK ABOUT

                                  CASH RESERVES

With mutual funds, holding cash reserves -- or "cash" -- does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash, such as those described in the prospectus glossary. (Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, other funds allow investment advisers to hold up to 20% of a fund's assets in cash reserves.

assets in restricted securities with limited marketability or other illiquid securities.

The Fund may also invest in derivatives.

[FLAG] THE FUND RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.


   Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Fund will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Fund's assets -- 5% -- may be applied toward the deposits required on futures contracts, and the value of all futures contracts in which the Fund acquires an interest cannot exceed 20% of the Fund's total assets.

   The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Fund's transaction costs by buying futures instead of actual stocks.

- To add value to the Fund by buying futures instead of actual stocks when futures are cheaper.


   The Fund will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit. No more than 35% of the Fund's assets may be invested in short-term fixed-income securities for purposes other than taking a temporary defensive position.



INVESTMENT LIMITATIONS

The Fund has adopted limitations on some of its investment policies. Some of these limitations are that the Fund will not:

-  Invest more than 25% of its assets in any one industry.

- Borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of its net assets. Whenever the Fund's outstanding borrowing is more than 5% of its assets, it will stop making investments.

   With respect to 75% of its assets, this Fund will not:

-  Invest more than 5% in the securities of any one company.

-  Buy more than 10% of the outstanding voting shares of any company.

   A complete list of the Fund's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Fund's shareholders.



INVESTMENT PERFORMANCE

Vanguard/Windsor Fund invests primarily in common stocks, so its performance is closely correlated to the performance of the overall stock market. Historically, stock market performance, both domestic and foreign, has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.


                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR PERIODS ENDED OCTOBER 31, 1997

                                  [BAR GRAPH]

                    Vanguard/Windsor              S&P 500
                          Fund                     Index
                    ----------------              -------
 1 year                  27.0%                     32.1%
 3 years                 22.6%                     27.5%
 5 years                 20.3%                     19.9%
10 years                 15.6%                     17.2%
20 years                 17.7%                     16.5%
25 years                 15.5%                     13.1%


   The results shown above represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged Standard & Poor's 500 Composite Stock Price Index. The chart does not make any allowances for federal, state, or local income taxes that shareholders must pay on a current basis.


SHARE PRICE


The Fund's share price, also called its net asset value, or NAV, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. The net asset value per share is calculated by adding up the total assets of the Fund, subtracting all its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:


                            TOTAL ASSETS   -   LIABILITIES
   NET ASSET VALUE =   -------------------------------------------
                             NUMBER OF SHARES OUTSTANDING

   The daily net asset value is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you



                                PLAIN TALK ABOUT

                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of a fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that a fund earns from its holdings as well as interest it receives from money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                                PLAIN TALK ABOUT

                                VANGUARD'S UNIQUE
                               CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds.Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.




own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.


   The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is Wndsr.



DIVIDENDS, CAPITAL GAINS, AND TAXES


Each June and December, the Fund distributes to its shareholders virtually all of its income from interest and dividends. Any capital gains realized from the sale of securities are distributed in December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at other times during the year.


   If you own shares of the Fund as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your tax adviser about the tax consequences of an investment in the Fund and of any plan withdrawals.

   If your Vanguard/Windsor Fund investment is not part of an employer-sponsored plan, you can receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Fund. Both dividend and capital gains distributions -- whether received in cash or reinvested in additional shares -- are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Fund. You should consult your tax adviser about other tax consequences of an investment in the Fund.

THE FUND AND VANGUARD


Vanguard/Windsor Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $320 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

   A list of the Fund's Directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISER

The Fund employs Wellington Management Company, LLP (WMC), 75 State Street, Boston, MA 02109, as its investment adviser. WMC manages the Fund subject to the control of the officers and Directors of the Fund.

   WMC is paid a quarterly advisory fee based on an average of the Fund's month-end net assets during that quarter:

          ----------------------------------------------
          AVERAGE ASSETS MANAGED               BASIC FEE
          ----------------------------------------------
          First $17.5 billion                    0.125%
          Over $17.5 billion                     0.100
          ----------------------------------------------


   Beginning April 30, 1999, WMC's basic advisory fee may be adjusted based on the total return performance of the Fund as compared to that of the Standard & Poor's 500 Index. Under the fee schedule, WMC's basic fee may be increased or decreased by as much as 67% for the first $17.5 billion of average net assets managed during the period and by 90% for average net assets over $17.5 billion. Until this new schedule goes into effect, WMC's basic fee will follow transition rules set forth by the Securities and Exchange Commission and described in the Fund's Statement of Additional Information.


   For the fiscal year ended October 31, 1997, the net fee paid by Vanguard/Windsor Fund to its adviser was $11,681,000, after a decrease of $11,821,000 based on performance.


   The current fee agreement with WMC authorizes it to choose brokers and dealers to handle the purchase and sale of the Fund's securities, and directs WMC to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, WMC may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then WMC is authorized to choose a broker who, in addition to executing the transaction, will provide research services to WMC or the Fund. However, WMC will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct WMC to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

   The Board of Directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser as either a replacement for WMC or as an additional adviser. However, no such change would be made before giving shareholders 30 days' notice, in writing.

                                PLAIN TALK ABOUT

                               THE FUND'S ADVISER


Wellington Management Company, LLP, is an investment counseling firm that was founded in 1928; it currently manages more than $169 billion in assets. The manager responsible for WMC's strategy for Vanguard/Windsor Fund is:

   CHARLES T. FREEMAN, Senior Vice President and Partner of WMC; has worked in investment management since 1967; with WMC since 1969; B.S., M.B.A., University of Pennsylvania.

   Mr. Freeman was appointed Fund Manager in January 1996, following the retirement of John B. Neff, who had managed the Fund since 1964.

GENERAL INFORMATION

Vanguard/Windsor Fund is one of two Funds of Vanguard/Windsor Funds, Inc., which is organized under the laws of the state of Maryland. The other Fund is Vanguard/Windsor II (which is open to all investors). The two Funds are combined under one corporation for administrative purposes, but for investment management purposes operate like separate companies.

   Shareholders of Vanguard/Windsor Fund have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Director if the holders of at least 10% of the Fund's shares request a meeting in writing.

"Standard & Poor's," "Standard & Poor's 500," "S&P," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS

Vanguard/Windsor Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including the Fund's investment objectives, strategy, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of a Fund and increase its transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from any Fund during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have a negative impact on the management of the Fund. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

   Before making an exchange, you should consider the following:

- Before you exchange to another Vanguard fund available in your plan, you should read that fund's prospectus. Contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

FOR OTHER INSTITUTIONAL INVESTORS

AT THIS TIME, SHARES OF VANGUARD/WINDSOR FUND ARE NOT BEING OFFERED OR SOLD TO NEW INVESTORS. Current shareholders may make additional investments, but the total amount of purchases during a calendar year may not exceed $25,000.

   If you have questions about an existing account, contact your Vanguard account administrator.

TRANSACTIONS


Purchases, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold will be the Fund's next-determined net asset value after Vanguard has processed your request, provided your request has been received before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time).


   Vanguard must consider the interests of all Fund shareholders and so reserves the right to:

- Delay or reject any purchase or exchange request that may disrupt the Fund's operation or performance.

- Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

-  Take up to seven days to deliver your redemption proceeds.

- Pay redemption proceeds--in whole or in part--through a distribution in kind of readily marketable securities.


ACCESSING FUND INFORMATION BY COMPUTER

  VANGUARD ONLINE(SM)                   Use your personal computer to learn more
  www.vanguard.com                      about Vanguard's funds and services;
                                        keep in touch with your Vanguard
                                        accounts; map out a long-term investment strategy; initiate certain transactions;
                                        and ask questions, make suggestions, and send messages to Vanguard.


                                        Our education-oriented website provides
                                        timely news and information about
                                        Vanguard funds and services; an online
                                        "university" that offers a variety of
                                        mutual fund classes; and easy-to-use,
                                        interactive tools to help you create
                                        your own investment and retirement
                                        strategies.

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Vanguard/Windsor Fund, including its investment objectives, risks, strategy, and expenses, as well as services available to you as a shareholder.

   It is important that you understand these facts so that you can decide whether an investment in this Fund is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN :

   \ \ The Fund's objectives? (page 4)

   \ \ The Fund's investment strategy? (page 5)

   \ \ Who should invest in the Fund? (page 4)

   \ \ The risks associated with the Fund? (pages 4-8)

   \ \ Whether the Fund is federally insured?
       (inside front cover)

   \ \ The Fund's expenses? (page 2)

   \ \ The background of the Fund's investment manager?
       (page 11)

                                PLAIN TALK ABOUT

                            KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether Vanguard/Windsor Fund is suitable for your investment goals. If you decide to invest, don't throw the prospectus out: you will no doubt need it for future reference.

                                 ABOUT THE QUIZ

Knowing your risk tolerance is important when you are making an investment decision. To give you a general idea of your comfort level with investing, circle the response that most closely matches your personal situation. Keep in mind, though, that there is no "foolproof" way to gauge your risk tolerance. Scoring for the quiz is below.



                              HOW TO SCORE THE QUIZ

Use the number of your answer as the number of points scored. For instance, if you chose answer #3 to a question, that's worth three points. Add up your points and check below for the type of investor you are. (Note: if you chose answer #1 or #2 to Question C, subtract five points from your total score.)

- If you scored between 0 and 25 points, you are considered a conservative investor.


- If you scored between 26 and 32 points, you are considered a moderate investor.


- If you scored between 33 and 35 points, you are considered an aggressive investor.

A SIMPLE RISK QUIZ

A. I HAVE BEEN INVESTING IN STOCK AND BOND MUTUAL FUNDS (OR IN INDIVIDUAL STOCKS OR BONDS) FOR . . .

    1.  Less than a year
    2.  1 - 2 years
    3.  3 - 4 years
    4.  5 - 9 years
    5.  10 years or more

B. WHEN IT COMES TO INVESTING IN STOCK OR BOND MUTUAL FUNDS (OR INDIVIDUAL STOCKS OR BONDS), I WOULD SAY I'M . . .

    1.  A very inexperienced investor
    2.  A somewhat inexperienced investor
    3.  A somewhat experienced investor
    4.  An experienced investor
    5.  A very experienced investor

C. I AM COMFORTABLE WITH INVESTMENTS THAT MAY LOSE MONEY FROM TIME TO TIME IF THEY OFFER THE POTENTIAL FOR HIGHER RETURNS.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

D. I WILL KEEP AN INVESTMENT EVEN IF IT LOSES 10% OF ITS VALUE OVER THE COURSE OF A YEAR.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

E. IN ADDITION TO MY LONG-TERM INVESTMENTS, I HAVE EMERGENCY SAVINGS EQUAL TO ____ MONTHS OF MY TAKE-HOME PAY.

    1.  Zero
    2.  One
    3.  Two
    4.  Three
    5.  Four or more

F.  I FIND IT EASY TO PAY MY MONTHLY BILLS FROM MY CURRENT PAY.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

G.  OVERALL, MY PERSONAL FINANCIAL SITUATION IS SECURE.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK

The possibility that events within a country such as changes in regulation, political or financial troubles, or natural disasters will adversely affect the market value of securities issued by companies or governments in that country.

CURRENCY RISK

The possibility that an American's foreign investment will lose money because of unfavorable exchange rate movements.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes account management fees, administrative fees, and any 12b-1 marketing fees.

GROWTH AND INCOME STOCK FUND

A mutual fund that seeks moderate capital appreciation and some dividend income by investing primarily in stocks.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an attempt to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security, industry, or country.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that focuses on stocks of companies that, considering their earnings and dividends, are attractively priced; these companies often pay regular dividend income to shareholders.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low share prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[THE VANGUARD GROUP LOGO]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482



FOR PARTICIPANTS IN
EMPLOYER-SPONSORED PLANS


PARTICIPANT SERVICES DEPARTMENT
1-800-523-1188
TEXT TELEPHONE:
1-800-523-8004
For information on the
Vanguard funds in your plan, Monday through Friday
8:30 a.m. to 9 p.m.,
Eastern time


FOR OTHER INSTITUTIONAL INVESTORS
1-800-523-1036
For information on Vanguard funds and services


ELECTRONIC ACCESS TO THE VANGUARD MUTUAL FUND EDUCATION AND INFORMATION CENTER World Wide Web www.vanguard.com

E-mail
online@vanguard.com


(C) 1998 Vanguard Marketing
Corporation, Distributor

I022N

VANGUARD/WINDSOR II


Prospectus
February 20, 1998


This prospectus contains financial data for the Fund through the fiscal year ended October 31, 1997.

                                   [GRAPHIC OF SHIP]
                                                [VANGUARD LOGO]

VANGUARD/WINDSOR II
A Growth and Income Stock Mutual Fund

CONTENTS
Fund Profile                                                     1

Fund Expenses                                                    2

Financial Highlights                                             3

A Word About Risk                                                4

The Fund's Objectives                                            4

Who Should Invest                                                4

Investment Strategy                                              5

Investment Policies                                              7

Investment Limitations                                           8

Investment
Performance                                                      9

Share Price                                                      9

Dividends, Capital
Gains, and Taxes                                                10

The Fund and
Vanguard                                                        11

Investment Advisers                                             11

General Information                                             13

Investing with
Vanguard                                                        14

Services and
Account Features                                                14

Types of Accounts                                               15

Distribution Options                                            16

Buying Shares                                                   16

Redeeming Shares                                                18

Transferring Registration                                       20

Fund and Account
Updates                                                         21

Prospectus Postscript                                           22

Risk Quiz                                                       23

An Investment Primer                                            24

Glossary                                         Inside Back Cover


INVESTMENT OBJECTIVES AND POLICIES

Vanguard/Windsor II (the "Fund") is a diversified mutual fund, a part of Vanguard/Windsor Funds, Inc., an open-end investment company.

  The Fund seeks to provide long-term growth of capital by investing mainly in the equity securities of large and medium-size companies whose stocks are considered by the Fund's advisers to be undervalued and out of favor with investors. The Fund's secondary objective is to provide some dividend income.

  IT IS IMPORTANT TO NOTE THAT THE FUND'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

FEES AND EXPENSES

Vanguard/Windsor II is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the Fund's expense ratio.


ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (dated February 20, 1998) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard, calling our Investor Information Department at 1-800-662-7447, or visiting the Securities and Exchange Commission's website (www.sec.gov).



WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategy of Vanguard/Windsor
II. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE                                                VANGUARD/WINDSOR II

WHO SHOULD INVEST (page 4)

- Investors seeking a growth and income stock mutual fund as part of a balanced and diversified investment program.

-   Investors seeking growth of capital over the long term--at least five years.

-   Investors seeking some dividend income.

WHO SHOULD NOT INVEST

-   Investors unwilling to accept significant fluctuations in share price.

RISKS OF THE FUND (pages 4-8)

The Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and objective risk (the chance that returns from the type of stocks that the Fund invests in--attractively priced or "value" stocks--will trail returns from the overall stock market). Because the Fund can invest a portion of its assets in companies based outside the United States, it is exposed to several risks unique to foreign securities. See page 7 for details.


DIVIDENDS AND CAPITAL GAINS (page 10)

Dividends are paid in June and December. Capital gains, if any, are paid in December.

INVESTMENT ADVISERS (page 11)

Vanguard/Windsor II follows a multiadviser approach:

-   Barrow, Hanley, Mewhinney & Strauss, Inc., Dallas, Texas.

-   Equinox Capital Management, Inc., New York City, N.Y.

-   Tukman Capital Management, Inc., Larkspur, Calif.

-   Vanguard Core Management Group, Valley Forge, Pa.

MINIMUM INITIAL INVESTMENT: $3,000; $1,000 for IRAs and custodial accounts for minors

INCEPTION DATE: June 24, 1985

NET ASSETS AS OF 10/31/1997: $22.6 billion

FUND'S EXPENSE RATIO FOR THE
YEAR ENDED 10/31/1997: 0.37%

LOADS, 12b-1 MARKETING FEES: None

SUITABLE FOR IRAs: Yes

NEWSPAPER ABBREVIATION: WndsrII

VANGUARD FUND NUMBER: 073

CUSIP NUMBER: 922018205

QUOTRON SYMBOL: VWNFX.Q

ACCOUNT FEATURES (page 14)

-   Telephone Redemption

-   Vanguard Direct Deposit Service(TM)

-   Vanguard Automatic Exchange Service(SM)

-   Vanguard Fund Express(R)

-   Vanguard Dividend Express(SM)



AVERAGE ANNUAL TOTAL RETURNS--
PERIODS ENDED OCTOBER 31, 1997

                           1 Year   5 Years   10 Years
                          ----------------------------
Vanguard/Windsor II         31.3%    20.2%      17.0%
S&P 500 Index               32.1     19.9       17.2



QUARTERLY RETURNS (%) 1988-1997 (intended to show volatility of returns)

[BARCHART]

         Vanguard   S&P
"1988"   9.1        5.7      7.2      6.6     4.3      0.3      2.3      3
"1989"   9.5        7.1      7.8      8.8     9        10.7     -0.7     2
"1990"   -4.4       -3       1.4      -0.2    -15.1    -13.7    9.3      8.9
"1991"   17.9       14.5     -1.7     -0.2    4.9      5.3      6        8.4
"1992"   0.1        -2.5     4        1.9     4        3.2      3.4      5
"1993"   6.7        4.4      0.9      0.5     5.4      2.6      0.2      2.3
"1994"   -4.5       -3.8     2.6      0.4     2.9      4.9      -2       0
"1995"   9.9        9.7      8.1      9.5     10.2     7.9      6.1      6
"1996"   6.8        5.4      3        4.5     3.4      3.1      9.19     8.34
"1997"   1.59       2.68     14.7     17.46   9.07     7.49

In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks were high during the periods shown relative to longer-term historical averages. Performance figures include the reinvestment of any dividend and capital gains distributions. The returns are net of expenses, but they do not reflect income taxes a taxable investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                                PLAIN TALK ABOUT

                                 FUND EXPENSES


All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard/Windsor II's expense ratio in fiscal year 1997 was 0.37%, or $3.70 per $1,000 of average net assets. The average growth and income equity fund had expenses in 1997 of -%, or $- per $1,000 of average net assets, according to Lipper Analytical Services which reports on the mutual fund industry.


FUND EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

  As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                   None
Sales Load Imposed on Reinvested Dividends:        None
Redemption Fees:                                   None
Exchange Fees:                                     None


  The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of administering the Fund, maintaining accounts, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended October 31, 1997.

ANNUAL FUND OPERATING EXPENSES

Management and Administrative Expenses:                                 0.19%
Investment Advisory Expenses:                                           0.15%
12b-1 Marketing Fees:                                                   None
Other Expenses
         Marketing and Distribution Costs:                   0.02%
         Miscellaneous Expenses (e.g., Taxes, Auditing):     0.01%
                                                             -----
Total Other Expenses:                                                   0.03%
         TOTAL OPERATING EXPENSES (EXPENSE RATIO):                      0.37%
                                                                        =====

  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds, by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Fund provides a return of 5% a year and (2) you redeem your investment at the end of each period.

         1 Year     3 Years      5 Years      10 Years
       -------------------------------------------------
           $4         $12          $21          $47


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding of the Fund for each of the fiscal years in the decade ended October 31, 1997. The financial statements that include these financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year Ended October 31,
                                     -----------------------------------------------------------------------------------------------
                                        1997       1996       1995    1994      1993     1992     1991       1990    1989      1988
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD                 $ 24.04    $ 20.06    $ 17.33   $17.98   $15.75   $15.07   $11.91   $  15.81   $13.23   $12.41
INVESTMENT OPERATIONS
 Net Investment Income                   .64        .62        .58      .55      .50      .56      .62        .67      .73      .60
 Net Realized and Unrealized
   Gain (Loss) on Investments           6.47       4.63       3.17     (.19)    2.47     1.17     3.55      (3.22)    2.42     1.63
                                     -----------------------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS     7.11       5.25       3.75      .36     2.97     1.73     4.17      (2.55)    3.15     2.23
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment
   Income                               (.63)      (.58)      (.55)    (.51)    (.52)    (.61)    (.73)      (.74)    (.57)    (.61)
 Distributions from Realized
   Capital Gains                       (1.16)      (.69)      (.47)    (.50)    (.22)    (.44)    (.28)      (.61)      --     (.80)
                                     -----------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                 (1.79)     (1.27)     (1.02)   (1.01)    (.74)   (1.05)   (1.01)     (1.35)    (.57)   (1.41)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD       $ 29.36    $ 24.04    $ 20.06   $17.33   $17.98   $15.75   $15.07   $  11.91   $15.81   $13.23
====================================================================================================================================
TOTAL RETURN                           31.27%     27.17%     23.08%    2.22%   19.51%   12.50%   36.61%   -17.48%    24.68%   20.54%
====================================================================================================================================
RADIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions)                         $22,568    $14,758    $10,272   $8,246   $7,486   $4,878   $3,298   $  2,087   $2,162   $1,485
Ratio of Total Expenses to
 Average Net Assets                     0.37%      0.39%      0.40%    0.39%    0.39%    0.41%    0.48%      0.52%    0.53%    0.58%
Ratio of Net Investment Income to
 Average Net Assets                     2.49%      2.92%      3.27%    3.26%    3.11%    3.72%    4.51%      4.93%    5.29%    4.94%
Portfolio Turnover Rate                   30%        32%        30%      24%      26%      23%      41%        20%      22%      25%
Average Commission Rate Paid         $ .0523    $ .0483        N/A      N/A      N/A      N/A      N/A        N/A      N/A      N/A
------------------------------------------------------------------------------------------------------------------------------------


  From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.



                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1997 with a net asset value (price) of $24.04 per share. During the year, the Fund earned $.64 per share from investment income (interest and dividends) and $6.47 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $7.11 per share, $1.79 was returned to shareholders in the form of distributions ($.63 in dividends, $1.16 in capital gains). The earnings ($7.11 per share) less total distributions ($1.79 per share) resulted in a share price of $29.36 at the end of the fiscal year, an increase of $5.32 per share (from $24.04 at the beginning of the period to $29.36 at the end of the period). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, the total return from the Fund was 31.27% for the year.

  As of October 31, 1997, the Fund had $22.6 billion in net assets; an expense ratio of 0.37% ($3.70 per $1,000 of net assets); and net investment income amounting to 2.49% of its average net assets. It sold and replaced securities valued at 30% of its total net assets.

                                PLAIN TALK ABOUT

                          VALUE FUNDS AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth funds focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value and growth stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hope of a greater increase in share price or who prefer a higher portion of the Fund's returns to come as capital gains, which may be taxed at lower rates than dividend income.

A WORD ABOUT RISK

This prospectus discusses the risks you would face as an investor in Vanguard/Windsor II. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Fund, you should also take into account your own tolerance for the daily fluctuations of the stock market.

  Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, would confront.

THE FUND'S OBJECTIVES

Vanguard/Windsor II seeks to provide long-term growth of capital and, as a secondary objective, some dividend income. These objectives are fundamental, which means that they cannot be changed unless a majority of shareholders vote to do so.

[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES, YOUR INVESTMENT IN THE FUND, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.

WHO SHOULD INVEST

Vanguard/Windsor II may be suitable for you if:

- You wish to add a growth and income stock mutual fund to your existing holdings, which could include other stock--as well as bond, money market, and tax-exempt--investments.

- You want a value-oriented investment that seeks to provide long-term growth as well as some dividend income.

  This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all the Fund's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and the other shareholders, the Fund has adopted the following policies:

- The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

-   The Fund reserves the right to stop offering shares at any time.

                                PLAIN TALK ABOUT

                          INVESTING FOR THE LONG TERM

Vanguard/Windsor II is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

INVESTMENT STRATEGY

This section explains how the investment advisers pursue the Fund's objectives of long-term capital growth and some dividend income. It also explains three important risks--market risk, objective risk, and manager risk--faced by investors in the Fund. Unlike the Fund's investment objectives, the advisers' investment strategy is not fundamental and can be changed by the Fund's Board of Directors without shareholder approval. However, before making any important change in its strategy, the Fund will give shareholders 30 days' notice, in writing.

MARKET EXPOSURE

The Fund is a value-oriented growth and income fund that invests mainly in large- and mid-capitalization common stocks that offer favorable prospects for capital growth and dividend income. At times, the Fund may also invest in preferred stock.

[FLAG] THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

  To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between the best and worst returns tends to lessen over the long term.


---------------------------------------------------------
              U.S. STOCK MARKET RETURNS (1926 -1997)
---------------------------------------------------------
             1 YEAR     5 YEARS    10 YEARS   20 YEARS
---------------------------------------------------------
Best         53.9%      23.9%      20.1%      16.9%
Worst        -43.3      -12.5      -0.9       3.1
Average      13.0       10.5       10.9       10.9
---------------------------------------------------------

    The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. For example, while the average return on stocks for all of the 5-year periods was 10.5%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1950 through 1954). These average returns reflect past performance of common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or this Fund in particular.


                                PLAIN TALK ABOUT

                            COSTS AND MARKET-TIMING

Some investors try to profit from "market-timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who did not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, closely monitoring daily transactions.


                                PLAIN TALK ABOUT

                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median market value exceeding $7.5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $7.5 billion. Small-cap funds hold stocks of companies with a median market value of up to $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds.

                                PLAIN TALK ABOUT

                             PRICE/EARNINGS RATIOS

A widely used measure of common-stock valuation is the price/earnings (P/E) ratio. The P/E ratio is simply a stock's current price divided by its earnings per share from the past year (or sometimes its projected earnings for the coming year). In general, a lower P/E ratio indicates that a stock is out of favor with investors and is expected to have slow future growth in profits. A higher P/E ratio indicates that investors expect rapid growth in a company's profits. Keep in mind, however, that these expectations sometimes prove incorrect, and that there is no "ideal" P/E ratio.

  Finally, because Vanguard/Windsor II does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

[FLAG] THE FUND IS SUBJECT TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY THAT THE RETURNS FROM THE TYPES OF STOCKS IN WHICH THE FUND INVESTS--ATTRACTIVELY PRICED OR "VALUE" STOCKS--WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. DIFFERENT TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF OUTPERFORMANCE AND UNDERPERFORMANCE IN COMPARISON TO COMMON STOCKS IN GENERAL. THESE CYCLES HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

Vanguard/Windsor II employs four investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund.

  Each adviser is responsible for a specific percentage of the Fund's assets. Before the Fund makes a significant change in an adviser's percentage, shareholders will receive 30 days' notice, in writing.

  The four investment advisers employ active investment management methods, which means securities are bought and sold according to the advisers' judgments about companies and their financial prospects, and about the stock market and the economy in general.

  While the advisers use different processes to select securities for their portfolios, all four are committed to investing in large- and mid-cap stocks that, in their opinion, are undervalued. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically--but not always--have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.


  Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S), which is responsible for about 73% of the Fund's assets, uses traditional methods of stock selection--research and analysis--to identify undervalued securities. A security will be sold when, in BHM&S's opinion, its share price accurately reflects the security's overall worth. At that point, another undervalued security will be chosen. No more than 15% of BHM&S's portfolio is devoted to a single industry.

  Like BHM&S, Tukman Capital Management, Inc. (Tukman), which manages about 10% of the Fund's assets, uses traditional research methods to select undervalued securities. Tukman typically buys stocks of financially sound companies in growing business sectors only and holds them for three to five years.

  Equinox Capital Management, Inc. (Equinox), which manages about 10% of the Fund's assets, uses its own fundamental research and proprietary software to identify undervalued securities with attractive growth and dividend prospects. Like BHM&S, it avoids large concentrations in a single industry.

  Vanguard Core Management Group, which is responsible for about 7% of the Fund's assets, selects stocks from a "universe" of about 550 companies. Vanguard Core Management Group evaluates the stocks using several fundamental factors, such as a stock's price in relation to its projected growth rate. All of the stocks selected are expected, as a group, to outperform the Russell 1000 Value Index, a benchmark of undervalued large- and mid-cap stocks.

  The balance of Vanguard/Windsor II Fund's assets (about 5%) is held in cash reserves, also managed by Vanguard. Vanguard may invest the Fund's cash reserves in stock futures. This strategy is intended to keep the Fund more fully invested in common stocks while retaining cash on hand to meet liquidity needs. See page 8 for more details on the Fund's policy on futures.

  The top ten holdings (which amounted to 25% of the Fund's total net assets) as of October 31, 1997, follow:

1. Chase Manhattan Corp.

2. International Business Machines Corp.

3. Ford Motor Co.

4. Exxon Corp.

5. GTE Corp.

6. Schlumberger Ltd.

7. Sears, Roebuck & Co.

8. SBC Communications Inc.

9. Allstate Corp.

10. Travelers Group Inc.

  Keep in mind that, because the makeup of the Fund may change, this listing is only a "snapshot" at one point in time.


[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT ONE OR MORE OF THE FUND'S ADVISERS MAY DO A POOR JOB OF SELECTING STOCKS.


PORTFOLIO TURNOVER

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's average turnover rate for the past ten years has been about 27%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)


INVESTMENT POLICIES

Besides investing in undervalued common stocks, the Fund may follow a number of investment policies to achieve its objectives.


  The Fund may invest as much as 20% of its assets in securities of companies based outside the United States and may engage in currency transactions. These securities can be traded in either U.S. or foreign markets.



                                PLAIN TALK ABOUT

                           PORTFOLIO DIVERSIFICATION

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less diversified mutual funds have 50% or more of their assets invested in the stocks of just ten companies.


                                PLAIN TALK ABOUT

                               PORTFOLIO TURNOVER


Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all domestic stock funds is approximately 80%.

                                PLAIN TALK ABOUT

                                  DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives--some of which can carry considerable risks.

                                PLAIN TALK ABOUT

                                  CASH RESERVES

With mutual funds, holding cash reserves--or "cash"--does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash. (Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, other funds allow investment advisers to hold up to 20% of a fund's assets in cash reserves.


[FLAG] THE FUND IS SUBJECT TO COUNTRY RISK AND CURRENCY RISK. COUNTRY RISK IS THE POSSIBILITY THAT POLITICAL EVENTS (SUCH AS A WAR), FINANCIAL PROBLEMS (SUCH AS GOVERNMENT DEFAULT), OR NATURAL DISASTERS (SUCH AS AN EARTHQUAKE) WILL WEAKEN A COUNTRY'S ECONOMY AND CAUSE INVESTMENTS IN THAT COUNTRY TO LOSE MONEY. CURRENCY RISK IS THE POSSIBILITY THAT A "STRONGER" U.S. DOLLAR WILL REDUCE RETURNS FOR AMERICANS INVESTING OVERSEAS. GENERALLY, WHEN THE DOLLAR RISES IN VALUE AGAINST A FOREIGN CURRENCY, YOUR INVESTMENT IN THAT COUNTRY LOSES VALUE BECAUSE ITS CURRENCY IS WORTH FEWER U.S. DOLLARS. ON THE OTHER HAND, A "WEAKER" DOLLAR GENERALLY LEADS TO HIGHER RETURNS FOR AMERICANS HOLDING FOREIGN INVESTMENTS.

  The Fund may invest in money market instruments, fixed-income securities, convertible securities, and other equity securities such as preferred stock. The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.


[FLAG] THE FUND RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.

  Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Fund will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Fund's assets--5%--may be applied toward the deposits required on futures contracts, and the value of all futures contracts in which the Fund acquires an interest cannot exceed 20% of the Fund's total assets.

  The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Fund's transaction costs by buying futures instead of actual stocks.

- To add value to the Fund by buying futures instead of actual stocks when futures are cheaper.

  The Fund will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit.

INVESTMENT LIMITATIONS

The Fund has adopted limitations on some of its investment policies. Some of these limitations are that the Fund will not:

-    Invest more than 25% of its assets in any one industry.

- Borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of its net assets. Whenever the Fund's outstanding borrowing is more than 5% of its assets, it will stop making investments.

     With respect to 75% of its assets, the Fund will not:

-    Invest more than 5% in the securities of any one company.

-    Buy more than 10% of the outstanding voting shares of any company.

  A complete list of the Fund's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Fund's shareholders.


INVESTMENT PERFORMANCE

Vanguard/Windsor II invests primarily in common stocks, so its performance is closely correlated to the performance of the overall stock market. Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.


 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED OCTOBER 31, 1997

* VANGUARD/WINDSOR II
# S&P 500 INDEX

31.3%*  32.1%#        27.1%*  27.5%#        20.2%*  19.9%#        17.0%*  17.2%#
   1 YEAR                3 YEARS                5 YEARS              10 YEARS

  The results shown above represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged Standard & Poor's 500 Composite Stock Price Index. The chart does not make any allowances for federal, state, or local income taxes that shareholders must pay on a current basis.

  In weighing these performance figures, note that the Fund has been in operation since June 24, 1985. BHM&S has been adviser for the majority of Fund assets from the Fund's inception. Equinox, Tukman, and Vanguard Core Management Group were added as advisers on November 1, 1991.

                                PLAIN TALK ABOUT

                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                                PLAIN TALK ABOUT

                                 DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that a fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                                PLAIN TALK ABOUT

                              "BUYING A DIVIDEND"

Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

SHARE PRICE

The Fund's share price, also called its net asset value, or NAV, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. The net asset value per share is calculated by adding up the total assets of the Fund, subtracting all its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

                              TOTAL ASSETS   -   LIABILITIES
   NET ASSET VALUE   =    -------------------------------------
                               NUMBER OF SHARES OUTSTANDING

  The daily net asset value is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

  The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is WndsrII.


DIVIDENDS, CAPITAL GAINS, AND TAXES

Each June and December, the Fund distributes to shareholders virtually all of its income from interest and dividends. Any capital gains realized from the sale of securities are distributed in December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at other times during the year.

  You can choose to receive your reinvested distributions of income and capital gains (or of income alone) in cash, or you can have them automatically re-invested in more shares of the Fund. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December--if paid to you by the end of January--are taxed as if they had been paid to you in December. Each year Vanguard will send you a statement showing the tax status of all your distributions.

- The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund. Long-term capital gains may be taxed at different rates, depending on how long the Fund held the securities. Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of the ordinary investment activities of the Fund. Consequently, distributions may vary considerably from year to year.

- If you sell or exchange your shares, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

  The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your tax adviser about the tax consequences of an investment in the Fund.

THE FUND AND VANGUARD

Vanguard/Windsor II is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $320 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

  Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

  A list of the Fund's Directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISERS

The Fund employs four investment advisers. Each manages its portion of the Fund's assets subject to the control of the Directors and officers of the Fund.


  Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, is an investment advisory firm founded in 1979. BHM&S is owned by United Asset Management, 1 International Place, Boston, MA 02110. BHM&S currently manages approximately $27 billion in stock and bond portfolios.

  BHM&S is paid a quarterly advisory fee that is based on the average month-end Fund assets it manages:

---------------------------------------
AVERAGE ASSETS MANAGED        BASIC FEE
---------------------------------------
First $200 million              0.300%
Next $300 million               0.200
Next $500 million               0.150
Assets over $1 billion          0.125
---------------------------------------

  BHM&S's advisory fee may be adjusted based on the total return performance of its portion of the Fund as compared to that

                                PLAIN TALK ABOUT

                               VANGUARD'S UNIQUE
                              CORPORATE STRUCTURE

The Vanguard Group, Inc., is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                                PLAIN TALK ABOUT

                              THE FUND'S ADVISERS


The manager responsible for BHM&S's portion of Vanguard/Windsor II since 1985 is JAMES P. BARROW, Partner and Vice President of BHM&S; has worked in investment management since 1965; with BHM&S since 1980; B.S., University of South Carolina.

  The manager responsible for Equinox's portion of the Fund since 1991 is RONALD
J. ULRICH, President, Director, and founder of Equinox Capital Management; has worked in investment management since 1973; B.S., Lehigh University, M.B.A., New York University.

  The manager responsible for Tukman's portion of the Fund since 1991 is MELVIN
T. TUKMAN, President, Director, and founder of Tukman; has worked in investment management since 1971; A.B., Hunter College, M.B.A., Harvard Business School.

  The manager responsible for Vanguard Core Management Group's portion of the Fund since 1991 is GEORGE U. SAUTER, a Managing Director of Vanguard; has worked in investment management since 1985; A.B., Dartmouth College, M.B.A., University of Chicago.


of the Standard & Poor's/BARRA Value Index, a benchmark of stocks from the S&P 500 Index with lower than average price/book ratios. Under the fee schedule, BHM&S's basic fee may be increased or decreased by as much as 25%.


  Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York City, NY 10022, is a professional investment advisory firm founded in 1989. It currently manages approximately $9.3 billion in assets.


  Equinox is paid a quarterly advisory fee based on the average month-end assets of its portion of Windsor II:

--------------------------------------------
AVERAGE ASSETS MANAGED             BASIC FEE
--------------------------------------------
First $400 million                 0.200%
Next $600 million                  0.150
Next $1 billion                    0.125
Assets over $2 billion             0.100
--------------------------------------------

  Equinox's advisory fee may be adjusted based on the total return performance of its portion of Windsor II as compared to that of the Russell 1000 Value Index. Under the fee schedule, Equinox's basic fee may be increased or decreased by as much as 50%.


  Founded in 1980, Tukman Capital Management, Inc., 60 East Sir Francis Drake Boulevard, Larkspur, CA 94939, is an investment advisory firm that currently manages $5.2 billion in assets.


  Tukman is paid a quarterly advisory fee based on the average month-end assets of its portion of Windsor II:

-----------------------------------------------
AVERAGE ASSETS MANAGED                BASIC FEE
-----------------------------------------------
First $25 million                       0.40%
Next $125 million                       0.35
Next $350 million                       0.25
Next $500 million                       0.20
Assets over $1 billion                  0.15
-----------------------------------------------

  Tukman's basic advisory fee may be adjusted based on the total return performance of its portion of Windsor II as compared to that of the S&P 500 Index. Under the fee schedule, Tukman's basic fee may be increased or decreased by as much as 50%.


  Vanguard Core Management Group, P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services to several Vanguard funds, managing more than $88 billion in total assets at the end of 1997. Vanguard Core Management Group provides advisory services to the Fund on an at-cost basis.

  For fiscal year ended October 31, 1997, the net fee paid to BHM&S was $19,420,974 after an increase of $2,495,021 based on performance. For the fiscal year ended October 31, 1997, the net fee paid to Equinox was $3,199,637 after an increase of

$408,295 based on performance. For the fiscal year ended October 31, 1997 the net fee paid to Tukman was $4,408,562 after an increase of $785,658 based on performance.


  The current fee agreements with the advisers authorize them to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and direct the advisers to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, the advisers may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund. However, the advisers will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

  The Board of Directors may, without prior approval from shareholders, change the terms of the advisory agreements or hire a new investment adviser as either a replacement adviser or as an additional adviser. However, no such change would be made before giving shareholders 30 days' notice, in writing.

GENERAL INFORMATION

Vanguard/Windsor II is one of two Funds of Vanguard/Windsor Funds, Inc., which is organized under the laws of the state of Maryland. The other Fund is Vanguard/Windsor Fund (which is not open to new investors). The two Funds are combined under one corporation for administrative purposes, but for investment management purposes operate like separate companies.

  Shareholders of Vanguard/Windsor II have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Director if the holders of at least 10% of the Fund's shares request a meeting in writing.


"Standard & Poor's," "Standard & Poor's 500," "S&P," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

  Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

  The following sections of the prospectus briefly explain the many services we offer you as a Vanguard/Windsor II shareholder. Booklets providing detailed information are available on the services marked with a [BOOK GRAPHIC]. Please call us to request copies.

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

TELEPHONE REDEMPTIONS                Automatically set up for this Fund unless you notify us
(SALES AND EXCHANGES)                otherwise.

VANGUARD DIRECT DEPOSIT              Automatic method for depositing your paycheck or U.S.
SERVICE                              government payment (including Social Security and
[BOOK GRAPHIC]                       government pension checks) into your account.

VANGUARD AUTOMATIC EXCHANGE          Automatic method for moving a fixed amount of money from
SERVICE                              one Vanguard fund account to another.*
[BOOK GRAPHIC]

VANGUARD FUND EXPRESS                Electronic method for buying or selling shares. You can
[BOOK GRAPHIC]                       transfer money between your Vanguard fund account and an
                                     account at your bank, savings and loan, or credit union
                                     on a systematic schedule or whenever you wish.*


VANGUARD DIVIDEND EXPRESS            Electronic method for transferring dividend and/or capital
[BOOK GRAPHIC]                       gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.


VANGUARD BROKERAGE SERVICES          A cost-effective way to trade stocks, bonds, and options on
(VBS)                                major exchanges, Nasdaq, and other domestic over-the-counter
[BOOK GRAPHIC]                       markets at reduced rates, and to buy and sell shares of
                                     non-Vanguard mutual funds. Call VBS (1-800-992-8327) for
                                     additional information and the appropriate forms.


*Can be used to "dollar-cost average" [BOOK GRAPHIC] or to contribute to an IRA or other retirement plan.

Investor Information 1-800-662-7447 - Client Services 1-800-662-2739 Tele-Account 1-800-662-6273

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY

Vanguard's account registration form can be used to establish a variety of nonretirement accounts.

FOR ONE OR MORE PEOPLE              To open an account in the name of one
                                    (individual) or more (joint tenants) people.
                                    $3,000 minimum initial investment.

FOR A MINOR CHILD                   To open an account as an UGMA/UTMA (Uniform
[BOOK GRAPHIC]                      Gifts/Transfers to Minors Act). Age of
                                    majority and other requirements are set by state law. $1,000 minimum initial investment.

FOR HOLDING TRUST ASSETS            To invest assets held in an existing trust.
[BOOK GRAPHIC]                      $3,000 minimum initial investment.


FOR THIRD-PARTY TRUSTEE             To open an account as a retirement trust or
RETIREMENT INVESTMENTS              plan based on an existing corporate or
(Vanguard is not the custodian      institutional plan. These accounts are
or trustee.)                        established by the custodian or trustee of
                                    the existing plan. $1,000 minimum initial investment.


FOR AN ORGANIZATION                 To open an account as a corporation,
                                    partnership, or other entity. These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.

RETIREMENT

You establish these accounts with a Vanguard adoption agreement--not a Vanguard account registration form. To request the appropriate adoption agreement and forms, or to ask questions about investing for retirement, call Investor Information.

FOR AN INDIVIDUAL RETIREMENT        To open a retirement account in the name of
ACCOUNT (IRA)                       an individual. IRAs can be established with
(Vanguard Fiduciary Trust           a contribution, a direct rollover from an
Company is the custodian.)          employer's plan, such as a 401(k), or an
                                    asset transfer or rollover from another
                                    financial institution, such as a bank or mutual fund company. $1,000 minimum initial investment.


FOR A SIMPLIFIED EMPLOYEE           To open a retirement account in the name of
PENSION PLAN ACCOUNT (SEP-IRA)      an employee. SEPs allow employers to make
(Vanguard Fiduciary Trust           deductible contributions directly to IRAs
Company is the custodian.)          established by their employees. A SEP can be
1-800-823-7412                      established by people who are self-employed,
Individual Retirement Plans         small-business owners, partnerships, or
                                    corporations.



FOR A SAVINGS INCENTIVE MATCH       To open a retirement account in the name of
PLAN FOR EMPLOYEES ACCOUNT          an employee. Created as part of the Small
(SIMPLE IRA)                        Business Job Protection Act of 1996, SIMPLEs
(Vanguard Fiduciary Trust           replace SAR-SEPs. SIMPLEs are exclusively
Company is the custodian.)          for employers that had 100 or fewer
1-800-823-7412                      employees in the most recent calendar year
Individual Retirement Plans         and that do not maintain another
                                    employer-sponsored retirement plan. SIMPLEs can be established by people who are self-employed, small-business owners, partnerships, or corporations. Salary reduction contributions may be made by the employee, with matching or nonmatching contributions from the employer.


Investor Information 1-800-662-7447     Client Services 1-800-662-2739
Tele-Account 1-800-662-6273

FOR A QUALIFIED RETIREMENT          To open a retirement account that allows
PROGRAM ACCOUNT                     small-business owners or people who are
(Vanguard Fiduciary Trust           self-employed to make tax-deductible
Company can be the trustee.)        retirement contributions for themselves and
1-800-823-7412                      their employees into Profit-Sharing and
Individual Retirement Plans         Money Purchase Pension (Keogh) plans.

FOR A 403(b)(7) CUSTODIAL ACCOUNT   To open a retirement account that allows
(Vanguard Fiduciary Trust           employees of tax-exempt institutions (for
Company is the custodian.)          example, schools or hospitals) to make
1-800-823-7412                      pretax retirement contributions.
Individual Retirement Plans


DISTRIBUTION OPTIONS

You can receive distributions of dividends and/or capital gains in a number of ways:

REINVESTMENT                        Dividends and capital gains are
                                    automatically reinvested in additional
                                    shares of the Fund unless you request a
                                    different distribution method.

DIVIDENDS IN CASH                   Dividends are paid by check and mailed to
                                    your account's address of record, and
                                    capital gains are reinvested in additional shares of the Fund.


CAPITAL GAINS IN CASH               Capital gains distributions are paid by
                                    check and mailed to your account's
                                    address of record, and dividends are re-invested in additional shares of the fund.


DIVIDENDS AND CAPITAL GAINS         Both dividends and capital gains
IN CASH                             distributions are paid by check and mailed
                                    to your account's address of record.


To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, see Vanguard Dividend Express under "Services and Account Features."


If you have elected to receive dividend and/or capital gains distributions in cash, but the Postal Service is unable to make delivery to your address of record, your distribution option will be changed to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.


BUYING SHARES


You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request, provided we receive your request before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time). The Fund is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.


                           OPEN A NEW ACCOUNT         ADD TO AN EXISTING ACCOUNT

MINIMUM INVESTMENT         $3,000 (regular            $100 by mail or exchange;
                           account); $1,000 (IRAs     $1,000 by wire.
                           and custodial accounts
                           for minors).

                                        OPEN A NEW ACCOUNT                 ADD TO AN EXISTING ACCOUNT

                                        Complete and sign the              Mail your check with an Invest-
                                        application form.                  By-Mail form detached from your
BY MAIL                                                                    confirmation statement to the
   [ENVELOPE GRAPHIC]                                                      address listed on the form.
FIRST-CLASS mail to:
The Vanguard Group
P.O. Box 2600                           Make your check payable to:        Make your check payable to:
Valley Forge, PA 19482-2600             The Vanguard Group-73              The Vanguard Group-73

EXPRESS or REGISTERED mail to:          All purchases must be made in      All purchases must be made in
The Vanguard Group                      U.S. dollars, and checks must be   U.S. dollars, and checks must be
455 Devon Park Drive                    drawn on U.S. banks.               drawn on U.S. banks.
Wayne, PA 19087-1815

IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

BY TELEPHONE                            Call Vanguard Tele-Account* 24     Call Vanguard Tele-Account* 24
   [TELEPHONE RECEIVER GRAPHIC]         hours a day--or Client             hours a day--or Client
                                        Services during business           Services during business
1-800-662-6273                          hours--to exchange from            hours to exchange from
Vanguard Tele-Account(R)                another Vanguard fund account      another Vanguard fund account
                                        with the same registration         with the same registration
1-800-662-2739                          (name, address, taxpayer I.D.,     (name, address, taxpayer I.D.,
Client Services                         and account type).                 and account type).

                                                                           Use Vanguard Fund Express (see
                                                                           "Services and Account
                                                                           Features") to transfer assets
                                                                           from your bank account. Call
                                                                           Client Services before your
                                                                           first use to verify that this
                                                                           option is in place.

                                        *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first
                                        exchange.

IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

BY WIRE                                 Call Client Services to arrange    Call Client Services to arrange
   [WIRE]                               your wire transaction.             your wire transaction.
Wire to:
CoreStates Bank, N.A.                   Wire transactions are not          Wire transactions are not
ABA 031000011                           available for retirement           available for retirement
CoreStates No. 0101 9897                accounts, except for asset         accounts, except for asset
[Temporary Account Number]              transfers and direct rollovers.    transfers and direct rollovers.
Vanguard/Windsor II
[Account Registration]
Attention: Vanguard

AUTOMATICALLY                                     --                       Vanguard offers a variety of ways
  [ARROWS IN CIRCLE]                                                       that you can add to your account
                                                                           automatically. See "Services and
                                                                           Account Features."
INVESTOR INFORMATION 1-800-662-7447 * CLIENT SERVICES 1-800-662-2739 * TELE-ACCOUNT 1-800-662-6273

You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

IMPORTANT NOTE: If you buy Fund shares through a registered broker/dealer or investment adviser, the broker/dealer or adviser may charge you a service fee.

   It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Fund shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Fund's operation or performance.

REDEEMING SHARES

IMPORTANT TAX NOTE: Any sale or exchange of shares in a nonretirement account could result in a taxable gain or loss.


The ability to redeem (that is, sell or exchange) Fund shares by telephone is automatically established for your nonretirement account unless you tell us in writing that you do not want this option.

   To protect your nonretirement account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

  [check mark]       Fund name.

  [check mark]       10-digit account number.

  [check mark]       Name and address exactly as registered on that account.

  [check mark]       Social Security or employer identification number as
                     registered on that account.


   If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

   If we follow reasonable security procedures, neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Fund's next-determined net asset value after Vanguard receives all required documents in good order.

Good order means that the request includes:

    [check mark]    Fund name and account number.

    [check mark]    Amount of the transaction (in dollars or shares).

    [check mark]    Signatures of all owners exactly as registered on the
                    account.

    [check mark]    Signature guarantees (if required).

    [check mark]    Any supporting legal documentation that may be required.

    [check mark]    Any certificates you are holding for the account.


   Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed at the next business day's net asset value. No interest will accrue on amounts represented by uncashed redemption checks. The Fund will

Investor Information 1-800-662-7447             Client Services   1-800-662-2739
Tele-Account 1-800-662-6273
not cancel any trade (e.g., purchase, redemption, or exchange) believed to be authentic once the trade request has been received in writing or by telephone.

   The Fund reserves the right to close any nonretirement or UGMA/UTMA account in which the balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in either June or December if your nonretirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.


Some written requests require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.


HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

   Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

   Because excessive exchanges can potentially disrupt the management of the Fund and increase transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Fund during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have a negative impact on the management of the Fund.


   Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

SELLING OR EXCHANGING SHARES       ACCOUNT TYPE

BY TELEPHONE                       ALL TYPES EXCEPT RETIREMENT:
   [Telephone Receiver]            Call Vanguard Tele-Account* 24 hours a
1-800-662-6273                     day--or Client Services during business
Vanguard Tele-Account              hours--to sell or exchange shares. You
                                   can exchange shares from this Fund to
1-800-662-2739                     open an account in another Vanguard fund
Client Services                    or to add to an existing Vanguard fund
                                   account with an identical registration.

                                   RETIREMENT:
                                   You can exchange--but not sell--shares by calling Tele-Account or Client Services.

                                   *You must obtain a Personal Identification
                                   Number through Tele-Account at least seven days before you request your first redemption.


BY MAIL                            ALL TYPES EXCEPT RETIREMENT:
   [Envelope]                      Send a letter of instruction signed by all
FIRST-CLASS mail to:               registered account holders. Include the fund
The Vanguard Group                 name and account number and (if you are
Vanguard /Windsor II               selling) a dollar amount or number of shares
P.O. Box 1120                      OR (if you are exchanging) the name of the
Valley Forge, PA 19482-1120        fund you want to exchange into and a dollar
                                   amount or number of shares. In order to
                                   exchange into an account with a different registration (including a different name, address, or taxpayer identification number), you must include the guaranteed signatures of all current account owners on your written instructions.

INVESTOR INFORMATION 1-800-662-7447      -      CLIENT SERVICES 1-800-662-2739

                          TELE-ACCOUNT 1-800-662-6273

INVESTOR INFORMATION 1-800-662-7447 / / CLIENT SERVICES 1-800-662-2739 / / TELE-ACCOUNT 1-800-662-6273




SELLING OR EXCHANGING SHARES       ACCOUNT TYPE

EXPRESS or REGISTERED mail to:     RETIREMENT:
The Vanguard Group                 For information on how to request
Vanguard/Windsor II                distributions from:
455 Devon Park Drive               - IRAs call Client Services.
Wayne, PA 19087-1815               - SEP-IRAs, 403(b)(7) custodial accounts,
                                   SIMPLE IRAs, and Profit-Sharing and Money
                                   Purchase Pension (Keogh) Plans -- call
                                   Individual Retirement Plans at
                                   1-800-823-7412.

                                   Depending upon your account registration type, additional documentation may be required.




EXCHANGING SHARES ONLINE           You may use your personal computer to
  [PC GRAPHIC]                     exchange shares of most Vanguard funds by
                                   accessing our website (www.vanguard.com). To establish this service for your account, you must first register through the website. We will then send to you, by mail, an account access password that will enable you to make online exchanges.

                                   The Vanguard funds that you cannot purchase or sell through online exchange are VANGUARD INDEX TRUST, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL EQUITY INDEX FUND, VANGUARD REIT INDEX PORTFOLIO, VANGUARD TOTAL INTERNATIONAL PORTFOLIO, and VANGUARD GROWTH AND INCOME PORTFOLIO (formerly known as Vanguard Quantitative Portfolios). These funds do permit online exchanges within IRAs and other retirement accounts.


AUTOMATICALLY                      ALL TYPES EXCEPT RETIREMENT:
 [Arrows in Circle]                Vanguard offers several ways to sell or
                                   exchange shares automatically (see "Services and Account Features"). Call Investor
                                   Information for the appropriate booklet and application if you did not elect this feature when you opened your account.

   It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to delay your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operation or performance.

                         A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.


TRANSFERRING REGISTRATION

HOW TO TRANSFER SHARES

You may transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to: Vanguard Financial Center,
Attention: Transfer Department, P.O. Box 1110, Valley Forge, PA 19482-1110.

  Investor Information  1-800-662-7447  -  Client Services  1-800-662-2739  -
                          Tele-Account  1-800-662-6273

FUND AND ACCOUNT UPDATES



STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Vanguard/Windsor II account throughout the year, as well as when you are preparing your income tax returns.

   In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, a listing of the Fund's holdings, and other financial statements.


CONFIRMATION STATEMENT             Sent each time you buy, sell, or exchange
                                   shares; confirms the trade date and the
                                   amount of your transaction.


PORTFOLIO SUMMARY                  Mailed quarterly; shows the market value of
[Book]                             your account at the close of the statement
                                   period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

FUND FINANCIAL REPORTS             Mailed in June and December for this Fund.

TAX STATEMENTS                     Generally mailed in January; report previous
                                   year's dividend distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.


AVERAGE COST STATEMENT             Issued quarterly for most taxable accounts
[Book]                             (accompanies your Portfolio Summary); shows
                                   the average cost of shares that you redeemed during the calendar year using the average cost single category method.


AUTOMATED TELEPHONE ACCESS

  VANGUARD TELE-ACCOUNT            Toll-free access to Vanguard fund and account
  1-800-662-6273                   information -- as well as some transactions
  Any time, seven days a week,     -- through any Touch-Tone(TM) telephone.
  from anywhere in the continental Tele-Account provides total return, share
  United States and Canada.        price, price change, and yield quotations for
    [Book]                         all Vanguard funds; gives your account
                                   balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.


COMPUTER ACCESS

  VANGUARD ONLINE(R)
  www.vanguard.com                 Use your personal computer to learn more
                                   about Vanguard's funds and services; keep in touch with your Vanguard accounts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

                                   Our education-oriented website provides
                                   timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

                                PLAIN TALK ABOUT
                             KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether one or more of the Portfolios is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.




                         PROSPECTUS POSTSCRIPT

                         This prospectus is designed to provide you with pertinent information about
                         Fund/Portfolio Name, including its investment objective, risks, strategy, and expenses, as well as services available to you as a shareholder.

                         It is important that you understand these facts so that you can decide whether an investment in this Fund/Portfolio is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

                         IN READING THE PROSPECTUS, DID YOU LEARN ...

                         - The Fund's/Portfolio's objective? (page 4)

                         - The Fund's/Portfolio's investment strategy? (page 5)

                         - Who should invest in the Fund/Portfolio? (page 4)

                         - The risks associated with the Fund/Portfolio?
                           (pages 4-8)

                         - Whether the Fund/Portfolio is federally insured?
                           (inside front cover)

                         - The Fund's/Portfolio's expenses? (page 2)

                         - The background of the Fund's/Portfolio's investment
                           managers? (page 12)

                         - How to open an account? (page 15)

                         - How to sell or exchange shares? (page 18)

                         - How often you'll receive statements and financial
                           reports?  (page 21)

A SIMPLE RISK QUIZ

A. I HAVE BEEN INVESTING IN STOCK AND BOND MUTUAL FUNDS (OR IN INDIVIDUAL STOCKS OR BONDS) FOR . . .

    1.  Less than a year
    2.  1-2 years
    3.  3-4 years
    4.  5-9 years
    5.  10 years or more

B. WHEN IT COMES TO INVESTING IN STOCK OR BOND MUTUAL FUNDS (OR INDIVIDUAL STOCKS OR BONDS), I WOULD SAY I'M . . .

    1.  A very inexperienced investor
    2.  A somewhat inexperienced investor
    3.  A somewhat experienced investor
    4.  An experienced investor
    5.  A very experienced investor

C. I AM COMFORTABLE WITH INVESTMENTS THAT MAY LOSE MONEY FROM TIME TO TIME IF THEY OFFER THE POTENTIAL FOR HIGHER RETURNS.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

D. I WILL KEEP AN INVESTMENT EVEN IF IT LOSES 10% OF ITS VALUE OVER THE COURSE OF A YEAR.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

E. IN ADDITION TO MY LONG-TERM INVESTMENTS, I HAVE EMERGENCY SAVINGS EQUAL TO ____ MONTHS OF MY TAKE-HOME PAY.

    1.  Zero
    2.  One
    3.  Two
    4.  Three
    5.  Four or more

F.  I FIND IT EASY TO PAY MY MONTHLY BILLS FROM MY CURRENT PAY.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

G.  OVERALL, MY PERSONAL FINANCIAL SITUATION IS SECURE.

    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

                                 ABOUT THE QUIZ

Knowing your risk tolerance is important when you are making an investment decision. To give you a general idea of your comfort level with investing, circle the response that most closely matches your personal situation. Keep in mind, though, that there is no "foolproof" way to gauge your risk tolerance. Scoring for the quiz is below.

                              HOW TO SCORE THE QUIZ

Use the number of your answer as the number of points scored. For instance, if you chose answer #3 to a question, that's worth three points. Add up your points and check below for the type of investor you are. (Note: If you chose answer #1 or #2 to Question C, subtract five points from your total score.)

- If you scored between 0 and 25 points, you are considered a conservative investor.

- If you scored between 26 and 32 points, you are considered a moderate investor.

- If you scored between 33 and 35 points, you are considered an aggressive investor.

AN INVESTMENT PRIMER

Whether you are investing for the short or long term, keep these three points in mind:

1. INVEST IN ALL THREE OF THE MAJOR ASSET CLASSES.

Most people use a combination of . . .

- Stocks, which are considered the "riskiest" of the three asset classes. Day to day, or even year to year, stocks tend to have wide price swings. Despite this potential for significant price fluctuation, however, stocks have historically offered higher returns than the other major asset classes over longer periods.

- Bonds, which are chiefly influenced by changes in interest rates. When interest rates climb, bond prices drop; when interest rates fall, bond prices rise.

- Cash reserves, which offer more share-price (or capital) stability than stocks or bonds--but also generate lower returns. Some examples are Treasury bills and money market funds.

2. REMEMBER THAT SAFETY HAS A PRICE.

Many people want a "no-risk" investment. Remember, though, that the more safety you seek, the less potential reward you can expect--and the less you can expect in returns after inflation. Inflation affects not only the price you pay for goods and services; it also eats away at your investment returns over time. What is left is known as your "real" return--the actual return you receive after you factor in inflation (see the chart at left).

3. CHANCES ARE GOOD THAT YOU CAN AFFORD TO TAKE MORE RISK.

As the chart shows, inflation cuts into the returns of all three asset classes. However, stocks and bonds have had an easier time of outpacing inflation over time--which means that, to beat inflation, you may need to invest more aggressively.

   Don't be put off by potential downswings in the value of your investment, especially if you are investing for long periods. Time acts as a shock absorber, letting you ride out the short-term bumps that investments often provide. The longer you hold an investment, the more likely it is that you will earn a positive return.

                                PLAIN TALK ABOUT
                         INFLATION AND YOUR INVESTMENTS

No matter how you invest your money, inflation--the rising cost of living--is a constant threat to your investment returns. The chart below shows how stocks, bonds, and cash reserves have fared against inflation over time.


                              INFLATION'S EFFECT ON
                               INVESTMENT RETURNS
                                   (1926-1997)

                                     CASH
                                   RESERVES  BONDS  STOCKS
REAL RETURN AFTER INFLATION.......  0.7%      2.1%    7.9%
AVERAGE ANNUAL RATE OF INFLATION..  3.1%      3.1%    3.1%
                                    ----      ----   -----
                                    3.8%      5.2%   11.0%
                                    ====      ====   =====

Source: (C) Stocks, Bonds, Bills, and Inflation 1998 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes account management fees, administrative fees, and any 12b-1 marketing fees.

GROWTH AND INCOME STOCK FUND

A mutual fund that seeks moderate capital appreciation and some dividend income by investing primarily in stocks.

GROWTH STOCK FUND

A mutual fund that emphasizes stocks of companies whose strong earnings and revenue potential indicate above-average prospects for capital growth, with less emphasis on dividend income.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an attempt to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money that you put into an investment.

SECURITIES

Stocks, bonds, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that focuses on stocks of companies that, considering their earnings and dividends, are attractively priced; these companies often pay regular dividend income to shareholders.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low share prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                  [SHIP]
                                                  THE VANGUARD GROUP

                                                  Post Office Box 2600
                                                  Valley Forge, PA 19482

INVESTOR INFORMATION

DEPARTMENT
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335
For information on our funds,
fund services, and retirement
accounts; requests for
literature

CLIENT SERVICES DEPARTMENT
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-662-2738

For information on your
account, account transactions,
and account statements

VANGUARD BROKERAGE
SERVICES
1-800-992-8327

For information on trading
stocks, bonds, and options
at reduced commissions

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273 (ON-BOARD)
For 24-hour automated access
to price and yield, information
on your account, certain
transactions

ELECTRONIC ACCESS TO THE
VANGUARD MUTUAL FUND
EDUCATION AND INFORMATION
CENTER
World Wide Web
www.vanguard.com

E-mail
online@vanguard.com

                                                VANGUARD/
                                                WINDSOR II

                                                Institutional Prospectus
                                                February 20, 1998


This prospectus contains
financial data for the
Fund through the
fiscal year ended
October 31, 1997.



                                 [SHIP GRAPHIC]
                                  [A member of
                            THE VANGUARD GROUP LOGO]

VANGUARD/WINDSOR II


CONTENTS

Fund Profile                 1

Fund Expenses                2

Financial Highlights         3

A Word About Risk            4

The Fund's Objectives        4

Who Should Invest            4

Investment Strategy          5

Investment Policies          7

Investment Limitations       9

Investment
Performance                  9

Share Price                 10

Dividends, Capital
Gains, and Taxes            10

The Fund and
Vanguard                    11

Investment Advisers         11

General Information         13

Investing
with Vanguard

- For Plan Participants     14

- For Other
   Institutional Investors  14

Accessing Fund
Information
By Computer                 15

Prospectus Postscript       16

Risk Quiz                   17

Glossary     Inside Back Cover

A Growth and Income Stock Mutual Fund

INVESTMENT OBJECTIVES AND POLICIES
Vanguard/Windsor II (the "Fund") is a diversified mutual fund, a part of Vanguard/Windsor Funds, Inc., an open-end investment company.

   The Fund seeks to provide long-term growth of capital by investing mainly in the equity securities of large and medium-size companies whose stocks are considered to be undervalued by the Fund's advisers and out of favor with investors. The Fund's secondary objective is to provide some dividend income.

   IT IS IMPORTANT TO NOTE THAT THE FUND'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

FEES AND EXPENSES

Vanguard/Windsor II is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the Fund's expense ratio.

IMPORTANT NOTE

This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans. Another version--for individuals who would like to open a personal account--can be obtained by calling Vanguard at 1-800-662-7447.

ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (dated February 20, 1998) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover) or visiting the Securities and Exchange Commission's website (www.sec.gov).

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategy of Vanguard/Windsor
II. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE                                                Vanguard/Windsor II

WHO SHOULD INVEST (page 4)

- Investors seeking a growth and income stock mutual fund as part of a balanced and diversified investment program.

- Investors seeking growth of their capital over the long term--at least five years.

-  Investors seeking some dividend income.

WHO SHOULD NOT INVEST

-  Investors unwilling to accept significant fluctuations in share price.

RISKS OF THE FUND (pages 4-8)
The Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and objective risk (the chance that returns from the type of stocks that the Fund invests in--attractively priced or "value" stocks-- will trail returns from the overall stock market). Because the Fund can invest a portion of its assets in companies based outside the United States, it is exposed to several risks unique to foreign securities; see page 8 for details.

DIVIDENDS AND CAPITAL GAINS (page 10)
Dividends are paid in June and December. Capital gains, if any, are paid in December. In participant accounts, all distributions are automatically reinvested.



INVESTMENT ADVISERS (page 11)
Vanguard/Windsor II follows a multi-
adviser approach:

-  Barrow, Hanley, Mewhinney & Strauss, Inc.,
   Dallas, Texas.

-  Equinox Capital Management, Inc.,
   New York City, N.Y.

-  Tukman Capital Management, Inc.,
   Larkspur, Calif.

-  Vanguard Core Management Group,
   Valley Forge, Pa.

INCEPTION DATE: June 24, 1985

NET ASSETS AS OF 10/31/1997: $22.6 billion

FUND'S EXPENSE RATIO FOR THE
YEAR ENDED 10/31/1997: 0.37%

NEWSPAPER ABBREVIATION: WndsrII

VANGUARD FUND NUMBER: 073
CUSIP NUMBER: 922018205
QUOTRON SYMBOL: VWNFX.Q



AVERAGE ANNUAL TOTAL RETURNS--
PERIODS ENDED OCTOBER 31, 1997

                         1 YEAR   5 YEARS  10 YEARS
                         --------------------------
Vanguard/Windsor II       31.3%    20.2%     17.0%
S&P 500 Index             32.1     19.9      17.2



QUARTERLY RETURNS (%) 1988-1997 (intended to show volatility of returns)


                                  [BAR GRAPH]

       Vanguard/Windsor II   S&P 500 Index

1988           9.1                 5.7
               7.2                 6.6
               4.1                 0.3
               2.3                 3
1989           9.5                 7.1
               7.8                 8.8
               4.3                10.7
               0.7                 2
1990          -4.4                -3
               1.4                -0.2
             -15.1               -13.7
               9.3                 8.9
1991          17.9                14.5
              -1.7                -0.2
               4.9                 5.3
               6                   8.4
1992           0.1                -2.5
               4                   1.9
               4                   3.2
               3.4                 5
1993           6.7                 4.4
               0.9                 0.5
               5.4                 2.6
               0.7                 2.3
1994          -4.5                -3.8
               2.6                 0.4
               2.9                 4.9
              -3.2                 0
1995           9.9                 9.7
               8.1                 9.5
              10.2                 7.9
               6.1                 6
1996           6.8                 5.4
               3                   4.5
               3.4                 3.1
               9.19                8.34
1997           1.59                2.68
              14.7                17.46
               9.07                7.49


In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks were high during the periods shown relative to longer-term historical averages. Performance figures include the reinvestment of any dividend and capital gains distributions. The returns are net of expenses, but they do not reflect income taxes a taxable investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.


                                PLAIN TALK ABOUT
                                  FUND EXPENSES


All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard/Windsor II's expense ratio in fiscal year 1997 was 0.37%, or $3.70 per $1,000 of average net assets. The average growth and income equity
fund had expenses in 1997 of   %, or $    per $1,000 of average net assets,
according to Lipper Analytical Services, which reports on the mutual fund industry.


FUND EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

  As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None


  The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of administering the Fund, maintaining accounts, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended October 31, 1997.

ANNUAL FUND OPERATING EXPENSES
Management and Administrative Expenses:                    0.19%
Investment Advisory Expenses:                              0.15%
12b-1 Marketing Fees:                                       None
Other Expenses
   Marketing and Distribution Costs:                 0.02%
   Miscellaneous Expenses (e.g., Taxes, Auditing):   0.01%
                                                     -----
Total Other Expenses:                                      0.03%
                                                           ----
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):               0.37%
                                                           =====

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds, by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Fund provides a return of 5% a year and (2) you redeem your investment at the end of each period.

           1 Year      3 Years      5 Years     10 Years
           ---------------------------------------------
             $4          $12          $21         $47
           ---------------------------------------------


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding of the Fund for each of the fiscal years in the decade ended October 31, 1997. The financial statements that include these financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the report sent to you without charge by contacting Vanguard.



-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                   1997      1996       1995      1994         1993     1992      1991     1990    1989     1988
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD             $24.04     $20.06    $17.33    $17.98       $15.75   $15.07    $11.91   $15.81  $13.23   $12.41
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income              .64        .62       .58       .55          .50      .56       .62      .67     .73      .60
 Net Realized and Unrealized
  Gain (Loss) on Investments       6.47       4.63      3.17      (.19)        2.47     1.17      3.55    (3.22)   2.42     1.63
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
    OPERATIONS                     7.11       5.25      3.75       .36         2.97     1.73      4.17    (2.55)   3.15     2.23
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income                (.63)      (.58)     (.55)     (.51)       (.52)    (.61)     (.73)     (.74)  (.57)     (.61)
 Distributions from
  Realized Capital Gains          (1.16)      (.69)     (.47)     (.50)       (.22)    (.44)     (.28)     (.61)    --      (.80)
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS             (1.79)     (1.27)    (1.02)    (1.01)       (.74)   (1.05)    (1.01)    (1.35)  (.57)    (1.41)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $29.36     $24.04    $20.06    $17.33      $17.98   $15.75    $15.07    $11.91 $15.81    $13.23
===================================================================================================================================
TOTAL RETURN                      31.27%     27.17%    23.08%     2.22%      19.51%   12.50%    36.61%   -17.48% 24.68%    20.54%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)              $22,568    $14,758   $10,272    $8,246      $7,486   $4,878    $3,298    $2,087  $2,162   $1,485
Ratio of Total Expenses to
 Average Net Assets                0.37%      0.39%     0.40%     0.39%       0.39%    0.41%     0.48%     0.52%   0.53%    0.58%
Ratio of Net Investment Income
 to Average Net Assets             2.49%      2.92%     3.27%     3.26%       3.11%    3.72%     4.51%     4.93%   5.29%    4.94%
Portfolio Turnover Rate              30%        32%       30%       24%         26%      23%       41%       20%     22%      25%
Average Commission Rate Paid     $.0523     $.0483       N/A       N/A         N/A      N/A       N/A       N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------------------


   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.

                                PLAIN TALK ABOUT

                            HOW TO READ THE FINANCIAL
                                HIGHLIGHTS TABLE


The Fund began fiscal 1997 with a net asset value (price) of $24.04 per share. During the year, the Fund earned $.64 per share from investment income (interest and dividends) and $6.47 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $7.11 per share, $1.79 was returned to shareholders in the form of distributions ($.63 in dividends, $1.16 in capital gains). The earnings ($7.11 per share) less total distributions ($1.79 per share) resulted in a share price of $29.36 at the end of the fiscal year, an increase of $5.32 per share (from $24.04 at the beginning of the period to $29.36 at the end of the period). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, the total return from the Fund was 31.27% for the year.

   As of October 31, 1997, the Fund had $22.6 billion in net assets; an expense ratio of 0.37% ($3.70 per $1,000 of net assets); and net investment income amounting to 2.49% of its average net assets. It sold and replaced securities valued at 30% of its total net assets.

                                PLAIN TALK ABOUT
                                 VALUE FUNDS AND
                                  GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth funds focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value and growth stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hope of a greater increase in share price, or who prefer a higher portion of the Fund's returns to come as capital gains, which may be taxed at lower rates than dividend income.

                                PLAIN TALK ABOUT
                           INVESTING FOR THE LONG TERM

Vanguard/Windsor II is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

A WORD ABOUT RISK

   This prospectus discusses the risks you would face as an investor in Vanguard/Windsor II. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. However, as you consider an investment in the Fund, you should also take into account your own tolerance for the daily fluctuations of the stock market.
   Look for this "warning flag" symbol [flag symbol] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, would confront.

THE FUND'S OBJECTIVES

Vanguard/Windsor II seeks to provide long-term growth of capital and, as a secondary objective, some dividend income. These objectives are fundamental, which means that they cannot be changed unless a majority of shareholders vote to do so.

     [FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES, YOUR INVESTMENT IN THE FUND, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.


WHO SHOULD INVEST

Vanguard/Windsor II may be suitable for you if:
- You wish to add a growth and income stock mutual fund to your existing holdings, which could include other stock--as well as bond, money market, and tax-exempt--investments.
- You want a value-oriented investment that seeks to provide long-term growth as well as some dividend income.
   This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all the Fund's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:
- The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.
- There is a limit on the number of times you can exchange into or out of the Fund. If you own Fund shares as an investment option in an employer-sponsored retirement or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.

-  The Fund reserves the right to stop offering shares at any time.


INVESTMENT STRATEGY

This section explains how the investment advisers pursue the Fund's objectives of long-term capital growth and some dividend income. It also explains three important risks--market risk, objective risk, and manager risk--faced by investors in the Fund. Unlike the Fund's investment objectives, the advisers' investment strategy is not fundamental and can be changed by the Fund's Board of Directors without shareholder approval. However, before making any important change in its strategy, the Fund will give shareholders 30 days' notice, in writing.

MARKET EXPOSURE
The Fund is a value-oriented growth and income fund that invests mainly in large- and mid-capitalization common stocks that offer favorable prospects for capital growth and dividend income. At times, the Fund may also invest in preferred stocks.

[FLAG] THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK
       PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between the best and worst returns tends to lessen over the long term.


-----------------------------------------------------------------
                       U.S. Stock Market Returns (1926-1997)
-----------------------------------------------------------------
                  1 Year       5 Years     10 Years      20 Years
-----------------------------------------------------------------
Best               53.9%        23.9%        20.1%         16.9%
Worst             -43.3        -12.5         -0.9           3.1
Average            13.0         10.5         10.9          10.9
-----------------------------------------------------------------

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. For example, while the average return on stocks for all of the 5-year periods was 10.5%, returns for these 5-year periods


                                PLAIN TALK ABOUT
                             COSTS AND MARKET-TIMING

Some investors try to profit from "market-timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who did not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, closely monitoring daily transactions.


                                PLAIN TALK ABOUT
                               LARGE-CAP, MID-CAP,
                              AND SMALL-CAP STOCKS


Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median market value exceeding $7.5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $7.5 billion. Small-cap funds hold stocks of companies with a median market value of up to $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds.

                                PLAIN TALK ABOUT
                              PRICE/EARNINGS RATIOS
A widely used measure of common-stock valuation is the price/earnings (P/E) ratio. The P/E ratio is simply a stock's current price divided by its earnings per share from the past year (or sometimes its projected earnings for the coming year). In general, a lower P/E ratio indicates that a stock is out of favor with investors and is expected to have slow future growth in profits. A higher P/E ratio indicates that investors expect rapid growth in a company's profits. Keep in mind, however, that these expectations sometimes prove incorrect, and that there is no "ideal" P/E ratio.

ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1950 through 1954). These average returns reflect past performance of common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or this Fund in particular.
   Finally, because Vanguard/Windsor II Fund does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

[FLAG] THE FUND IS SUBJECT TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY THAT THE
       RETURNS FROM THE TYPES OF STOCKS IN WHICH THE FUND INVESTS--ATTRACTIVELY PRICED OR "VALUE" STOCKS--WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. DIFFERENT TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF OUTPERFORMANCE AND UNDERPERFORMANCE IN COMPARISON TO COMMON STOCKS IN GENERAL. THESE CYCLES HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


SECURITY SELECTION
Vanguard/Windsor II employs four investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund.
   Each adviser is responsible for a specific percentage of the Fund's assets. Before the Fund makes a significant change in an adviser's percentage, shareholders will receive 30 days' notice, in writing.
   The four investment advisers employ active investment management methods, which means securities are bought and sold according to the advisers' judgments about companies and their financial prospects, and about the stock market and the economy in general.
   While the advisers use different processes to select securities for their portfolios, all four are committed to investing in large- and mid-cap stocks that, in their opinion, are undervalued. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that, the adviser feels, are below what the stocks are worth in relation to their earnings. These stocks typically--but not always--have lower-than-average price/earnings (P/E) ratios and higher-than-average dividend yields.
   Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S), which is responsible for about 73% of the Fund's assets, uses traditional methods of stock selection--research and analysis--to identify undervalued securities. A security will be sold when, in BHM&S's opinion, its share price accurately reflects the security's overall worth. At that point, another undervalued security will be chosen. No more than 15% of BHM&S's portfolio is devoted to a single industry.
   Like BHM&S, Tukman Capital Management, Inc. (Tukman), which manages about 10% of the Fund's assets, uses traditional research methods to select undervalued securities. Tukman typically buys stocks of financially sound companies in growing business sectors only and holds them for three to five years.

   Equinox Capital Management, Inc. (Equinox), which manages about 10% of the Fund's assets, uses its own fundamental research and proprietary software to identify undervalued securities with attractive growth and dividend prospects. Like BHM&S, it avoids large concentrations in a single industry.
   Vanguard Core Management Group, which is responsible for about 7% of the Fund's assets, selects stocks from a "universe" of about 550 companies. Vanguard Core Management Group evaluates the stocks using several fundamental factors, such as a stock's price in relation to its projected growth rate. All of the stocks selected are expected, as a group, to outperform the Russell 1000 Value Index, a benchmark of undervalued large- and mid-cap stocks.
   The balance of Vanguard/Windsor II Fund's assets (about 5%) is held in cash reserves, also managed by Vanguard. Vanguard may invest the Fund's cash reserves in stock futures. This strategy is intened to keep the Fund more fully invested in common stocks while retaining cash on hand to meed liquidity needs. See page 8 for more details on the Fund's policy on futures.
   The top ten holdings (which amounted to 25% of the Fund's total net assets) as of October 31, 1997, follow:

    1.  Chase Manhattan Corp.
    2.  International Business Machines Corp.
    3.  Ford Motor Co.
    4.  Exxon Corp.
    5.  GTE Corp.
    6.  Schlumberger Ltd.
    7.  Sears, Roebuck & Co.
    8.  SBC Communications Inc.
    9.  Allstate Corp.
   10.  Travelers Group Inc.

   Keep in mind that, because the makeup of the Fund may change, this listing is only a "snapshot" at one point in time.

     [FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT ONE OR MORE OF THE FUND'S ADVISERS MAY DO A POOR JOB OF SELECTING STOCKS.


PORTFOLIO TURNOVER


Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's average turnover rate for the past ten years has been about 27%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)


INVESTMENT POLICIES

Besides investing in undervalued common stocks, the Fund may follow a number of investment policies to achieve its objectives.


                                PLAIN TALK ABOUT
                            PORTFOLIO DIVERSIFICATION

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's level of diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets invested in its ten largest holdings, while some less diversified mutual funds have 50% or more of their assets invested in the stocks of just ten companies.

                                PLAIN TALK ABOUT
                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. The average turnover rate for all domestic stock funds is approximately 80%.

   The Fund may invest as much as 20% of its assets in securities of companies based outside the United States and may engage in currency transactions. These securities can be traded in either U.S. or foreign markets.

     [FLAG] THE FUND IS SUBJECT TO COUNTRY RISK AND CURRENCY RISK. COUNTRY RISK IS THE POSSIBILITY THAT POLITICAL EVENTS (SUCH AS A WAR), FINANCIAL PROBLEMS (SUCH AS GOVERNMENT DEFAULT), OR NATURAL DISASTERS (SUCH AS AN EARTHQUAKE) WILL WEAKEN A COUNTRY'S ECONOMY AND CAUSE INVESTMENTS IN THAT COUNTRY TO LOSE MONEY. CURRENCY RISK IS THE POSSIBILITY THAT A "STRONGER" U.S. DOLLAR WILL REDUCE RETURNS FOR AMERICANS INVESTING OVERSEAS. GENERALLY, WHEN THE DOLLAR RISES IN VALUE AGAINST A FOREIGN CURRENCY, YOUR INVESTMENT IN THAT COUNTRY LOSES VALUE BECAUSE ITS CURRENCY IS WORTH FEWER U.S. DOLLARS. ON THE OTHER HAND, A "WEAKER" DOLLAR GENERALLY LEADS TO HIGHER RETURNS FOR AMERICANS HOLDING FOREIGN INVESTMENTS.

   The Fund may invest in money market instruments, fixed-income securities, convertible securities, and other equity securities such as preferred stock. The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.


     [FLAG] THE FUND RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.

   Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Fund will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Fund's assets--5%--may be applied toward the deposits required on futures contracts, and the value of all futures contracts in which the Fund acquires an interest cannot exceed 20% of the Fund's total assets.

   The reasons for which the Fund will invest in futures and options are:
- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs by buying futures instead of actual stocks.
- To add value to the Fund by buying futures instead of actual stocks when futures are cheaper.



                                PLAIN TALK ABOUT
                                   DERIVATIVES
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives--some of which can carry considerable risks.

                                PLAIN TALK ABOUT
                                  CASH RESERVES
With mutual funds, holding cash reserves--or "cash"--does not mean literally that the fund holds a stack of currency. Rather, cash reserves refer to short-term, interest-bearing securities that can easily and quickly be converted to cash. (Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions.) While some funds strive to keep cash levels at a minimum and to always remain fully invested in stocks, other funds allow investment advisers to hold up to 20% of a fund's assets in cash reserves.

   The Fund will usually hold only a small percentage of its assets in cash reserves, although if an investment adviser believes that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit.

INVESTMENT LIMITATIONS


The Fund has adopted limitations on some of its investment policies. Some of these limitations are that the Fund will not:
-  Invest more than 25% of its assets in any one industry.
- Borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of its net assets. Whenever the Fund's outstanding borrowing is more than 5% of its assets, it will stop making investments.
   With respect to 75% of its assets, the Fund will not:
-  Invest more than 5% in the securities of any one company.
-  Buy more than 10% of the outstanding voting shares of any company.
   A complete list of the Fund's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Fund's shareholders.



INVESTMENT PERFORMANCE


Vanguard/Windsor II invests primarily in common stocks, so its performance is closely correlated to the performance of the overall stock market. Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.



                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR PERIODS ENDED OCTOBER 31, 1997




                                  1 Year    3 Years   5 Years  10 Years
                                  ------    -------   -------  --------
Vanguard/Windsor II                31.3%     27.1%     20.2%     17.0%
S&P 500 Index                      32.1%     27.5%     19.9%     17.2%





   The results shown above represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged Standard & Poor's 500 Composite Stock Price Index. The chart

                                PLAIN TALK ABOUT
                                PAST PERFORMANCE
Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

does not make any allowances for federal, state, or local income taxes that shareholders must pay on a current basis.

     In weighing these performance figures, note that the Fund has been in operation since June 24, 1985. BHM&S has been adviser for the majority of Fund assets from the Fund's inception. Equinox, Tukman, and Vanguard Core Management Group were added as advisers on November 1, 1991.


SHARE PRICE

The Fund's share price, also called its net asset value, or NAV, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. The net asset value per share is calculated by adding up the total assets of the Fund, subtracting all its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

                            TOTAL ASSETS   -   LIABILITIES
                      ------------------------------------------
   NET ASSET VALUE =
                             NUMBER OF SHARES OUTSTANDING

   The daily net asset value is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.


   The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is WNDSRII.



DIVIDENDS, CAPITAL GAINS, AND TAXES


Each June and December, the Fund distributes to its shareholders virtually all of its income from interest and dividends. Any capital gains realized from the sale of securities are distributed in December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at other times during the year.
   If you own shares of the Fund as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your tax adviser about the tax consequences of an investment in the Fund and of any plan withdrawals.
   If your Vanguard/Windsor II investment is not part of an employer-sponsored plan, you can receive distributions of income or capital gains in cash, or you may have them automatically re-invested in more shares of the Fund. Both dividend and capital



                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS
As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that a fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

gains distributions--whether received in cash or reinvested in additional shares--are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Fund. You should consult your tax adviser about other tax consequences of an investment in the Fund.



THE FUND AND VANGUARD

Vanguard/Windsor II is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $320 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.


 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

 A list of the Fund's Directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.


INVESTMENT ADVISERS

The Fund employs four investment advisers. Each manages its portion of the Fund's assets subject to the control of the Directors and officers of the Fund.


 Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204, is an investment advisory firm founded in 1979. BHM&S is owned by United Asset Management, 1 International Place, Boston, MA 02110. BHM&S currently manages approximately $27 billion in stock and bond portfolios.


 BHM&S is paid a quarterly advisory fee that is based on the average month-end Fund assets it manages:

           AVERAGE ASSETS MANAGED                BASIC FEE

           First $200 million                    0.300%
           Next $300 million                     0.200
           Next $500 million                     0.150
           Assets over $1 billion                0.125



 BHM&S's advisory fee may be adjusted based on the total return performance of its portion of the Fund as compared to that of the Standard & Poor's/BARRA Value Index, a benchmark of stocks from the S&P 500 Index with lower than average price/book ratios. Under the fee schedule, BHM&S's basic fee may be increased or decreased by as much as 25%.


                                PLAIN TALK ABOUT

                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc., is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                                PLAIN TALK ABOUT

                               THE FUND'S ADVISERS

The manager responsible for BHM&S's portion of Vanguard/Windsor II since 1985 is JAMES P. BARROW, Partner and Vice President of BHM&S; has worked in investment management since 1965; with BHM&S since 1980; B.S., University of South Carolina.

 The manager responsible for Equinox's portion of the Fund since 1991 is RONALD J. ULRICH, President, Director, and founder of Equinox Capital Management; has worked in investment management since 1973; B.S., Lehigh University, M.B.A., New York University.

 The manager responsible for Tukman's portion of the Fund since 1991 is MELVIN
T. TUKMAN, President, Director, and founder of Tukman; has worked in investment management since 1971; A.B., Hunter College, M.B.A., Harvard Business School.

 The manager responsible for Vanguard Core Management Group's portion of the Fund since 1991 is GEORGE U. SAUTER, a Managing Director of Vanguard; has worked in investment management since 1985; A.B., Dartmouth College, M.B.A., University of Chicago.

 Equinox Capital Management, Inc., 590 Madison Avenue, 41st Floor, New York City, NY 10022, is a professional investment advisory firm founded in 1989. It currently manages approximately $9.3 billion in assets.


 Equinox is paid a quarterly advisory fee based on the average month-end assets of its portion of Windsor II:

           AVERAGE ASSETS MANAGED                BASIC FEE

           First $400 million                    0.200%
           Next $600 million                     0.150
           Next $1 billion                       0.125
           Assets over $2 billion                0.100


 Equinox's advisory fee may be adjusted based on the total return performance of its portion of Windsor II as compared to that of the Russell 1000 Value Index. Under the fee schedule, Equinox's basic fee may be increased or decreased by as much as 50%.


 Founded in 1980, Tukman Capital Management, Inc., 60 East Sir Francis Drake Boulevard, Larkspur, CA 94939, is an investment advisory firm that currently manages $5.2 billion in assets.


 Tukman is paid a quarterly advisory fee based on the average month-end assets of its portion of Windsor II:

           AVERAGE ASSETS MANAGED                BASIC FEE
           First $25 million                     0.40%
           Next $125 million                     0.35
           Next $350 million                     0.25
           Next $500 million                     0.20
           Assets over $1 billion                0.15


 Tukman's advisory fee may be adjusted based on the total return performance of its portion of Windsor II as compared to that of the S&P 500 Index. Under the fee schedule, Tukman's basic fee may be increased or decreased by as much as 50%.


 Vanguard Core Management Group, P.O. Box 2600, Valley Forge, PA 19482, provides investment advisory services to several Vanguard funds, managing more than $88 billion in total assets at the end of 1997. Vanguard Core Management Group provides advisory services to the Fund on an at-cost basis.

 For the fiscal year ended October 31, 1997, the net fee paid to BHM&S was $19,420,974 after an increase of $2,495,021 based on performance. For the fiscal year ended October 31, 1997, the net fee paid to Equinox was $3,199,637, after an increase of $408,295 based on performance. For the fiscal year ended October 31, 1997 the net fee paid to Tukman was $4,408,562 after an increase of $785,658 based on performance.


 The current fee agreements with the advisers authorize them to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and directs the advisers to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, the advisers may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then the advisers are authorized to choose a broker who, in addition to executing the transaction, will provide research services to the advisers or the Fund. However, the advisers will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct the advisers to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

 The Board of Directors may, without prior approval from shareholders, change the terms of the advisory agreements or hire a new investment adviser as either a replacement adviser or as an additional adviser. However, no such change would be made before giving shareholders 30 days' notice, in writing.


GENERAL INFORMATION

Vanguard/Windsor II is one of two Funds of Vanguard/Windsor Funds, Inc., which is organized under the laws of the state of Maryland. The other Fund is Vanguard/Windsor Fund (which is not open to new investors). The two Funds are combined under one corporation for administrative purposes, but for investment management purposes operate like separate companies.

 Shareholders of Vanguard/Windsor II have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Director if the holders of at least 10% of the Fund's shares request a meeting in writing.









"Standard & Poor's," "Standard & Poor's 500," "S&P," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS

Vanguard/Windsor II is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.



- If you have any questions about the Fund or Vanguard, including the Fund's investment objectives, strategy, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.


- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of a Fund and increase its transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from any Fund during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have a negative impact on the management of the Fund. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

         Before making an exchange, you should consider the following:

- Before you exchange to another Vanguard fund available in your plan, you should read that fund's prospectus. Contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.


FOR OTHER INSTITUTIONAL INVESTORS

If you have questions about Vanguard/Windsor II, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

 If you have questions about an existing account, contact your Vanguard account administrator.

TRANSACTIONS


Purchases, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold will be the Fund's next-determined net asset value after Vanguard has processed your request, provided your request has been received before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time).


         Vanguard must consider the interests of all Fund shareholders and so reserves the right to:

- Delay or reject any purchase or exchange request that may disrupt the Fund's operation or performance.

- Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

-        Take up to seven days to deliver your redemption proceeds.

- Pay redemption proceeds--in whole or in part--through a distribution in kind of readily marketable securities.



ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ONLINE(R)           Use your personal computer to learn more about
www.vanguard.com             Vanguard's funds and services; keep in touch
                             with your Vanguard accounts; map out a long-term investment strategy; initiate certain transactions;
                             and ask questions, make suggestions, and send messages to Vanguard.

                             Our education-oriented website provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

                                PLAIN TALK ABOUT

                             KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether Vanguard/Windsor II is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Vanguard/Windsor II, including its investment objectives, risks, strategy, and expenses, as well as services available to you as a shareholder.

 It is important that you understand these facts so that you can decide whether an investment in this Fund is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.


IN READING THE PROSPECTUS, DID YOU LEARN:

   / /  The Fund's objectives? (page 4)

   / /  The Fund's investment strategy? (page 5)

   / /  Who should invest in the Fund? (page 4)

   / /  The risks associated with the Fund? (pages 4-8)

   / /  Whether the Fund is federally insured?
        (inside front cover)

   / /  The Fund's expenses? (page 2)

   / /  The background of the Fund's investment managers?
        (page 12)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes account management fees, administrative fees, and any 12b-1 marketing fees.

GROWTH AND INCOME STOCK FUND

A mutual fund that seeks moderate capital appreciation and some dividend income by investing primarily in stocks.

GROWTH STOCK FUND

A mutual fund that emphasizes stocks of companies whose strong earnings and revenue potential indicate above-average prospects for capital growth, with less emphasis on dividend income.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an attempt to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money that you put into an investment.

SECURITIES

Stocks, bonds, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that focuses on stocks of companies that, considering their earnings and dividends, are attractively priced; these companies often pay regular dividend income to shareholders.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low share prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                  [THE VANGUARD GROUP SHIP LOGO]

                                                  THE VANGUARD GROUP(R)


                                                  Institutional Division
                                                  Post Office Box 2900
                                                  Valley Forge, PA 19482



FOR PARTICIPANTS IN              FOR OTHER INSTITUTIONAL        ELECTRONIC ACCESS TO THE
EMPLOYER-SPONSORED PLANS         INVESTORS                      VANGUARD MUTUAL FUND
                                 1-800-523-1036                 EDUCATION AND INFORMATION
PARTICIPANT SERVICES             For information on Vanguard    CENTER
CENTER                           funds and services             World Wide Web
1-800-523-1188                                                  www.vanguard.com
TEXT TELEPHONE:
1-800-523-8004                                                  E-mail
For information on the                                          online@vanguard.com
Vanguard funds in your plan,
Monday through Friday
8:30 a.m. to 9 p.m.,
Eastern time



                                                     (C) 1998 Vanguard Marketing
                                                     Corporation, Distributor

                                                      I073N

                                     PART B

                          VANGUARD/WINDSOR FUNDS, INC.


                      STATEMENT OF ADDITIONAL INFORMATION



                               FEBRUARY 20, 1998



     This Statement is not a prospectus, but should be read in conjunction with the current Prospectus (dated February 20, 1998) relating to the Windsor Fund series or the Windsor II series, as appropriate. To obtain either Prospectus please call the Investor Information Department:


                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                                                           PAGE
                                                                                          ------
The Company.............................................................................     B-1
Investment Objectives and Policies......................................................     B-1
Share Price.............................................................................     B-5
Purchase of Shares......................................................................     B-6
Redemption of Shares....................................................................     B-6
Yield and Total Return..................................................................     B-7
Investment Limitations..................................................................     B-7
Management of the Company...............................................................     B-9
Investment Advisory Services............................................................    B-12
Portfolio Transactions..................................................................    B-20
Performance Measures....................................................................    B-21
Description of Shares and Voting Rights.................................................    B-23
Financial Statements....................................................................    B-23


                                  THE COMPANY


     Vanguard/Windsor Funds, Inc. (the "Company") is an open-end, diversified, investment management company whose shares are currently offered in two separate series -- the Vanguard/Windsor Fund series and the Vanguard/Windsor II series. Each series in effect represents a separate mutual fund. Vanguard/Windsor Fund series has been offered under the name "Windsor Fund" since 1958. Shares of Vanguard/Windsor II were initially offered on June 24, 1985. Wellington Management Company, LLP ("WMC") has served as investment adviser to the Vanguard/Windsor Fund series since its inception. Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S"), Equinox Capital Management, Inc. ("Equinox") and Tukman Capital Management, Inc. ("Tukman"), three separate and distinct investment counseling firms that have no affiliation with WMC, nor with each other, serve as investment advisers to the Vanguard/Windsor II series. Additionally, Vanguard Core Management Group provides investment advisory services on an at-cost basis with respect to a portion of Vanguard/Windsor II's assets.


                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies set forth in each of the Company's Prospectuses.

     REPURCHASE AGREEMENTS. Each series may invest in repurchase agreements with domestic banks, or brokers or dealers, either for temporary defensive purposes due to market conditions, or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the series acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a domestic bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the series and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the series (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Board of Directors will monitor the repurchase agreement transactions for each series generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Company. No more than an aggregate of 15% of a series' assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and in securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations. See "Illiquid Securities" on page B-3.


     The use of repurchase agreements involves certain risks. For example, if the seller of the securities under an agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the series may incur a loss upon disposition of them. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying securities are collateral for a loan by the series not within the control of the series and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the series may not be able to substantiate its interest in the underlying securities. While the Company's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


     LENDING OF SECURITIES. Each series may lend its portfolio securities for either short or long-term periods to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, each series attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the series. Each series may lend its portfolio securities to qualified brokers, dealers, domestic banks or other domestic financial institutions, so long as the terms, and the structure of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the series collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by a domestic bank or the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the series at any time, and (d) the series receive reasonable interest on the loan (which may include the series investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. A series will not lend portfolio securities if, as a result, the aggregate of such loans exceeds
33 1/3% of the value of the series' net assets. Loan arrangements made will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors.


     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors (Trustees). In addition, voting rights pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

     FOREIGN INVESTMENTS. As indicated in the Prospectus, Vanguard/Windsor Fund may include foreign securities to a certain extent. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     Country Risk. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies.

Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in companies in those countries.


     Although Vanguard/Windsor Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Series foreign securities will be somewhat greater than the expenses for the custodial arrangement for handling U.S. securities of equal value.


     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income Vanguard/Windsor Fund receives from its foreign investments.

     Currency Risk. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since Vanguard/Windsor Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of Vanguard/Windsor Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.


     ILLIQUID SECURITIES. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. An illiquid security includes repurchase agreements which have a maturity of longer than seven days, securities which are illiquid by virtue of the absence of a readily available market, and demand instruments with a demand notice exceeding seven days. Illiquid securities may include securities that are not registered under the Securities Act of 1933 (the "1933 Act"); however, unregistered securities that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act will not be considered illiquid so long as it is determined by the fund's advisor that an adequate trading market exists for the security.



     FUTURES CONTRACTS. Each series may enter into stock futures contracts, options, and options on futures contracts only for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.


     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each series expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in interest rates. Each series intends to use futures contracts only for bona fide hedging purposes.


     Regulations of the CFTC applicable to the Company require that all of each of the series' futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. Each series will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each series expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the series upon sale of open futures contracts.


     Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of the series' income to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While each series will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of portfolio securities.


     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. A series will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the series' total assets. In addition, a series will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the series' total assets. Assets committed to futures contracts or options will be held in a segregated account at the Company's custodian bank.


     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a series would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a series has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a series may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge its portfolio. A series will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due to the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the series are engaged in only for hedging purposes, the advisers do not believe that the series are subject to the risks of loss frequently associated with futures transactions. Either series would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security and sold it after the decline.


     There is the risk of loss by a series of margin deposits in the event of bankruptcy of a broker with whom the series has an open position in a futures contract or related option. Additionally, investments in futures and options involve the risk that the investment adviser will incorrectly predict stock market and interest rate trends.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Each series is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a series may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The series may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the series.


     In order for a series to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived from the series' business of investing in securities or currencies. It is anticipated that any net gain realized from the closing of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.


     Each series will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes, including unrealized gains at the end of the series' fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the series' other investments and shareholders will be advised on the nature of the payments.


                                  SHARE PRICE



     Each Series' share price, or "net asset value" per share, is calculated by dividing the total assets of the series, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the exchange is open for trading.



     Series securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.



     Short-term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.



     Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.



     Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time the series is valued. If events which materially affect the value of a series' investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Directors deems in good faith to reflect fair value.



     In determining the series' net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in the calculating of their various benchmarking indices. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Directors.



     Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Directors deems in good faith to reflect fair value.



     The share price for the series can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.


                               PURCHASE OF SHARES

     The purchase price of shares of each series of the Company is the net asset value next determined after the order is received in Good Order, as defined in the Prospectus. The net asset value is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     Each series reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the series, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the series' shares. Vanguard/Windsor Fund is currently closed to new investors. Existing shareholders may purchase additional shares, but may not invest more than $25,000 each year.

                              REDEMPTION OF SHARES


     Each series may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission; (ii) during any period when an emergency exists, as defined by the rules of the Commission, as a result of which it is not reasonably practicable for the series to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the Commission may permit.

     The Company has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a series at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in readily marketable investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Company. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus for the appropriate series, and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by the Company for redemptions. Any redemption may be more or less than the shareholder's cost, depending on the market value of the series' portfolio securities.

     SIGNATURE GUARANTEES. To protect your account, the Company and Vanguard from fraud, signature guarantees are required for certain redemptions. A signature guarantee verifies the authenticity of your signature. Examples of situations in which signature guarantees are required are: (1) ALL REDEMPTIONS, REGARDLESS OF THE AMOUNT INVOLVED, WHEN THE PROCEEDS ARE TO BE PAID TO SOMEONE OTHER THAN THE REGISTERED ACCOUNT OWNER(S) AND/OR TO AN ADDRESS OTHER THAN THE ADDRESS OF RECORD; AND (2) SHARE TRANSFER REQUESTS. These requirements are not applicable to redemptions in Vanguard's prototype retirement plans, except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant; (2) certain authorizations to effect exchanges by telephone; and (3) when proceeds are to be wired. These requirements may be waived by the Company in certain instances.

     Signature guarantees can be obtained from a bank, broker or any other guarantor that Vanguard deems acceptable. NOTARIES PUBLIC ARE NOT ACCEPTABLE GUARANTORS.

                             YIELD AND TOTAL RETURN


     The yield of Vanguard/Windsor Fund for the thirty-day period ended October 31, 1997 was +1.59%, and the yield for Vanguard/Windsor II for the same period was +2.38%.



     The average annual total returns for Vanguard/Windsor Fund for the one-, five- and ten-year periods ending October 31, 1997 were +27.04%, +20.25% and +15.60%, respectively. The average annual total returns for the one-, five- and ten-year periods for Vanguard/Windsor II were +31.27%, +20.21% and +16.95%, respectively. Total return is computed by determining the average compounded rates of return over the one-, five- and ten-year periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.


                             INVESTMENT LIMITATIONS

     Each series of the Company is subject to the following restrictions which may not be changed without the approval of at least a majority of the outstanding voting securities of that series. A series will not:

     1) with respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the series would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the total assets of the series would be invested in the securities of such issuer;

     2) invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets approved by the shareholders of the series or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. A series will invest only in investment companies which have investment objectives and investment policies consistent with those of that series;

     3) borrow money, except that a series may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the net assets of the series (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the net assets of the series, the series will not make any additional investments;


     4) purchase securities on margin, or sell securities short, except that each series may invest in stock futures contracts, stock options and options on stock futures contracts to the extent that not more than 5% of a series' assets are required as deposit on a futures contract and not more than 20% of a series' assets are invested in futures contracts and options transactions at any time;


     5) purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including any investment in The Vanguard Group, Inc.);

     6) invest for the purpose of exercising control over management of any company;

     7) purchase or retain securities of any company in which those Officers and Directors of the Company and/or its investment advisers owning more than 1/2 of 1% of such securities, own in the aggregate more than 5% of such securities;

     8) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements) which are either publicly distributed or customarily purchased by institutional investors, and
        (ii) as provided under "Lending of Securities" (See page B-2);

     9) purchase assessable securities;

   10) engage in the business of underwriting securities issued by other persons, except to the extent that the series may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;

   11) purchase real estate, commodities or commodity contracts except as described above in "(4)"; or

   12) invest more than 25% of the value of its total assets in any one industry.

     Notwithstanding these limitations, each series of the Company may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Company and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative or related services to the Company and other investment companies. See "Management of the Company".

     These investment limitations are considered at the time investment securities are purchased.

                           MANAGEMENT OF THE COMPANY

OFFICERS AND DIRECTORS


     The Officers of the Company manage its day-to-day operations and are responsible to the Company's Board of Directors. The Directors set broad policies for each Series and choose its Officers. The following is a list of the Directors and Officers of the Series and a statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and Officers of the Series is Post Office Box 876, Valley Forge, PA 19482.



JOHN C. BOGLE, (DOB: 5/8/1929) Senior Chairman            ALFRED M. RANKIN, JR., (DOB: 10/3/1941) Director
and Director*                                             Chairman, President, Chief Executive Officer, and
    Senior Chairman and Director of The Vanguard              Director of NACCO Industries, Inc.; Director
    Group, Inc., and each of the investment                   of The BFGoodrich Company, and The Standard
    companies in The Vanguard Group; Director of              Products Company.
    The Mead Corporation, General Accident
    Insurance, and Chris-Craft Industries, Inc.           JOHN C. SAWHILL, (DOB: 6/12/1936) Director
                                                          President and Chief Executive Officer of The
JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman,                   Nature Conservancy; formerly, Director and
Chief Executive Officer & Director*                           Senior Partner of McKinsey & Co., and
    Chairman, Chief Executive Officer and Director            President of New York University; Director of
    of The Vanguard Group, Inc. and each of the               Pacific Gas and Electric Company, Proctor &
    investment companies in The Vanguard Group.               Gamble Company, and NACCO Industries.
BARBARA BARNES HAUPTFUHRER, (DOB: 10/11/1928)             JAMES O. WELCH, JR., (DOB: 5/13/1931) Director
Director                                                  Retired Chairman of Nabisco Brands, Inc.; retired
    Director of The Great Atlantic and Pacific Tea            Vice Chairman and Director of RJR Nabisco;
    Company, IKON Office Solutions, Inc., Raytheon            Director of TECO Energy, Inc., and Kmart
    Company, Knight-Ridder, Inc., Massachusetts               Corporation.
    Mutual Life Insurance Co., and Ladies
    Professional Golf Association; Trustee Emerita        J. LAWRENCE WILSON, (DOB: 3/2/1936) Director
    of Wellesley College.                                 Chairman and Chief Executive Officer of Rohm &
                                                              Haas Company; Director of Cummins Engine
ROBERT E. CAWTHORN, (DOB: 9/28/1935) Director                 Company, and The Mead Corporation; and Trustee
    Chairman Emeritus and Director of                         of Vanderbilt University.
    Rhone-Poulenc Rorer, Inc; Managing Director of
    Global Health Care Partners/DLJ Merchant              RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
    Banking Partners; Director of Sun Company,            Managing Director and Secretary of The Vanguard
    Inc., and Westinghouse Electric Corporation.              Group, Inc.; Secretary of each of the
BRUCE K. MACLAURY, (DOB: 5/7/1931) Director                   investment companies in The Vanguard Group.
    President Emeritus of The Brookings                   RICHARD F. HYLAND, (DOB: 3/22/1937) Treasurer*
    Institution; Director of American Express             Treasurer of The Vanguard Group, Inc. and of each
    Bank, Ltd., The St. Paul Companies, Inc. and              of the investment companies in The Vanguard
    National Steel Corporation.                               Group.
BURTON G. MALKIEL, (DOB: 8/28/1932) Director              KAREN E. WEST, (DOB: 9/13/1946) Controller*
    Chemical Bank Chairman's Professor of                 Principal of The Vanguard Group, Inc.; Controller
    Economics, Princeton University; Director of              of each of the investment companies in The
    Prudential Insurance Co. of America, Amdahl               Vanguard Group.
    Corporation, Baker Fentress & Co., The Jeffrey        --------------------------------------------------
    Co., and Southern New England
    Telecommunications Company.                           *Officers of the Funds are "interested persons" as
                                                          defined in the Investment Company Act of 1940.

THE VANGUARD GROUP

     The Company is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Company and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing and custodian fees.

     The Funds' Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17 j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested in Vanguard are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At October 31, 1997, Vanguard/Windsor Fund had contributed capital of $1,480,000 to Vanguard, representing 7.4% of Vanguard's capitalization and, at that time, Vanguard/Windsor II had contributed capital of $1,534,000 to Vanguard, representing 7.7% of Vanguard's capitalization. The Funds' Service Agreement provides for the following arrangement: (a) each Vanguard Fund may invest up to 0.40% of its current net assets in Vanguard and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitalization.



     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended October 31, 1997, Vanguard/Windsor Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $34,169,000 and Vanguard/ Windsor II's share of such costs of operation totaled approximately $36,562,000.



     DISTRIBUTION. Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, acts as Sales Agent for shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as may be required.


     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and no Fund shall incur annual distribution expenses in excess of .02 of 1% of its average month-end net assets. During the fiscal year ended October 31, 1997, Vanguard/Windsor Fund paid approximately $3,358,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of .02 of 1% of Vanguard/Windsor Fund's average net assets and Vanguard/Windsor II paid approximately $3,669,000 of such expenses which represented an effective annual rate of .02 of 1% of Vanguard/Windsor II's net assets.



     INVESTMENT ADVISORY SERVICES. Vanguard also provides investment advisory services to Vanguard Windsor II, Vanguard Money Market Reserves, Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard California Tax-Free Fund, Vanguard New York Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard Index Trust, Vanguard Bond Index Fund, Vanguard International Equity Index Fund, Vanguard Balanced Index Fund, Vanguard Admiral Funds, the Total International Portfolio of Vanguard STAR Fund, Vanguard Tax-Managed Fund, Aggressive Growth Portfolio of Vanguard Horizon Fund, Vanguard Institutional Index Fund, several Portfolios of Vanguard Variable Insurance Fund, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis by an investment management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.


REMUNERATION OF DIRECTORS AND OFFICERS


     The Company pays each Director who is not also an Officer an annual fee plus travel and other expenses incurred in attending Board meetings. The Company's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Company, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. For the fiscal year ended October 31, 1997, the Company's proportionate share of remuneration for all Officers as a group was approximately $884,756 and its proportionate share of the amounts contributed to the retirement plans of all Officers as a group was approximately $22,650.


     Under its Retirement Plan, Vanguard contributes annually an amount equal to 10% of each Officer's annual compensation plus 5.7% of that part of the Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under the Thrift Plan, all Officers are permitted to make pre-tax basic contributions in a maximum amount equal to 4% of total compensation. Vanguard matches the basic contributions on a 100% basis. Upon retirement, Directors who are not Officers are paid an annual fee based on the number of years of service on the Board, up to fifteen years of service. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount of this fee based on its relative net assets. This fee is paid, subsequent to a Director's retirement, for a period of ten years or until the death of a retired Director.

     The following table provides detailed information with respect to the amounts paid or accrued for the Directors and the Officers of the Company for whom the Company's proportionate share of remuneration exceeded $60,000, for the fiscal year ended October 31, 1997 and for all Directors and Officers as a group:


                             VANGUARD/WINDSOR FUNDS
                               COMPENSATION TABLE


                                                    PENSION OR RETIREMENT
                                  AGGREGATE           BENEFITS ACCRUED           ESTIMATED           TOTAL COMPENSATION
                                 COMPENSATION            AS PART OF           ANNUAL BENEFITS      FROM ALL VANGUARD FUNDS
    NAMES OF DIRECTORS         FROM THE COMPANY       COMPANY EXPENSES        UPON RETIREMENT       PAID TO DIRECTORS(2)
---------------------------    ----------------     ---------------------     ----------------     -----------------------
John C. Bogle(1)                   $451,030                $ 4,530                      --                      --
John J. Brennan(1)                 $282,064                $ 4,530                      --                      --
Barbara Barnes Hauptfuhrer         $  9,790                $ 1,412                $ 15,000                 $70,000
Robert E. Cawthorn                 $  9,790                $ 1,177                $ 13,000                 $70,000
Bruce K. MacClaury                 $ 10,420                $ 1,348                $ 12,000                 $65,000
Burton G. Malkiel                  $  9,852                $   947                $ 15,000                 $70,000
Alfred M. Rankin, Jr.              $  9,790                $   743                $ 15,000                 $70,000
John C. Sawhill                    $  9,790                $   883                $ 15,000                 $70,000
James O. Welch, Jr                 $  9,790                $ 1,086                $ 15,000                 $70,000
J. Lawrence Wilson                 $  9,790                $   785                $ 15,000                 $70,000



  NAMES OF OTHER OFFICERS
---------------------------
Raymond J. Klapinsky,
  Secretary                        $ 75,874                $ 4,530                      --                      --


(1) As "Interested Directors", Messrs. Bogle and Brennan receive no compensation for their service as Directors.

(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 35 Vanguard funds (34 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).


                          INVESTMENT ADVISORY SERVICES

VANGUARD/WINDSOR FUND


     The Company employs Wellington Management Company, LLP ("WMC") under an investment advisory agreement dated August 1, 1996 to manage the investment and reinvestment of the assets of Vanguard/Windsor Fund and to continuously review, supervise and administer Vanguard/Windsor Fund's investment program. WMC discharges its responsibilities subject to the control of the Officers and Directors of the Company. WMC is a Massachusetts limited liability partnership controlled by the following general partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. Charles T. Freeman, Senior Vice President of WMC, has served as portfolio manager of the series since January, 1996.


     Vanguard/Windsor Fund pays WMC a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to Vanguard/Windsor Fund's average month-end net assets for the quarter.

                                      NET ASSETS                       ANNUAL RATE
                 ----------------------------------------------------  -----------
                 First $17.5 billion.................................     0.125%
                 Assets in excess of $17.5 billion...................     0.100%

     The basic fee paid to WMC may be increased or decreased by applying an adjustment formula based on Vanguard/Windsor Fund's investment performance. Such formula provides for an increase or decrease in the basic fee paid to WMC each quarter, depending upon Vanguard/Windsor Fund's investment performance for the thirty-six months preceding the end of the quarter relative to the investment record of the Standard and Poor's 500 Composite Stock Price Index (the "Index") for the same period.

     The Basic Fee, as provided above, shall be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of Vanguard/Windsor Fund relative to the investment performance of the Index.

     The following table sets forth the adjustment factors to the base advisory fee payable by the Company to WMC under this investment advisory agreement:

     For the first $17.5 billion of assets;

                              CUMULATIVE 36-MONTH                  PERFORMANCE FEE
                         PERFORMANCE VERSUS THE INDEX                ADJUSTMENT*
               -------------------------------------------------  ------------------
               Less than -12%...................................   -0.67 X Basic Fee
               Between -12% and -6%.............................   -0.33 X Basic Fee
               Between -6% and 6%...............................    0.00 X Basic Fee
               Between 6% and 12%...............................   +0.33 X Basic Fee
               More than 12%....................................   +0.67 X Basic Fee

     For assets over $17.5 billion;

               Less than -12%...................................   -0.90 X Basic Fee
               Between -12% and -6%.............................   -0.45 X Basic Fee
               Between -6% and 6%...............................    0.00 X Basic Fee
               Between 6% and 12%...............................   +0.45 X Basic Fee
               More than 12%....................................   +0.90 X Basic Fee

---------------

*For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period.

     The above incentive/penalty fee will not be fully operable until the quarter ending July 31, 1999. Until that date, a "blended" fee rate consisting of varying percentages of (i) the performance adjustment based on the schedule set forth above (the "new rate"), and (ii) the performance adjustment based on the schedule set forth in Vanguard/Windsor Fund's previous investment advisory agreement with WMC((1)) (the "previous rate") shall be used as follows:

      1) QUARTER ENDING JANUARY 31, 1997. The incentive/penalty fee was calculated as the sum of 16.7% of the fee payable under the new rate plus 83.3% of the fee payable under the previous rate.


      2) QUARTER ENDING APRIL 30, 1997. The incentive/penalty fee was calculated as the sum of 25% of the fee payable under the new rate plus 75% of the fee payable under the previous rate.



      3) QUARTER ENDING JULY 31, 1997. The incentive/penalty fee was calculated as the sum of 33% of the fee payable under the new rate plus 67% of the fee payable under the previous rate.



      4) QUARTER ENDING OCTOBER 31, 1997. The incentive/penalty fee was calculated as the sum of 41.6% of the fee payable under the new rate plus 58.4% of the fee payable under the previous rate.



      5) QUARTER ENDING JANUARY 31, 1998. The incentive/penalty fee was calculated as the sum of 50% of the fee payable under the new rate plus 50% of the fee payable under the previous rate.


      6) QUARTER ENDING APRIL 30, 1998. The incentive/penalty fee shall be calculated as the sum of 58.4% of the fee payable under the new rate plus 41.6% of the fee payable under the previous rate.

      7) QUARTER ENDING JULY 31, 1998. The incentive/penalty fee shall be calculated as the sum of 67% of the fee payable under the new rate plus 33% of the fee payable under the previous rate.

---------------


(1) The previous incentive/penalty fee structure provided that the Basic Fee be increased or decreased by an amount equal to .05% per annum (.0125 per quarter) of the average month-end assets if the Fund's investment performance for the 36 months preceding the end of the quarter was between 6 and 12 percentage points above or below, respectively, the investment record of the Standard & Poor's 500 Composite Stock Index (the "Index") and .10% per annum (.025 per quarter) of the average month-end assets of the Fund if the Fund's investment performance for the 36 months preceding the end of the quarter was twelve percentage points or more above or below, respectively, the investment record of the Index.

      8) QUARTER ENDING OCTOBER 31, 1998. The incentive/penalty fee shall be calculated as the sum of 75% of the fee payable under the new rate and 25% of the fee payable under the previous rate.


      9) QUARTER ENDING JANUARY 31, 1999. The incentive/penalty fee shall be calculated as the sum of 83.3% of the fee payable under the new rate plus 16.7% of the fee payable under the previous rate.

     10) QUARTER ENDING APRIL 30, 1999. The incentive/penalty fee shall be calculated as the sum of 91.7% of the fee payable under the new rate plus 8.3% of the fee payable under the previous rate.

     11) QUARTER ENDING JULY 31, 1999. New rate fully operable.

     For purposes of incentive/penalty adjustments, the investment performance of Vanguard/Windsor Fund for any period is expressed as a percentage of Vanguard/Windsor Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in Vanguard/Windsor Fund's net asset value per share during the period; (ii) the value of Vanguard/Windsor Fund's cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during the period by Vanguard/Windsor Fund for undistributed realized long-term capital gains. The investment record of the S&P Index for any period is expressed as a percentage of the S&P Index level at the beginning of the period. This percentage is equal to the sum of (i) the change in the level of the S&P Index, during the period and (ii) the value, computed consistently with the S&P Index, of cash distributions having an ex-dividend date occurring within the period made by companies whose securities comprise the S&P Index.


     During the fiscal years ended October 31, 1995, 1996 and 1997 Vanguard/Windsor Fund paid the following advisory fees:



                                                          1995          1996           1997
                                                       -----------   -----------   ------------
    Basic Fee........................................  $19,022,000   $18,816,000   $ 23,502,000
    Increase or Decrease for Performance
      Adjustment.....................................    7,752,000    (4,417,000)   (11,821,000)
                                                       -----------   -----------   ------------
         Total.......................................  $26,774,000   $14,399,000   $ 11,681,000
                                                       ===========   ===========   ============


     These fees were paid under a previous fee schedule that provides for a higher rate of fees.

VANGUARD/WINDSOR II

     Vanguard/Windsor II employs a "multi-manager" approach utilizing four investment advisors.

BARROW, HANLEY, MEWHINNEY & STRAUSS


     Vanguard/Windsor II has entered into an investment advisory agreement dated May 1, 1993 with Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S") to manage a portion of the equity allocation of Vanguard/Windsor II (currently approximately 73%). Under this agreement, BHM&S manages the investment and reinvestment of the designated assets and continuously reviews, supervises and administers the investment program of Vanguard/Windsor II with respect to those assets. BHM&S discharges its responsibilities subject to the control of the Officers and Directors of the Company.


     BHM&S is a Texas corporation controlled by the following officers of BHM&S:
James Purdy Barrow, Principal; Bryant Miller Hanley, Jr., President, Secretary and Treasurer; Michael Christopher Mewhinney, Principal; and John Luke Strauss, Principal.

     Vanguard/Windsor II pays BHM&S a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of Vanguard/Windsor II managed by BHM&S for the quarter:

                                      NET ASSETS                       ANNUAL RATE
                 ----------------------------------------------------  -----------
                 First $200 million..................................     0.300%
                 Next $300 million...................................     0.200%
                 Next $500 million...................................     0.150%
                 Over $1 billion.....................................     0.125%

     The Fund's payments to BHM&S under the above schedule are subject to an incentive/penalty fee arrangement which compares the performance of the Fund's assets managed by BHM&S with the performance of the Standard & Poor's/BARRA Value Index. This arrangement provides for the following adjustments to BHM&S's basic fee:

                              CUMULATIVE 36-MONTH                PERFORMANCE FEE
                         PERFORMANCE VERSUS THE INDEX              ADJUSTMENT
                 ---------------------------------------------  -----------------
                 Less than or equal to -9%....................  -0.25 X Basic Fee
                 Between -9% and -6%..........................  -0.15 X Basic Fee
                 Between -6% and 6%...........................      0 X Basic Fee
                 Between 6% and 9%............................  +0.15 X Basic Fee
                 More than 9%.................................  +0.25 X Basic Fee

---------------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period.

     The BARRA Value Index includes stocks in the Standard and Poor's 500 Composite Stock Price Index with lower than average ratios of market price to book value. These types of stocks are often referred to as "value" stocks.


     The investment performance of the portion of Vanguard/Windsor II's assets managed by BHM&S (the "BHM&S Portfolio") for any period is expressed as a percentage of the "BHM&S Portfolio Unit Value" at the beginning of such period. This percentage is equal to the sum of: (i) the change in the BHM&S Portfolio Unit Value during such period; (ii) the unit value of the Series' cash distributions from the BHM&S Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard/Windsor II for undistributed realized long-term capital gains realized from the BHM&S Portfolio.


     The "BHM&S Portfolio Unit Value" will be determined by dividing the total net assets of the BHM&S Portfolio by a given number of units. On the initial date of the agreement, the number of units in the BHM&S Portfolio was equal to the total shares outstanding of Vanguard/Windsor II. After such initial date, as assets are added to or withdrawn from the BHM&S Portfolio, the number of units of the BHM&S Portfolio will be adjusted based on the unit value of the BHM&S Portfolio on the day such changes are executed.

     The investment record of the BARRA Value Index is calculated quarterly by
(i) multiplying the total return for the quarter (change in market price plus dividends) of each stock included in the BARRA Value Index by its weighting in the BARRA Value Index at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the BARRA Value Index will be the compounded quarterly returns of the BARRA Value Index.


     During the fiscal years ended October 31, 1995, 1996 and 1997, Vanguard/Windsor II paid advisory fees to BHM&S of approximately $8,514,842, $11,475,528, and $16,925,953 before a performance adjustment of $2,495,021, respectively.

OTHER ADVISERS


     On November 1, 1991, Vanguard/Windsor II added Equinox Capital Management ("Equinox") and Tukman Capital Management ("Tukman") to manage the investment and reinvestment of a portion of its equity allocation (approximately 10% each). Additionally, Vanguard's Core Management Group was added to manage approximately 7% of the Vanguard/Windsor II's equity allocation. Equinox, Tukman and Vanguard's Core Management Group discharge their respective responsibilities subject to the control of the Directors and Officers of the Company.


EQUINOX

     Equinox is a Delaware corporation controlled by the following officers of
Equinox: Ronald J. Ulrich, President and Director; Wendy D. Lee, Managing Director; David E. Walker, Principal; Laura Starr, Vice President; Jacqueline A. Williams, Vice President; Mark W. Watson, Vice President; and Kenneth J. Doerr, Vice President.

     Under the terms of an investment advisory agreement dated August 1, 1996, Vanguard/Windsor II pays Equinox a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the portion of Vanguard/Windsor II's average month-end net assets managed by Equinox for the quarter.

                                      NET ASSETS                       ANNUAL RATE
                 ----------------------------------------------------  -----------
                 First $400 million..................................      .200%
                 Next $600 million...................................      .150%
                 Next $1 billion.....................................      .125%
                 Assets in excess of $2 billion......................      .100%

     The basic fee paid to Equinox may be increased or decreased by applying an adjustment formula based on the investment performance of the portion of Vanguard/Windsor II's assets managed by Equinox (the "Equinox Portfolio") relative to the investment of the Russell 1000 Value Index. Such formula provides for an increase or decrease in the basic fee paid to Equinox each quarter, depending upon the Equinox Portfolio's investment performance for the thirty-six months preceding the end of the quarter.

     The following table sets forth the adjustment factors to the base advisory fee payable by the Equinox Portfolio to Equinox under this investment advisory agreement:

                              CUMULATIVE 36-MONTH                  PERFORMANCE FEE
                               VERSUS THE INDEX                      ADJUSTMENT*
               -------------------------------------------------  ------------------
               Less than -9%....................................   -0.50 X Basic Fee
               Between -9% and -4.5%............................   -0.25 X Basic Fee
               Between -4.5% and 4.5%...........................       0 X Basic Fee
               Between 4.5% and 9%..............................   +0.25 X Basic Fee
               More than 9%.....................................   +0.50 X Basic Fee

---------------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period.


     The above incentive/penalty fee will not be fully operable until the quarter ending July 31, 1999. Until that date, a "blended fee rate" consisting of varying percentages of (i) the performance adjustment based on the schedule set forth above (the "new rate"), and (ii) the performance adjustment based on the schedule set forth in Vanguard/Windsor II's previous investment advisory agreement with Equinox (the "previous rate") shall be used as follows:


      1) QUARTER ENDING OCTOBER 31, 1996. The incentive/penalty fee was calculated as the sum of 8.3% of the fee payable under the new rate plus 91.7% of the fee payable under the previous rate.

      2) QUARTER ENDING JANUARY 31, 1997. The incentive/penalty fee was calculated as the sum of 16.7% of the fee payable under the new rate plus 83.3% of the fee payable under the previous rate.

      3) QUARTER ENDING APRIL 30, 1997. The incentive/penalty fee was calculated as the sum of 25% of the fee payable under the new rate plus 75% of the fee payable under the previous rate.



      4) QUARTER ENDING JULY 31, 1997. The incentive/penalty fee was calculated as the sum of 33% of the fee payable under the new rate plus 67% of the fee payable under the previous rate.



      5) QUARTER ENDING OCTOBER 31, 1997. The incentive/penalty fee was calculated as the sum of 41.6% of the fee payable under the new rate plus 58.4% of the fee payable under the previous rate.



      6) QUARTER ENDING JANUARY 31, 1998. The incentive/penalty fee was calculated as the sum of 50% of the fee payable under the new rate plus 50% of the fee payable under the previous rate.


      7) QUARTER ENDING APRIL 30, 1998. The incentive/penalty fee shall be calculated as the sum of 58.4% of the fee payable under the new rate plus 41.6% of the fee payable under the previous rate.

      8) QUARTER ENDING JULY 31, 1998. The incentive/penalty fee shall be calculated as the sum of 67% of the fee payable under the new rate plus 33% of the fee payable under the previous rate.

      9) QUARTER ENDING OCTOBER 31, 1998. The incentive/penalty fee shall be calculated as the sum of 75% of the fee payable under the new rate plus 25% of the fee payable under the previous rate.

     10) QUARTER ENDING JANUARY 31, 1999. The incentive/penalty fee shall be calculated as the sum of 83.3% of the fee payable under the new rate plus 16.7% of the fee payable under the previous rate.

     11) QUARTER ENDING APRIL 30, 1999. The incentive/penalty fee shall be calculated as the sum of 91.7% of the fee payable under the new rate plus 8.3% of the fee payable under the previous rate.

     12) QUARTER ENDING JULY 31, 1999.  New rate fully operable.
---------------
The previous incentive/penalty fee structure provided that the Basic Fee be increased or decreased by an amount equal to .05% per annum (.0125 per quarter) of the average month-end assets if the Fund's investment performance for the 36 months preceding the end of the quarter was between 6 and 12 percentage points above or below, respectively, the investment record of the Standard & Poor's 500 Composite Stock Index (the "Index") and .10% per annum (.025 per quarter) of the average month-end assets of the Fund if the Fund's investment performance for the 36 months preceding the end of the quarter was twelve percentage points or more above or below, respectively, the investment record of the Index.

     The investment performance of the Equinox Portfolio for any period is expressed as a percentage of the "Equinox Portfolio Unit Value" at the beginning of such period. This percentage is equal to the sum of: (i) the change in the Equinox Portfolio Unit Value during such period; (ii) the unit value of Vanguard/Windsor II's cash distributions from the Equinox Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard/Windsor II for undistributed realized long-term capital gains realized from the Equinox Portfolio.

     The "Equinox Portfolio Unit Value" will be determined by dividing the total net assets of the Equinox Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Equinox Portfolio was equal to the total shares outstanding of Vanguard/Windsor II. After such initial date, as assets are added to or withdrawn from the Equinox Portfolio, the number of units of the Equinox Portfolio will be adjusted based on the unit value of the Equinox Portfolio on the day such changes are executed.

     The investment record of the Russell 1000 Value Index will be calculated quarterly by (i) multiplying the total return for the quarter (change in the market price plus dividends) of each stock included in the Russell 1000 Value Index by its weighting in the Russell 1000 Value Index at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the Russell 1000 Value Index will be the compounded quarterly returns of the Russell 1000 Value Index.


     During the fiscal years ended October 31, 1995, 1996 and 1997, Vanguard/Windsor II paid advisory fees to Equinox of approximately $1,681,435, $1,980,458 before a performance adjustment of $4,747, and $2,791,342 before a performance adjustment of $408,295, respectively. These fees were paid under a previous fee schedule that provided for a higher rate of fees.

TUKMAN

     Tukman is a Delaware corporation controlled by the following officers of
Tukman: Melvin T. Tukman, President and Director, and Daniel L. Grossman, Vice President.

     Under the terms of an investment advisory agreement dated November 1, 1991, the Fund pays Tukman a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the portion of Vanguard/Windsor II's assets managed by Tukman:

                                      NET ASSETS                       ANNUAL RATE
                 ----------------------------------------------------  -----------
                 First $25 million...................................     0.400%
                 Next $125 million...................................     0.350%
                 Next $350 million...................................     0.250%
                 Next $500 million...................................     0.200%
                 Over $1 billion.....................................     0.150%

     The Fund's payments to Tukman under the above schedule are subject to an incentive/penalty fee arrangement which compares the performance of the Fund's assets managed by Tukman with the performance of the Standard & Poor's 500 Composite Stock Price Index. This arrangement provides for the following adjustments to Tukman's basic fee:

                              CUMULATIVE 36-MONTH                PERFORMANCE FEE
                         PERFORMANCE VERSUS THE INDEX              ADJUSTMENT
                 ---------------------------------------------  -----------------
                 Less than or equal to -12%...................  -0.50 x Basic Fee
                 Between -12% and -6%.........................  -0.25 x Basic Fee
                 Between -6% and 6%...........................      0 x Basic Fee
                 Between 6% and 12%...........................  +0.25 x Basic Fee
                 More than 12%................................  +0.50 x Basic Fee

---------------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period.


     The investment performance of the portion of Vanguard/Windsor II's assets managed by Tukman (the "Tukman Portfolio") for any period is expressed as a percentage of the "Tukman Portfolio Unit Value" at the beginning of such period. The percentage is equal to the sum of: (i) the change in the Tukman Portfolio Unit Value during such period; (ii) the unit value of Vanguard/Windsor II's cash distributions from the Tukman Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard/Windsor II for undistributed realized long-term capital gains realized from the Tukman Portfolio.


     The "Tukman Portfolio Unit Value" will be determined by dividing the total net assets of the Tukman Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Tukman Portfolio was equal to the total shares outstanding of Vanguard/Windsor II. After such initial date, as assets are added to or withdrawn from the Tukman Portfolio, the number of units of the Tukman Portfolio will be adjusted based on the unit value of the Tukman Portfolio on the day such changes are executed.

     The investment record of the S&P 500 will be calculated quarterly by (i) multiplying the total return for the quarter (change in market price plus dividends) of each stock included in the S&P 500 by its weighting in the S&P 500 at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the S&P 500 will be the compounded quarterly returns of the S&P 500.


     During the fiscal years ended October 31, 1995, 1996 and 1997, Vanguard/Windsor II paid advisory fees to Tukman of approximately $2,184,838, $2,699,458, before a performance adjustment of $930,724, and $3,622,904 before a performance adjustment of $785,658, respectively.

VANGUARD'S CORE MANAGEMENT GROUP


     Since November 1, 1991, Vanguard's Core Management Group has provided investment advisory services on an at-cost basis with respect to a portion of Vanguard/Windsor II's equity allocation (currently approximately 7%). The Core Management Group also provides investment advisory services to several Vanguard Funds, including Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard Horizon Fund, Vanguard International Equity Index Fund, Vanguard REIT Index Portfolio, Vanguard Institutional Index Fund, Total International Portfolio of Vanguard STAR Fund, several indexed separate accounts as well as a portion of Vanguard/Morgan Growth Fund, and Vanguard Explorer Fund's assets. The quantitative approach used by Vanguard's Core Management Department is designed to generate highly predictable results relative to a benchmark of large and medium capitalization "value" stocks. A portfolio is constructed from attractively priced "value" stocks using an optimizer to assure that the characteristics of the portfolio are similar to that of the benchmark. The Core Management Group is supervised by the Officers of the Company.


DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS


     Vanguard/Windsor Fund's present agreement with WMC continues in effect until July 31, 1998. Vanguard/ Windsor II's present agreements with BHM&S, Equinox and Tukman continue in effect until April 30, 1998, July 31, 1998 and October 31, 1998, respectively. Each agreement is renewable for successive one-year periods if specifically approved by a vote of the Company's Board of Directors at a meeting called for the purpose of considering such approval. The Board's approval must include the affirmative votes of a majority of the Directors who are neither parties to the contract or "interested persons" of such parties (as defined in the Investment Company Act of 1940). In addition, the question of continuing an investment advisory agreement may be presented to shareholders. In such an event, the agreement would be continued only if approved by the affirmative vote of a majority of the outstanding shares of the Series to which the agreement related.



     Each investment advisory agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by majority vote of either the Board of Directors or the Company's outstanding shares upon 60 days' written notice to the adviser, or (2) by the adviser upon 90 days' written notice to the Company.


     The Company's Board of Directors may, without the approval of shareholders, provide for:

     (A) The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser;

     (B) A change in the terms of an advisory agreement; or

     (C) The continued employment of an existing adviser, on the same advisory contract terms, where a contract has been assigned because of a change in control of the adviser.

     Any such change will be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.

MORE INFORMATION ON ADVISERS' INCENTIVE/PENALTY FEES


     In April 1972, the Commission issued Release No. 7113 (the "Release") under the Investment Company Act of 1940 to call the attention of directors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a 'rule of thumb' the performance difference should be at least P10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made." The Release concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered significant." The Board of Directors has fully considered the Release and believes that the performance adjustments as included in the agreements with WMC, BHM&S, Equinox and Tukman are entirely appropriate, although not within the P10 percentage points per year range suggested in the Release. Under the Company's investment advisory agreements, the maximum performance adjustments are made at a difference of P12 and P9 percentage points from the performance of the respective index over a thirty-six month period, which would effectively be the equivalent of approximately P4 and P3 percentage points difference per year.


                             PORTFOLIO TRANSACTIONS

     WMC, BHM&S, Equinox, Tukman and Vanguard are authorized to (with the approval of the Board of Directors) select the brokers or dealers that will execute the purchases and sales of portfolio securities for the respective series of the Company. The investment advisory agreements direct the advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions. Each investment adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, each investment adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the series and/or the investment adviser. Each investment adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Board of Directors, each investment adviser may cause the series to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the adviser to the Company and the other Funds in the Group.

     Currently, it is the Company's policy that each investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of the series. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to an investment adviser and/or the Company. However, the investment advisers have informed the Company that they will not pay higher commission rates specifically for the purpose of obtaining research services.

     Since the Company does not market its shares through intermediary brokers or dealers, it is not the Company's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Company may place portfolio orders with qualified broker-dealers who recommend shares of the Company to other clients, or who act as agent in the purchase of the Company's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of the Company's shares by a broker or dealer in selecting among qualified broker-dealers.


     During the fiscal years ended October 31, 1995, 1996 and 1997 the Company paid $17,775,409, $25,321,530, and $45,284,493 in brokerage commissions, respectively.

     Some securities considered for investment by a series of the Company may also be appropriate for the other series and for other Funds and/or clients served by the investment adviser. If purchase or sale of securities consistent with the investment policies of the series and one or more of these other Funds or clients served by the investment adviser are considered at or about the same time, transactions in such securities will be allocated among the several Funds and clients in a manner deemed equitable by the investment adviser.

                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of the Vanguard Group, including Vanguard/Windsor Fund and Vanguard/Windsor II, may from time to time use one or more of the following unmanaged indices for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

STANDARD AND POOR'S/BARRA VALUE INDEX -- consists of the stocks in the Standard and Poor's 500 Composite Stock Price Index ("S&P 500") with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.


STANDARD & POOR'S MIDCAP 400 INDEX -- is composed of 400 medium sized domestic stocks.



STANDARD & POOR'S/BARRA 600 VALUE INDEX -- contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.



STANDARD & POOR'S/BARRA 600 GROWTH INDEX -- contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.


RUSSELL 1000 VALUE INDEX -- consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.


MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.


GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND INDEX -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX -- consists of over 4,500 U.S. Treasury Agency and investment grade corporate bonds.

LEHMAN CORPORATE (Baa) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield for four high-grade, noncallable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.


COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).


LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.


LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.



LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.



LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.


LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                    DESCRIPTION OF SHARES AND VOTING RIGHTS


     The Company was originally organized as a corporation in 1959. On January 2, 1985, the Company was reorganized into a Pennsylvania business trust. The Company was reorganized as a Maryland corporation on December 30, 1985. The Amended and Restated Articles of Incorporation permit the Directors to issue 2,700,000,000 shares of common stock, with one cent par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Company is offering shares of two series.


     The shares of each series are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each series have no pre-emptive rights. Such shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. On any matter submitted to a vote of shareholders, all shares of the Company then issued and outstanding and entitled to vote, irrespective of the series, shall be voted in the aggregate and not by series except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual series; and (ii) when the matter does not affect any interest of a particular series, then only shareholders of the affected series shall be entitled to vote thereon.

                              FINANCIAL STATEMENTS


     The Series' Financial Statements for the year ended October 31, 1997, including the financial highlights for each of the five fiscal years in the period ended October 31, 1997, appearing in the Vanguard/Windsor Fund and Vanguard/Windsor II 1997 Annual Reports to Shareholders, and the reports thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Series' 1997 Annual Reports to Shareholders are enclosed with this Statement of Additional Information. For a more complete discussion of a Series' performance, please see the Series' 1997 Annual Report to Shareholders, which may be obtained without charge.

                                     PART C

                          VANGUARD/WINDSOR FUNDS, INC.
                       (FORMERLY THE WINDSOR FUNDS, INC.)

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (A) FINANCIAL STATEMENTS


     The Registrant's audited financial statements for the year ended October 31, 1997, including Price Waterhouse LLP's reports thereon, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1997 Annual Reports which have been filed with the Commission as Exhibits to this Registration Statement. The financial statements included in each of the Annual Reports are:



     1. Statement of Net Assets as of October 31, 1997.


     2. Statement of Operations for the year ended October 31, 1997.


     3. Statement of Changes in Net Assets for the years ended October 31, 1996 and October 31, 1997.


     4. Financial Highlights for each of the five years in the period ended October 31, 1997.

     5. Notes to Financial Statements.
     6. Report of Independent Accountants.

     (B) EXHIBITS

     1. Articles of Incorporation
     2. By-Laws of Registrant
     3. Not Applicable
     4. Not Applicable
     5. Not Applicable
     6. Not Applicable
     7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
     8. Form of Custody Agreement
     9. Form of Vanguard Service Agreement
   10. Opinion of Counsel
   11. Consent of Independent Accountants*
   12. Financial Statements -- reference is made to (a) above
   13. Not Applicable
   14. Not Applicable
   15. Not Applicable
   16. Schedule for Computation of Performance Quotations*
   27. Financial Data Schedule*
---------------
* Filed herewith

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     Registrant is not controlled by or under common control with any person. The officers of the Registrant and the other investment companies in The Vanguard Group of Investment Companies are identical. In addition, the officers of the Registrant are also officers of The Vanguard Group, Inc. Reference is made to the captions "The Fund and Vanguard" and "Investment Adviser" in the Prospectus constituting Part A and "Management of the Company" in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     As of October 31, 1997 the number of shareholders of each Series of Common Stock ($.01 par value) was as follows:



Vanguard/Windsor Fund Series...........................................................   467,162
Vanguard/Windsor II Series.............................................................   731,940


ITEM 27. INDEMNIFICATION

     Reference is made to Article XI of Registrant's Articles of Incorporation.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


     Wellington Management Company, LLP ("Wellington Management") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of Wellington Management, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-159089).



     Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of BHM&S, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by BHM&S pursuant to the Advisers Act (SEC File No. 801-14861).



     Tukman Capital Management ("Tukman"), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of Tukman, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of form ADV filed by Levin pursuant to the Advisers Act (SEC File No. 801-15279).



     Equinox Capital Management ("Equinox") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of Equinox, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of form ADV filed by Levin pursuant to the Advisers Act (SEC File No. 801-34524).


ITEM 29. PRINCIPAL UNDERWRITERS

     (a) None

     (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and Registrant's Custodian, State Street Bank & Trust Company, Boston, Mass.

ITEM 31. MANAGEMENT SERVICES

     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of the Company," the Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS


     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 9th day of February, 1998.


                                       VANGUARD/WINDSOR FUNDS, INC.

                                       BY:          RAYMOND J. KLAPINSKY
                                                 (Raymond J. Klapinsky)
                                                    John J. Brennan*,

                                          Chairman and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


                 SIGNATURES                                TITLE                    DATE
---------------------------------------------    -------------------------    -----------------
         BY:  RAYMOND J. KLAPINSKY               Senior Chairman of the       February 9, 1998
                                                 Board and Director
           (Raymond J. Klapinsky)
               John C. Bogle*
         BY:  RAYMOND J. KLAPINSKY               Chairman, Chief Executive    February 9, 1998
                                                 Officer and Director
           (Raymond J. Klapinsky)
              John J. Brennan*
         BY:  RAYMOND J. KLAPINSKY               Director                     February 9, 1998
            (Raymond J. Klapinsky)
             Robert E. Cawthorn*
         BY:  RAYMOND J. KLAPINSKY               Director                     February 9, 1998
            (Raymond J. Klapinsky)
                    Barbara B. Hauptfuhrer*
         BY:  RAYMOND J. KLAPINSKY               Director                     February 9, 1998
            (Raymond J. Klapinsky)
             Burton G. Malkiel*
         BY:  RAYMOND J. KLAPINSKY               Director                     February 9, 1998
            (Raymond J. Klapinsky)
           Alfred M. Rankin, Jr.*
         BY:  RAYMOND J. KLAPINSKY               Director                     February 9, 1998
            (Raymond J. Klapinsky)
              John C. Sawhill*
         BY:  RAYMOND J. KLAPINSKY               Director                     February 9, 1998
            (Raymond J. Klapinsky)
             Bruce K. MacLaury*
         BY:  RAYMOND J. KLAPINSKY               Director                     February 9, 1998
            (Raymond J. Klapinsky)
            James O. Welch, Jr.*
         BY:  RAYMOND J. KLAPINSKY               Director                     February 9, 1998
            (Raymond J. Klapinsky)
             J. Lawrence Wilson*
         BY:  RAYMOND J. KLAPINSKY               Treasurer and Principal      February 9, 1998
                                                 Financial Officer and
                                                 Accounting Officer
            (Raymond J. Klapinsky)
             Richard F. Hyland*


* By Power of Attorney. See 1933 Act File No. 2-14336, January 23, 1990. Incorporated by Reference.

                               INDEX TO EXHIBITS

Consent of Independent Accountants...................................................  EX-99-B11
Schedule for Computation of Performance Quotations...................................  EX-99-B16
Financial Data Schedule..............................................................  EX-27